SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

September 5, 2012

Dear Shareholder:

A special meeting of shareholders of your Transamerica fund will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on October 29, 2012, at 11:00 a.m. (Eastern time).

At the special meeting, you are being asked to vote on proposals to:

Elect Board Members of your fund. Nine of the eleven nominees are independent of Transamerica management, and ten of the eleven nominees already serve as Board Members of your fund.

Approve a new investment advisory agreement for your fund. The new investment advisory agreement updates the terms of your fund’s current investment advisory agreement to reflect current industry practices. The new investment advisory agreement will also standardize the terms of the funds’ agreements, which is expected to make administration of the agreements more efficient. TAM will remain your fund’s investment adviser and there will be no increase in fees under your fund’s new investment advisory agreement.

Approve changes to your fund’s fundamental investment policies. Your fund has adopted investment policies that cannot be changed without shareholder approval. A number of these policies are outmoded and one is unnecessary at the present time. The proposed changes are intended to modernize these so-called “fundamental” investment policies for your fund and provide your fund flexibility to respond to changing market conditions.

We are seeking your approval of these proposals through the enclosed joint proxy statement, which we invite you to review closely.

Importantly, the Board Members responsible for your fund have considered the proposals and have determined they are in the best interest of your fund, and unanimously recommend that you vote “FOR” these proposals. However, before you vote, please read the full text of the joint proxy statement for an explanation of each of the proposals.

Whether or not you plan to attend the meeting in person and regardless of how many shares you own, your vote is important to us. By responding promptly, you will save your fund the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote your shares by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call D.F. King toll-free at 1-800-735-3568.

Sincerely,

/s/ Thomas A. Swank
Thomas A. Swank
President and Chief Executive Officer

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

Please read the full text of the enclosed joint proxy statement. Below is a brief overview of the proposals to be voted on.

Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the joint proxy statement?

A.	As a shareholder of one or more Transamerica Funds, or as a contract holder that invests in one or more Transamerica Series Trust funds through a variable life insurance policy or variable annuity contract, you are being asked to vote “FOR” several proposals that have been approved by your fund’s Board of Trustees.

Proposal 1: Elect Board Members: The Investment Company Act of 1940 requires that shareholders elect the fund’s Trustees under certain circumstances. As a general matter, the Board may fill vacancies as long as, after the Board fills the vacancy, at least two-thirds of the Trustees have been elected by shareholders. Thomas A. Swank, the President and Chief Executive Officer of the funds and the funds’ investment adviser, Transamerica Asset Management, Inc. (“TAM”), is currently a nominee for the Board and could not be appointed by the Board without the Board falling below the two-thirds requirement. The other ten nominees already serve as Trustees of your fund. In addition, by electing Trustees now, the Board will be able to appoint new Trustees for a longer period of time without the expense of conducting additional shareholder meetings.

Proposal 2: Approve a New Investment Advisory Agreement: Your fund’s proposed new investment advisory agreement with TAM updates the terms of your fund’s current investment advisory agreement with TAM to reflect current industry practices. The new advisory agreement will also standardize the terms of the advisory agreements for the funds, which is expected to streamline the administration of the agreements.

Proposal 3: Approve Revised Fundamental Investment Policies: Your fund has adopted investment policies that cannot be changed without shareholder approval. A number of these policies are outmoded and one is unnecessary at the present time. The proposed revisions are intended to modernize your fund’s fundamental investment policies and provide your fund greater flexibility to respond to changing market conditions. The revised fundamental investment policies are not expected to result in any material changes to the risk profile of your fund or the way your fund is managed.

The implementation of any one or more proposals is not contingent upon the approval of any other proposal or proposals.

Q.	Will the investment adviser to my fund remain the same?

A.	Yes. TAM will remain as the investment adviser to your fund, and there will be no decrease in services provided by TAM and no increase in fees under the new advisory agreement.

Q.	Why am I being asked to vote on these proposals?

A.	Each of the above proposals requires the approval of shareholders of your fund. Your fund’s Board has approved the proposals, believes they are in shareholders’ best interests and recommends you vote “FOR” each of them.

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Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance of the Funds, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all shareholders to participate in the governance of their funds.

Q.	Who is paying for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

A.	It is anticipated that the total cost of preparing, printing and mailing the joint proxy statement and soliciting proxies will be approximately $2,102,049 ($1,362,459 for Transamerica Funds and $739,590 for Transamerica Series Trust), which will be borne by the funds.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call D.F. King, the funds’ proxy solicitor, at 1-800-735-3568.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

PLEASE CAST YOUR VOTE NOW.

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TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on October 29, 2012

Please take notice that a special meeting of shareholders of each series of Transamerica Funds and Transamerica Series Trust identified below (each series, a “Fund” and collectively, the “Funds”) will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on October 29, 2012, at 11:00 a.m. (Eastern time), to consider and vote on the following proposals:

I.	To elect Board Members;

II.	To approve a new Investment Advisory Agreement with TAM;

III.	To approve changes to the Fund’s fundamental investment policies; and

IV.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

After careful consideration of each proposal, the Board of Trustees of your Fund approved Proposals I, II and III and recommends that shareholders of your Fund vote “FOR” these proposals.

Shareholders of record of each Fund at the close of business on August 2, 2012 are entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

By Order of the Boards of Trustees,

/s/ Dennis P. Gallagher

Dennis P. Gallagher

Vice President, General Counsel and Secretary

September 5, 2012

SHAREHOLDERS ARE INVITED TO ATTEND THE SHAREHOLDER MEETINGS IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETINGS BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review on your Fund’s website at https://www.transamericainvestments.com/media/PDF/Transamerica-Funds-Proxy-Statement-August-2012.pdf for Transamerica Funds and at http://www.transamericaseriestrust.com/pdf/2012/Transamerica-Series-Trust-Proxy-Statement-August-2012.pdf for Transamerica Series Trust until at least January 31, 2013. A paper or email copy of the proxy materials may be obtained, without charge, by contacting the Trusts’ proxy solicitor D.F. King & Co., Inc. at 1-800-735-3568.

YOU CAN HELP YOUR FUND AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR SHARES USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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Funds Holding Special Meetings on October 29, 2012

Transamerica Funds

Transamerica Arbitrage Strategy	Transamerica International Equity Opportunities
Transamerica Asset Allocation – Conservative Portfolio	Transamerica International Small Cap
Transamerica Asset Allocation – Growth Portfolio	Transamerica International Value
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica International Value Opportunities
Transamerica Asset Allocation - Moderate Portfolio	Transamerica Large Cap Growth
Transamerica Bond	Transamerica Large Company
Transamerica Capital Growth	Transamerica Large Cap Value
Transamerica Commodity Strategy	Transamerica Long/Short Strategy
Transamerica Core Bond	Transamerica Managed Futures Strategy
Transamerica Developing Markets Debt	Transamerica Mid Cap Value
Transamerica Developing Markets Equity	Transamerica Money Market
Transamerica Diversified Equity	Transamerica Multi-Managed Balanced
Transamerica Emerging Markets	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Emerging Markets Debt	Transamerica Multi-Manager International Portfolio
Transamerica Emerging Markets Equity	Transamerica Real Return TIPS
Transamerica Flexible Income	Transamerica Select Equity
Transamerica Global Allocation	Transamerica Short-Term Bond
Transamerica Global Macro	Transamerica Small Cap Value
Transamerica Global Real Estate Securities	Transamerica Small Company Growth
Transamerica Growth	Transamerica Small/Mid Cap Value
Transamerica Growth Opportunities	Transamerica Tactical Income
Transamerica High Yield Bond	Transamerica Total Return
Transamerica International	Transamerica Value
Transamerica International Bond
Transamerica International Equity

Transamerica Series Trust

Transamerica AEGON Active Asset Allocation - Conservative VP	Transamerica JPMorgan Core Bond VP
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Transamerica JPMorgan Enhanced Index VP
Transamerica AEGON Active Asset Allocation - Moderate VP	Transamerica JPMorgan Mid Cap Value VP
Transamerica AEGON High Yield Bond VP	Transamerica JPMorgan Tactical Allocation VP
Transamerica AEGON Money Market VP	Transamerica Legg Mason Dynamic Allocation - Balanced VP
Transamerica AEGON U.S. Government Securities VP	Transamerica Legg Mason Dynamic Allocation - Growth VP
Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica Madison Balanced Allocation VP
Transamerica Asset Allocation – Conservative VP	Transamerica Madison Conservative Allocation VP
Transamerica Asset Allocation – Growth VP	Transamerica Madison Diversified Income VP
Transamerica Asset Allocation – Moderate VP	Transamerica Madison Large Cap Growth VP
Transamerica Asset Allocation - Moderate Growth VP	Transamerica Madison Moderate Growth Allocation VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Large Cap Value VP	Transamerica MFS International Equity VP
Transamerica BlackRock Tactical Allocation VP	Transamerica Morgan Stanley Active International Allocation VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica Morgan Stanley Capital Growth VP
Transamerica Efficient Markets VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Hanlon Balanced VP	Transamerica Multi-Managed Balanced VP
Transamerica Hanlon Growth VP	Transamerica Multi Managed Large Cap Core VP
Transamerica Hanlon Growth and Income VP	Transamerica PIMCO Real Return TIPS VP

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Transamerica Hanlon Income VP	Transamerica PIMCO Total Return VP
Transamerica Index 35 VP	Transamerica ProFund UltraBear VP
Transamerica Index 50 VP	Transamerica Systematic Small/Mid Cap Value VP
Transamerica Index 75 VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Index 100 VP	Transamerica Third Avenue Value VP
Transamerica International Moderate Growth VP	Transamerica WMC Diversified Growth VP
Transamerica Janus Balanced VP	Transamerica WMC Diversified Growth II VP
Transamerica Jennison Growth VP

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TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

JOINT PROXY STATEMENT

Introduction

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of each of the Transamerica Funds and Transamerica Series Trust (“TST”) funds listed in the accompanying Notice of Special Meeting of Shareholders (each, a “Fund”). The proxies are being solicited for use at a special meeting of shareholders of each Fund to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 A.M. on October 29, 2012 (for each Fund, a “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meetings will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Board of each of Transamerica Funds and TST (each, a “Trust”) has determined that the use of this Joint Proxy Statement for each Fund’s Special Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials or a Notice of Internet Availability of Proxy Materials are being first mailed by the Boards to shareholders on or about September 5, 2012.

Each Trust is organized as a Delaware statutory trust. In certain cases, for ease of comprehension, the term “Fund” is used in this Joint Proxy Statement where it may be more precise to refer to the “Trust” of which the Fund is a series. The Trusts are investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds that are series of TST are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

You are entitled to vote at the Special Meeting of each Fund of which you are a shareholder as of the close of business on August 2, 2012 (the “Record Date”). Each shareholder of record of a Fund at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the applicable Fund (with proportional fractional votes for fractional shares). The net assets and total number of shares of each Fund outstanding at the close of business on the Record Date is shown in Appendix A.

The Fund with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement. If you have the right to vote with respect to more than one Fund as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the Internet, please vote on the proposals with respect to each applicable Fund. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Special Meeting will be voted at that Special Meeting. On the matters coming before each Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shareholder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meetings.

Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of shareholders is required to take action at each Special Meeting. For the purposes of taking action on Proposal I, with respect to each Trust, shareholders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of the Trust shall constitute a quorum at the Special Meeting. For the purposes of taking action on Proposals II and III, with respect to each Fund, shareholders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of the Fund shall constitute a quorum at the Special Meeting.

Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

In the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

Proposal I. In the case of each Trust, shareholders of all of the Funds that are series of the Trust vote together as a single class with respect to the election of nominees to the Board of the Trust. Each nominee must be elected by a plurality of the votes cast on the proposal by shareholders of the applicable Trust. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have no effect on Proposal I.

Proposals II and III. Each Fund votes separately with respect to Proposals II and III. With respect to each Fund, approval of each of Proposals II and III requires the vote of a “majority of the outstanding voting securities” of that Fund within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Fund (a “1940 Act Majority Vote”). Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposals II and III.

Manner of Voting

The Funds expect that, before the Shareholder Meetings, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on Proposal 1 on behalf of their customers and beneficial owners. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposal II or III. A signed proxy card or other authorization by a beneficial owner of shares in a Fund that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold shares in a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record shareholder of your shares. At the Special Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a beneficial shareholder that does not specify how the beneficial shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions or in the same proportion as those shares for which the Fund receives voting instructions from other shareholders. This practice is sometimes called “proportional voting” or “echo voting.”

In the case of shares of Funds (such as the Funds that are series of TST) that are not offered to the public, but only sold to certain asset allocation portfolios and to variable annuity separate accounts established by insurance companies (including Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company of New York and Transamerica Advisors Life Insurance Company (collectively, the “Insurance Companies”)) to fund variable annuity contracts and variable life insurance policies, ownership of the shares is legally vested in the separate accounts. The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the shareholders of the variable annuity contracts and variable life insurance policies used to fund the accounts. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the shareholders of variable annuity contracts and variable life insurance policies. The Insurance Companies do not require that a specified number of variable annuity contracts and variable life insurance policies submit voting instructions before the Insurance Companies will vote the shares of the Funds held by their respective separate accounts at the Special Meetings. As a result, a small number of owners of variable annuity contracts and variable life insurance policies could determine how the Insurance Companies vote, if other owners fail to vote. Other participating insurance companies may follow similar voting procedures.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Under TAM’s proxy voting policies and procedures, in the case of Funds that invest their assets in other Funds, TAM will vote shares of the underlying Funds in accordance with the recommendations of the Board of such Funds. These shares will, therefore, be voted “FOR” the election of each nominee described in Proposal I, “FOR” the approval of the New Advisory Agreement described in Proposal II and “FOR” the revisions to the fundamental policies described in Proposal III.

If you have any questions about the proposals or about voting, please call D. F. King at 1-800-735-3568.

PROPOSAL I — TO ELECT BOARD MEMBERS

The purpose of this Proposal I is to elect Board Members of Transamerica Funds and TST.

At a Board meeting held on August 2, 2012, the current Board Members of each Trust nominated for election the eleven nominees listed below (the “Nominees”) to serve on the Board of the applicable Trust. Ten of the Nominees, Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer, John W. Waechter and Alan F. Warrick, currently serve as Board Members of each Trust. Thomas A. Swank, the President and Chief Executive Officer of the Funds and TAM, is the additional Nominee to the Boards. Information about the Nominees for the Boards is set forth below.

Mr. Swank is an “interested person” of the Funds as defined in the 1940 Act by virtue of his position with TAM and its affiliates described below. Mr. Warrick is considered an “interested person” of the Funds as defined in the 1940 Act due to his former service in various executive positions for certain Transamerica affiliates as described below (Mr. Swank and Mr. Warrick, together, the “Interested Nominees”). Each of the other Nominees is not an “interested person” of the Funds within the meaning of the 1940 Act (an “Independent Nominee”). Each Independent Nominee was nominated by the applicable Trust’s current Board Members who are not “interested persons” of the Funds within the meaning of the 1940 Act.

The Nominees’ term of office will commence upon their acceptance of their elections, which is expected to occur during the fourth quarter of 2012. If elected, the Nominees will comprise the entire Board of each Trust, and each of them will hold office until his or her successor has been duly elected or appointed, until reaching the mandatory retirement age, or until his or her earlier death, resignation or removal.

Each Nominee has consented to serve on the Board of each Trust if elected by shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by Board Members of the applicable Trust.

The enclosed proxy card will be voted for all Nominees unless a proxy contains specific instructions to the contrary.

Reason for Proposed Election of Nominees

The 1940 Act requires that shareholders elect a fund’s board under certain circumstances. As a general matter, a fund’s board may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the board members were elected by shareholders. Mr. Swank, currently a Nominee, could not be appointed by the Boards without the Boards falling below the two-thirds requirement. The other ten Nominees already serve as Board Members of each Trust. In addition, by electing Board Members now, the Board will be able to appoint new Board Members for a longer period of time without the expense and delay of conducting additional shareholder meetings.

Information about the Nominees

The Nominees, their years of birth, their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica fund complex the Nominees will oversee if elected, and other board memberships they hold are set forth in the table below. The Transamerica fund complex consists of Transamerica Funds, TST, Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”),

Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”). The mailing address of each Nominee is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

INTERESTED NOMINEES

Thomas A. Swank (1960)	Nominee

President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

President and Chief Executive Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (May 2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (May 2012 - present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (May 2012 - present);

Director and Trust Officer, Massachusetts Fidelity Trust Company (May 2012 – present);

Supervisory Board Member, AEGON Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, AEGON Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

				162	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 - 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000) and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present); Consultant, AEGON USA (2010 – present); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, AEGON USA (1994 – 2010).	162	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

INDEPENDENT NOMINEES

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	162	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002 (Transamerica Funds); Since 2001 (TST)

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				162	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	162	N/A

Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and Since 2002 (Transamerica Funds); Since 1986 (TST)	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	162	N/A

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);	162	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
			Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Resources Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	162	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	162	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	162	Honorary Trustee, Bryant University (1996 – present)

John W. Waechter (1952)	Board Member	Since 2005 (Transamerica Funds); Since 2004 (TST)	Attorney, Englander and Fischer, LLP (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010);	162	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004).

As of August 2, 2012, all Board Members and officers as a group owned less than 1% of the outstanding shares of each Fund.

Prior to 2007, AEGON had three U.S. mutual fund families, TAM, Diversified and Premier. Each of the Nominees, other than Mr. Jennings, Mr. Swank and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Nominee was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Nominees, other than Ms. Bane, Mr. Jennings, Mr. Swank and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica fund family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Swank is a new Nominee and has not previously served on the Board.

The Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees lead to the conclusion that the Board will possess the requisite skills and attributes. The Board believes that the Nominees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of the Nominees in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Swank and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Nominee other than Mr. Swank and Mr. Warrick, his or her status as not being an “interested person” of the Funds as defined in the 1940 Act; as to Mr. Swank, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Swank, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of the Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The nominations of Ms. Bane and Mr. Jennings were recommended to the Nominating Committee of each Board by the other Independent Board Members serving on that Nominating Committee. The nomination of Mr. Warrick was recommended to the Nominating Committee of each Board by Mr. Swank, Chief Executive Officer and President of TAM and the Funds and a Nominee to the Boards. The nomination of Mr. Swank was recommended to the Nominating Committee of each Board by members of the Nominating Committee familiar with Mr. Swank through his service as Chief Executive Officer and President of TAM and the Funds. The remaining Nominees already have been elected to the Boards and are being submitted for reelection.

Each Board is responsible for overseeing the management and operations of the Funds. Board members who are not interested persons of the Funds within the meaning of the 1940 Act (the “Independent Board Members”) constitute more than 75% of each Board.

Each Board has two standing committees: the Audit Committee and Nominating Committee. In addition, each Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with management to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the Funds’ board committees, the Independent Board Members consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively.

As a result of the recent resignation of the Chairman of each Board, the Boards currently do not have a Chair, although they expect to appoint a new Chair at a later date. As noted above, each Board has a Lead Independent Board Member.

Through its oversight of the management and operations of the Funds, each Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds (such as reports about the performance of the Funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the Funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the Funds and the Funds’ service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Boards and their Audit Committees but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. Each Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

Each Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Boards’ risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Boards, the Funds, TAM, its affiliates, the sub-advisers or other service providers.

In addition, it is important to note that each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Officers of the Trusts

The officers of each Trust, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period) are set forth in Appendix B. Each officer is elected by and serves at the pleasure of the Trust’s Board.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trusts, except for the Chief Compliance Officer, receives any compensation from the Trust.

General Information Regarding the Boards

Compensation: Information relating to compensation paid to the Board Members of the Boards for the most recent fiscal year end of the Funds they will oversee is set forth in Appendix C.

Equity Securities Owned by the Nominees: Information relating to the amount of equity securities owned by the Nominees in the Funds that they will oversee and in the other funds in the Transamerica fund complex as of June 30, 2012, as well as certain additional information regarding the Independent Nominees, is set forth in Appendix D.

Attendance of Board Members at Annual Meeting: The Trusts do not hold annual meetings of shareholders, and therefore do not have a policy regarding attendance of Board Members at annual meetings. No annual meeting for either Trust was held during the most recent fiscal year end.

Board Meetings: During the fiscal year ended October 31, 2011, the Board of Transamerica Funds met 8 times. During the fiscal year ended December 31, 2011, the Board of TST met 9 times. Each Nominee then in office attended more than 75% of the aggregate number of such meetings of the Boards.

Board Committees and Membership

Each Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by a Board Member who is an Independent Board Member and composed of all of the Independent Board Members.

Audit Committee

Each Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm. Each Audit Committee also approves all audit and permissible non-audit services provided to each applicable Fund by the independent registered public accounting firm and all permissible non-audit services provided by each applicable Fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting. Each Audit Committee acts pursuant to a written charter.

During the fiscal year ended October 31, 2011, the Audit Committee of the Transamerica Funds Board met 5 times. During the fiscal year ended December 31, 2011, the Audit Committee of the TST Board met 5 times. Each Nominee then in office attended more than 75% of the aggregate number of such committee meetings.

Nominating Committee

Each Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. When addressing vacancies, each Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Each Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. Each Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. Neither Nominating Committee has specific, minimum qualifications for nominees, nor have they established specific qualities or skills that they regard as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). Each Nominating Committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

Each Nominating Committee acts pursuant to a written charter, as set forth in Appendix E. The charter sets forth procedures for each Nominating Committee’s consideration of candidates submitted by shareholders.

During the fiscal year ended October 31, 2011, the Nominating Committee of the Transamerica Funds Board did not meet. During the fiscal year ended December 31, 2011, the Nominating Committee of the TST Board did not meet.

Indemnification of Board Members and Officers

The governing documents of each Trust generally provide that, to the extent permitted by applicable law, the Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

Required Vote

This Proposal I must be approved by a plurality of the votes cast in person or by proxy at a Special Meeting at which a quorum exists. The votes of each Fund in the same Trust will be counted together with respect to the election of the Nominees to the Board and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds that are series of the same Trust.

Your Board recommends that you vote “FOR” the election of each of the Nominees to Board.

PROPOSAL II — APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

Shareholders are being asked to approve a new advisory agreement between their Fund and its investment adviser, TAM (the “New Advisory Agreement”). The 1940 Act requires that shareholders approve the New Advisory Agreement in order for it to become effective with respect to a Fund. At Board meetings held on August 2, 2012, for the reasons discussed below (see “Board Evaluation of the New Advisory Agreements”), the Board, including a majority of the

Independent Board Members, approved the New Advisory Agreement and are recommending its approval by shareholders. If the shareholders of a Fund do not approve the New Advisory Agreement, TAM will continue to provide investment advisory services to the Fund pursuant to the terms of the Fund’s existing investment advisory agreement (the “Current Advisory Agreement”).

The New Advisory Agreement updates the terms of each Fund’s Current Advisory Agreement to reflect current industry practices. The New Advisory Agreement also will standardize the terms of the advisory agreements for the Funds. Adopting standardized terms for the Funds’ advisory agreements is expected to streamline the Boards’ and management’s monitoring and administration of performance of the advisory agreements. There will be no decrease in services provided by TAM. There will be no increase in fees under any Fund’s New Advisory Agreement; however, the New Advisory Agreement will permit certain Funds to bear certain expenses previously borne by TAM. The New Advisory Agreement also clarifies which expenses are borne by the Funds. Notwithstanding the expanded and clarified language, there is no present intention for any of the Funds to bear any expenses under the New Advisory Agreement that they do not currently bear under the Current Advisory Agreements.

Investment Adviser

TAM serves as the investment adviser to the Transamerica family of funds, including the Funds. Under the Current Advisory Agreement with each Fund, TAM is responsible for providing an investment program for the Fund. With respect to certain of the Funds, currently predominately asset allocation funds of funds, TAM implements the Funds’ investment program by providing investment advice directly to those Funds. For other Funds, TAM provides “manager of managers” services. As a manager of managers, TAM assembles a group of investment sub-advisers, closely monitors their performance and alters the composition of the group as necessary to adapt to market conditions or fund performance. Under TAM’s oversight, the sub-advisers provide day to day management of the Funds. Under the New Advisory Agreement, if approved, TAM will continue to provide the same services to each Fund that it currently provides, and the sub-advisory agreements in effect for the relevant Funds will continue in effect without interruption. As noted above, there will be no change in the fees payable by any Fund under the New Advisory Agreement.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%), and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. For information about TAM’s directors and principal executive officers, please see Appendix F.

Comparison of Current Advisory Agreements to the New Advisory Agreement

Set forth in Appendix G are: (i) the date of each Fund’s Current Advisory Agreement; (ii) the dates on which the Current Advisory Agreement was last approved by shareholders and was last approved by the Board; (iii) the contractual investment advisory fees payable by each Fund to TAM, as a percentage of the Fund’s average daily net assets; and (iv) the aggregate investment advisory fees paid by each Fund to TAM during the last fiscal year.

Set forth below is a general description of the terms of the New Advisory Agreement and a general comparison with the terms of the Current Advisory Agreements. A copy of the form of New Advisory Agreement is attached hereto as Appendix H and shareholders should refer to Appendix H for the complete terms of the New Advisory Agreement. A side-by-side comparison of certain key provisions of the New Advisory Agreement and the Current Advisory Agreements is set forth in Appendix I and shareholders also should refer to Appendix I to determine how the New Advisory Agreement may differ in certain respects from their Fund’s Current Advisory Agreement.

Investment Advisory Services.    The New Advisory Agreement provides that, subject to the supervision of the Board, TAM will regularly provide the Fund with investment research, advice, management and supervision and will furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions. TAM will determine from time to time what securities and other investments and instruments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the Fund’s governing documents, Prospectus and Statement of Additional Information and the 1940 Act. Certain of the Current Advisory Agreements state that TAM will provide advice and recommendations as to the purchase and sale of securities, and will supervise the purchase and sale of Fund investments as directed by the Board or officers of the Fund. These Current Advisory Agreements also permit the Board to delegate to Trust officers the power to authorize purchases, sales and other investment actions. As the Trust officers have always been employees of TAM, as a practical matter, TAM has been providing discretionary investment management services under each of these Current Advisory Agreements in the same fashion contemplated by the New Advisory Agreement.

The New Advisory Agreement permits TAM to direct the investment of all or substantially all of the assets of the Fund into one or more investment companies, subject to the Board’s approval and the requirements of the 1940 Act. The Current Advisory Agreements for certain of the Funds do not specifically address investment in other investment companies.

Pursuant to the New Advisory Agreement, TAM is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of brokers or dealers and the placing of orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which TAM or its affiliates exercise investment discretion. The New Advisory Agreement authorizes TAM to pay a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TAM determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TAM and its affiliates have with respect to accounts over which they exercise investment discretion. Each Current Advisory Agreement contains similar provisions as to the purchase and sale of portfolio securities (currencies and derivative instruments that may not technically be securities, among other things, are not expressly mentioned). The Current Advisory Agreements for certain Funds state that TAM and the Fund’s sub-adviser are authorized to consider sales by a broker-dealer of life insurance policies and variable annuity contracts issued by an affiliate of TAM as a factor in selecting broker-dealers to execute transactions for the Fund. Under the New Advisory Agreement, TAM is not permitted to direct brokerage to compensate a broker for selling shares of the Fund or securities of an affiliate of TAM. This is consistent with TAM’s practice under all of the Current Advisory Agreements, notwithstanding the language in the Current Advisory Agreements described above.

The New Advisory Agreement provides that TAM will, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities. As set forth in Appendix I, some but not all of the Current Advisory Agreements expressly address proxy voting on behalf of the Fund. Nevertheless, in practice these services are currently provided to all of the Funds either directly by TAM or through delegation to the Fund’s sub-adviser(s). The New Advisory Agreement states that TAM will oversee the services of the Fund’s administrator, custodian and transfer agent and supervise the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions. The Current Advisory Agreements for certain of the Funds contain similar provisions. The New Advisory Agreement also provides that TAM, at the request of the Board, will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund. Certain of the Current Advisory Agreements contain a similar provision.

In addition, the New Advisory Agreement provides that TAM may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under the New Advisory Agreement, which may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments TAM believes are appropriate or desirable in performing its duties under this Agreement. The Current Advisory Agreements do not expressly provide for execution of these types of documents by TAM on behalf of the Fund.

Delegation to Sub-advisers.    The New Advisory Agreement provides that, subject to the Board’s approval, TAM or any Fund may enter into contracts with one or more investment sub-advisers, including affiliates of TAM, pursuant to which TAM delegates to the sub-advisers any or all its duties specified in the New Advisory Agreement, on such terms as TAM determines to be necessary, desirable or appropriate. TAM is responsible for overseeing each investment sub-adviser. The New Advisory Agreement is clear that TAM may, but is not required to, enter into one or more sub-advisory contracts on behalf of any Fund. None of the Current Advisory Agreements require TAM to enter into sub-advisory contracts, but certain Current Advisory Agreements state that TAM intends to enter into sub-advisory agreements with respect to the Fund. This statement of TAM’s intention at the time the relevant Current Advisory Agreements were entered into has been viewed as not preventing a subsequent determination by TAM not to retain a sub-adviser with respect to a Fund.

Fees.    Under its Current Advisory Agreement, each Fund pays TAM, as compensation for its services, a fee computed at an annual rate as shown in Appendix G. The fee payable by each Fund to TAM under the New Advisory Agreement will be computed at the same annual rate. There is no change in the fee payable by any Fund under the New Advisory Agreement. Certain of the Current Advisory Agreements provide that if the Fund invests all or substantially all of its assets in a single registered investment company, TAM’s fee shall be reduced by the management fee allocated to that Fund from such other registered investment company. The New Advisory Agreement does not specifically address this subject. However, with respect to Transamerica BlackRock Global Allocation VP, the existing arrangement whereby TAM waives its entire advisory fee is expected to continue so long as the Fund invests all of its assets in the underlying BlackRock master fund.

Expenses.    The New Advisory Agreement provides that the Fund will bear all expenses not expressly assumed by TAM incurred in the operation of the Fund and the offering of its shares, and contains a non-exhaustive list of these expenses. Each of the Current Advisory Agreements contain similar provisions, except that the list of enumerated Fund expenses differs in some respects and is less extensive than the list contained in the New Advisory Agreement.

Among the expenses borne by a Fund that are specifically enumerated in the New Advisory Agreement, as well as each of the Current Advisory Agreements, are: advisory fees; costs incurred in connection with the purchase and sale of portfolio securities, including brokerage commissions; expenses of organizing the Fund; filing fees and expenses relating to registering and qualifying the Fund’s shares for sale under federal and state securities laws; custodian and transfer agent fees; legal and accounting fees, including costs of local representation and fees and expenses of special counsel for the independent Board Members; the Fund’s allocable share of the compensation paid to non-interested Board Members; all federal, state and local taxes and expenses of preparing and filing tax returns; costs of certificates, if any; expenses of preparing and filing reports with federal and state regulatory authorities; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed by the Trust and TAM); and expenses of preparing, typesetting, printing and distributing prospectuses and shareholder reports.

The New Advisory Agreement also enumerates the following expenses, which are included in some, but not all, of the Current Advisory Agreements: costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage asserted against the Trust; expenses of meetings of the Board or a committee thereof and other meetings of the Fund; fees and expenses of registrars, independent pricing vendors or other service providers; fees and expenses in connection with membership in investment company organizations; distribution-related fees and expenses; shareholder servicing fees; governmental fees; costs (including interest expenses and loan commitment fees) of borrowing money; website costs; the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund as determined by the Board; travel expenses of officers, members of the Board and any employees of the Fund; audit fees; litigation expenses and any non-recurring or extraordinary expenses as may arise (including, without limitation, expenses relating to the Fund’s obligation to indemnify others).

As noted above, while the enumeration of expenses in the New Advisory Agreement (including the foregoing examples) is more expansive and provides greater clarity than is the case, to varying degrees, in the Current Advisory Agreements, in each of the Current and New Advisory Agreements the list of Fund expenses is non-exhaustive and should not be viewed as limiting. There is no present intention for the Funds to bear more or different expenses under the New Advisory Agreement than they currently bear.

The New Advisory Agreement differs from certain Current Advisory Agreements concerning the compensation of Board Members who are “interested persons” of TAM within the meaning of the 1940 Act. The New Advisory Agreement gives the Board the authority to decide whether a Fund should pay its allocable share of the compensation, and reimburse for its allocable share of out-of-pocket expenses, of an interested Board Member who is not a director, officer or employee of TAM, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or consultants, independent contractors or other persons who receive remuneration or other benefits from the foregoing. Certain of the Current Advisory Agreements state that TAM will pay the compensation and expenses of all interested Board Members. TAM currently pays the compensation and expenses of interested Board Members, and there is no current intention for the Funds to assume and bear any of these costs.

The New Advisory Agreement requires TAM to bear all expenses incurred by it in the performance of its duties under the Agreement and, if any of TAM’s directors, officers and employees are elected as Board Members or officers of the Fund, TAM shall pay the compensation, fees and expenses of these Board Members and officers, with the exception of the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer as determined by the Board. The New Advisory Agreement also provides that TAM will pay the Trust’s office rent and provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. Except for these expenses, TAM is not responsible for the Fund’s expenses, as described more fully above and as shown in Appendix I.

As set forth in Appendix I, the Current Advisory Agreement for many of the Funds contains a provision relating to limitations on expenses of the Funds. Certain of these Current Advisory Agreements include a specific expense cap. The Board reviews the Funds’ expense caps at least annually. The expense caps in the applicable Current Advisory Agreements have been replaced by separate expense limitation arrangements for the Funds, and the expense caps for certain of the Funds have since been terminated or increased. The New Advisory Agreement does not specifically address the limitation of expenses. However, any existing expense limitation arrangement for a Fund is expected to continue under the terms, and for the period, set forth in the current expense limitation agreement for the Fund and the Fund’s Prospectus.

Conflicts of Interest.    The New Advisory Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. The New Advisory Agreement provides that TAM may not deal with itself, the Board Members of the Trust or any principal underwriter of a Fund, as principals or agents, in making purchases or sales of securities or other property for the account of the Fund, nor may it purchase any securities from an underwriting or selling group in which TAM or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TAM or its affiliates, except as permitted by the 1940 Act and in accordance with the Fund’s policies and procedures. The New Advisory Agreement specifically provides that any director, officer, or employee of TAM may engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. TAM is not restricted from engaging in any other business or rendering services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the New Advisory Agreement also provides that if the purchase or sale of securities for a Fund and one or more other accounts of TAM is considered at or about the same time, transactions in these securities will be allocated among the accounts in a manner deemed equitable by TAM. In addition, if transactions of the Fund and another client are combined as permitted by applicable laws and regulations, the combined transactions must be consistent with TAM’s policies and procedures as presented to the Board from time to time. As set forth in Appendix I, certain of the Current Advisory Agreements address some, but not all, of these potential conflicts.

Limitation on Liability.    Under the New Advisory Agreement, TAM assumes no responsibility other than to render the services called for by the Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund. TAM and its affiliates are not protected, however, against any liability to a Fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Advisory Agreement. As set forth in Appendix I, certain of the Current Advisory Agreements contain a similar provision with the same standard of liability as the New Advisory Agreement, while others do not specifically address the liability of TAM in connection with rendering the services called for by the Current Advisory Agreement. With respect to those Current Advisory Agreements that do not specifically address the standard of care to be applied to TAM’s performance under the Agreement, applicable state law would govern which could produce a range of outcomes including the application of a negligence, gross negligence or another standard, although we believe that a court would most likely apply a negligence or gross negligence standard.

Term, Continuance and Amendments.    If approved by shareholders of a Fund, the New Advisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that Fund. The Current Advisory Agreements contain similar provisions, although the initial dates differ and the initial two-year period has elapsed in most cases. Notwithstanding the foregoing, the New Advisory Agreements will be considered by the respective Boards on the same calendar as the Current Advisory Agreements.

The New Advisory Agreement provides that no material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of the Fund. Certain of the Current Advisory Agreements also require approval by a majority of the Independent Board Members. The amendment provision of certain Current Advisory Agreements provides that the Agreement may only be amended by voteof a majority of the outstanding voting securities of the Fund and a majority of the Independent Board Members. This provision has been read to permit non-material amendments to these Current Advisory Agreements without shareholder approval. While each Current Advisory Agreement contains a provision requiring shareholder approval to amend the Agreement, the New Advisory Agreement clarifies that shareholder approval is necessary only to the extent required by the 1940 Act.

Termination.    The New Advisory Agreement provides that it may be terminated with respect to any Fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. The New Advisory Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act). Each Current Advisory Agreement contains similar termination provisions.

Additional Information

Appendix J shows amounts paid to TAM and to affiliates of TAM during the most recent fiscal year by each Fund for the services noted therein. There were no other material payments by any Fund to TAM or any of its affiliates during that period. No other person served as investment adviser to any Fund during that period.

The aggregate brokerage commissions paid by each Fund to an affiliated broker during the most recent fiscal year are set forth in Appendix J. Other than as set forth in Appendix J, no affiliated entity provided brokerage services to any Fund during that period. The affiliated brokers set forth in Appendix J will continue to provide services to the Funds if the New Advisory Agreement is approved.

TAM provides investment advisory services to other Funds that may have investment objectives that are similar to those of certain of the Funds. Appendix K lists other funds advised by TAM, the net assets of those funds and the investment advisory fees payable by each fund to TAM as a percentage of its average daily net assets.

As noted above, TAM provides “manager of managers” services as part of its business. TAM has obtained an Order from the U.S. Securities and Exchange Commission (the “SEC”) (Release IC- 23379 dated August 5, 1998) that permits it, subject to certain conditions and without the approval of shareholders of the Funds, to (i) employ a new unaffiliated sub-adviser for a Fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser; (ii) materially change the terms of any sub-advisory agreement; and (iii) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In these circumstances, shareholders receive notice and information about the new sub-adviser and/or new sub-advisory agreement.

Board Evaluation of the New Advisory Agreement

At a meeting held on August 2, 2012, the Board of each Fund reviewed and considered the New Advisory Agreement to determine whether it should be approved. Following their review and consideration the Board Members determined that the New Advisory Agreement will enable shareholders to continue to enjoy investment management services at a cost that is reasonable in light of the services rendered. The Board, including the Independent Board Members, approved the New Advisory Agreement for each Fund.

In reaching their decisions, the Board Members requested and obtained from TAM information they deemed necessary to evaluate the New Advisory Agreement, and also considered information they had previously received from TAM in connection with the initial approval or annual consideration, as applicable, of a Fund’s Current Advisory Agreement. In considering the New Advisory Agreement for each Fund, the Board Members evaluated a number of factors and considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.

Among other matters, the Board Members considered:

•	the terms and conditions of the New Advisory Agreement, including the differences from the Current Advisory Agreement;

•	the differences among the various Current Advisory Agreements, as well as differences with the advisory agreements of other funds in the Transamerica Fund complex and current industry practices;

•	the fact that each Fund’s advisory fees will remain the same under the New Advisory Agreement;

•	the nature, scope and quality of services that TAM as investment adviser is expected to continue to provide to the Funds;

•

the fact that the Board performed a full review of the Current Advisory Agreement for each Fund either in June 2012 or, if the Fund is relatively new, at the time of the Fund’s launch, as required by the 1940 Act and determined that TAM has the capabilities, resources and personnel necessary to provide the advisory services then being provided and anticipated to be provided to each Fund, and that the fees paid by each Fund represented reasonable compensation to TAM in light of the services provided.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members of each applicable Fund, including a majority of the Independent Board Members, concluded that the terms of the New Advisory Agreement are reasonable, and that the New Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided.    In evaluating the nature, quality and extent of the services to be provided by TAM under each New Advisory Agreement, the Board Members considered, among other things, that the differences between the New Advisory Agreement and the Current Advisory Agreements are not expected to result in any diminution in the nature, quality and extent of services provided to each Fund and its shareholders and that it is expected that TAM will continue to provide high quality advisory services under the New Advisory Agreement. The Board considered the services provided by TAM for the advisory fee it will receive, after payment of a Fund’s sub-advisory fee, if applicable, including oversight of the services provided by the Funds’ administrator, custodian and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the Funds, as well as the “manager of managers” services TAM will provide. The Board Members also considered that they recently had performed a full review of each Current Advisory Agreement and had determined that TAM can provide investment and related services that are appropriate in scope and extent in light of each Fund’s operations, the competitive landscape of the investment company business and investor needs.

Based on their review of the materials provided and the assurances they received from TAM, the Board Members of each Fund determined that if the New Advisory Agreement is adopted, TAM will continue to provide the advisory services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

Investment Performance.    The Board Members considered the performance results of the Funds. The Board Members noted that they had recently considered the performance of the Funds over various time periods in connection with the consideration of the applicable Current Advisory Agreements in June 2012 or, for relatively new Funds, had considered certain performance information prior to the Fund’s launch. Based on this information, the Board Members determined that TAM continues to be capable of generating a level of investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies.

Advisory Fees and Total Expense Ratios.    The Board Members noted that the advisory fees and total expense ratios of each Fund are expected to remain the same under the New Advisory Agreement. The Board considered that it had recently considered information provided by Lipper Inc. comparing the advisory fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies. On the basis of these considerations, the Board Members determined that the advisory fees to be received by TAM under the New Advisory Agreement continue to be reasonable in light of the services provided.

Costs of Services Provided and Profitability.    The Board Members considered information provided by TAM regarding the profitability of TAM with respect to the advisory services it provides to each Fund. The Board considered that it had recently reviewed profitability information about TAM’s costs of providing and/or procuring fund management services, as applicable, as well as the costs of providing administration, transfer agency and other services to the Funds. The Board Members determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale.    The Board Members considered information on the advisory fees paid by each Fund, taking into account any applicable breakpoint fee structures to account for economies of scale, and concluded that each Fund’s fee structure reflected economies of scale to date. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether each Fund has achieved economies of scale and the appropriateness of advisory fees payable to TAM.

Fallout Benefits.    The Board Members took into consideration the character of other incidental benefits to TAM from its relationship with each Fund. The Board Members noted that TAM will not realize “soft dollar” benefits from its relationship with the Funds. The Board Members considered that the costs, nature, scope and quality of administrative and other services provided to the Funds by affiliates of TAM will not change as a result of approval of the New Advisory Agreement.

Other Considerations.    The Board Members considered that the New Advisory Agreement would more closely align the Funds with current industry practice and standardize the terms of the advisory agreements across the Funds, allowing for more efficient monitoring and administration of their performance. In addition, the Board Members noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to continue to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Board Members favorably considered the procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the sub-advisers, if applicable.

Required Vote

To become effective with respect to a particular Fund, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Each New Advisory Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. If approved by shareholders of a Fund, the New Advisory Agreement will amend and restate the Current Advisory Agreement for that Fund, and any sub-advisory agreements in effect for that Fund will continue in effect without interruption.

Your Board recommends that you vote “FOR” the approval of the New Advisory Agreement for your Fund.

PROPOSAL III — APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

The Funds, like all mutual funds, are required by law to have policies governing certain investment practices that may be changed only with shareholder approval. These policies are referred to as “fundamental.” A number of the Funds’ policies are outmoded and one is unnecessary at the present time. The proposed changes are intended to modernize the Funds’ fundamental investment policies and provide the Funds’ flexibility to respond to changing market conditions. The revised fundamental investment policies are not expected to result in any material changes to the risk profile of the Funds or the way each Fund is managed.

The 1940 Act requires each Fund to adopt fundamental investment policies with respect to several specific types of activities, namely a Fund’s ability to (1) borrow money; (2) issue senior securities; (3) engage in the business of underwriting securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. Currently, the Funds have fundamental investment policies that are either not required by law or are more restrictive than the law requires. The 1940 Act requires that any modification or elimination of a Fund’s fundamental investment policies be approved by the Fund’s shareholders.

Each Fund’s Board has reviewed the Fund’s current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. Each Board is proposing that shareholders approve revisions to (and, with respect to one policy, elimination of) the Funds’ fundamental investment policies, as described more fully in this Joint Proxy Statement, to permit the Funds the maximum investment flexibility under current law.

The current fundamental investment policies of each of the Funds that are proposed to be revised are set forth in Appendix L to this Joint Proxy Statement. A list of the new fundamental policies that will apply to each Fund if approved by shareholders of that Fund also appears in Appendix L.

Reasons for Proposal

The revised fundamental investment policies are intended to update the Funds’ policies in line with regulatory changes and industry practices, thereby providing the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. The revised fundamental policies are expected to facilitate the management of the Funds’ assets and to simplify the process of monitoring compliance with the Funds’ fundamental investment policies.

Each Fund has an investment objective as well as fundamental investment policies. The revised fundamental investment policies do not affect the Funds’ investment objectives, which remain unchanged. The revised policies are not expected to result in any material changes to the risk profile of the Funds or the way each Fund is managed. To the extent the Funds engage in new investment practices in the future, the Funds may be subject to additional risks. Before a material change is made in a Fund’s investment practices in response to the revised policies, the Fund’s Board would be consulted and the Fund’s prospectus or statement of additional information would be revised to disclose the change and, as applicable, any additional risks.

The revised fundamental investment policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice. For purposes of the revised fundamental investment policies, the “1940 Act” shall mean the 1940 Act and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.

Additional Information

The Funds affected by Proposals III.A - III.D are indicated at the beginning of each section below. Each section sets out the fundamental policy that will apply to each Fund if shareholders of that Fund approve the revised policy in that section. The descriptions in each section of the Funds’ existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Appendix L. The chart in Appendix L sets forth the current fundamental policies of each Fund that are proposed to be revised or eliminated and the proposed revised policy, if applicable.

Shareholders of each Fund will vote separately from shareholders of other Funds with respect to their Fund’s fundamental policies. In addition, shareholders will be asked to vote on each revised policy for their Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Fund’s fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved for a Fund, the Fund’s existing fundamental policy on that investment practice, as set forth in Appendix L, will remain in effect.

In addition, approval of changes to your Fund’s fundamental investment policies will not depend upon your vote on or the outcome of other Proposals discussed in this Joint Proxy Statement. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to the other Proposals discussed in this Joint Proxy Statement.

The revised policies that are approved will take effect when certain other matters presented to shareholders in this Proxy Statement take effect; this is currently expected to occur in the fourth quarter of 2012, although the actual date could be later.

Shareholders of each Fund will be asked to provide instructions on each proposed fundamental restriction separately on the enclosed proxy card.

Evaluation by the Boards

Because of the opportunity afforded by the Special Meetings, each Board has reviewed each Fund’s fundamental investment policies with the goal of simplifying and modernizing the fundamental investment policies of the Funds. The Boards believe that revising certain fundamental investment policies will enhance management’s ability to manage the Funds’ assets efficiently in changing regulatory and investment environments, and permit management and the Boards to review and monitor investment policies more easily. In addition, the proposed changes to the fundamental investment policies of the Funds will assist the Funds in making regulatory filings in a more efficient and cost effective manner. The proposed changes in fundamental investment policies may allow each Fund greater investment flexibility to respond to future investment opportunities. The Boards do not anticipate, however, that the changes, individually or in the aggregate, currently will result in a material change in the level of investment risk associated with an investment in any Fund. Due to these and other considerations, the Boards recommend that shareholders vote to approve the modifications to the Funds’ fundamental investment policies described below.

Proposed Fundamental Investment Policies

Shareholders are being asked to approve amendments to the Funds’ fundamental investment policies in Proposals III.A-III.C. In addition, an investment policy that is currently deemed fundamental by a Fund, but which the 1940 Act does not require to be fundamental, is proposed to be eliminated. This is the purpose of Proposal III.D.

Proposal III.A — Underwriting

Applicable Funds — All Funds

Proposed New Fundamental Investment Policy.    If shareholders of a Fund approve this proposal, the Fund’s fundamental investment policy regarding underwriting would read:

The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

Discussion of Proposed Modification.    All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Currently, each Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Each Fund’s current fundamental investment policy also provides, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, the Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities. The Funds’ current underwriting policies are disclosed in their prospectuses and/or statements of additional information.

The revised policy will be interpreted to permit the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act, and thus will give the Funds greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Fund.

Your Board recommends that you vote “FOR” this proposal.

Proposal III.B — Real Estate

Applicable Funds — All Funds

Proposed New Fundamental Investment Policy.    If shareholders of a Fund approve this proposal, the Fund’s fundamental investment policy regarding real estate would read:

The fund may not purchase or sell real estate except as permitted by the 1940 Act.

Discussion of Proposed Modification.    All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The revised policy will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, MBS instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, each Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. The Funds may, under the current fundamental policy, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities. The Funds’ current policies concerning investment in real estate are disclosed in their prospectuses and/or statements of additional information.

Your Board recommends that you vote “FOR” this proposal.

Proposal III.C — Concentration

1. Applicable Funds — All Funds other than: Transamerica Commodity Strategy, Transamerica Global Real Estate Securities and Transamerica Clarion Global Real Estate Securities VP

Proposed New Fundamental Investment Policy.    If shareholders of a Fund approve this proposal, the Fund’s fundamental investment policy regarding concentration would read:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

Discussion of Proposed Modification.    All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. The 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The revised policy will be interpreted to refer to concentration as that term may be interpreted from time to time. The revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; repurchase agreements collateralized by any such obligations; counterparties in foreign currency transactions; and securities of other investment companies. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. A type of investment will not be considered to be an industry under the revised policy. The revised policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

Currently, each Fund may not concentrate its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Under the current fundamental investment policy, this limitation does not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities. In addition, with respect to Transamerica Managed Futures Strategy, the limitation in the current policy also does not apply to securities of other investment companies or repurchase agreements collateralized by securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities. Further, it is noted that Transamerica Arbitrage Strategy will not exceed 25% exposure to any industry as defined by the Global Industry Classification Standard (“GICS”). For purposes of this calculation, industry exposure is calculated by summing the net long and/or short exposure of securities of companies by GICS industry within the fund.

The Funds’ current policies about concentration are disclosed in their prospectuses and/or statements of additional information.

Your Board recommends that you vote “FOR” this proposal.

2. Applicable Fund: Transamerica Commodity Strategy

Proposed New Fundamental Investment Policy.    If shareholders of Transamerica Commodity Strategy approve this proposal, the Fund’s fundamental investment policy regarding concentration would read:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry; except that the fund will concentrate in commodity-related industries.

Discussion of Proposed Modification.    Transamerica Commodity Strategy’s current fundamental policy regarding concentration provides that the Fund will concentrate in natural resources-related industries. The current fundamental policy also provides that the limitation shall not apply to the Fund’s counterparties in foreign currency transactions. The revised policy incorporates the changes to the general policy of not concentrating described in Proposal III.C.1. above, but includes an exception that provides the Fund will concentrate in commodity-related industries. The revised policy is not expected to result in any material changes to the risk profile of the Fund or the way the Fund is managed. The revised policy will be interpreted as discussed in Proposal III.C.1.

Your Board recommends that you vote “FOR” this proposal.

3. Applicable Fund: Transamerica Global Real Estate Securities

Proposed New Fundamental Investment Policy.    If shareholders of Transamerica Global Real Estate Securities approve this proposal, the Fund’s fundamental investment policy regarding concentration would read:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry; except that the fund will concentrate in securities of issuers in the real estate industry.

Discussion of Proposed Modification.    Transamerica Global Real Estate Securities’ current fundamental policy regarding concentration provides for the same exceptions to the general policy of not concentrating that are set forth in the revised policy; however, the revised policy incorporates the changes to the general policy of not concentrating described in Proposal III.C.1. above, and the revised policy will be interpreted as discussed in Proposal III.C.1.

Your Board recommends that you vote “FOR” this proposal.

4. Applicable Fund: Transamerica Clarion Global Real Estate Securities VP

Proposed New Fundamental Investment Policy.    If shareholders of Transamerica Clarion Global Real Estate Securities VP approve this proposal, the Fund’s fundamental investment policy regarding concentration would read:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry; except that the fund will concentrate in securities of issuers in the real estate industry.

Discussion of Proposed Modification.    Transamerica Global Real Estate Securities VP’s current fundamental policy regarding concentration provides for the same exceptions to the general policy of not concentrating that are set forth in the revised policy; however, the revised policy incorporates the changes to the general policy of not concentrating described in Proposal III.C.1. above, and the revised policy will be interpreted as discussed in Proposal III.C.1.

Your Board recommends that you vote “FOR” this proposal.

Proposal III.D — Diversification

Applicable Funds — All Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy describing the diversification classification of the Fund will be eliminated.

Discussion.    The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. However, the 1940 Act does not require that investment policies on diversification be fundamental policies. Each Fund’s Board is recommending that this fundamental policy be removed as it is not required by the 1940 Act.

The existing policy on diversification of many Funds state that the Fund will be a “diversified company” as defined in the 1940 Act. Certain other funds are excepted from this policy as they are currently each a “non-diversified company” as defined in the 1940 Act. These policies are unnecessary as they duplicate the 1940 Act requirements, as those requirements are in effect from time to time. Accordingly, elimination of these policies will not change the extent to which the Funds’ assets may be invested in a single issuer.

While each Fund has no current plan to change its diversification status, these plans could change in the future. As noted above, if a diversified Fund wishes to become non-diversified in the future, the Fund would need to obtain shareholder approval of that change. Until that approval is obtained, the Fund must continue to comply with the diversification requirements of the 1940 Act. This is true despite the elimination of the Fund’s fundamental policy on diversification. Under the 1940 Act, a non-diversified Fund may change its classification from non-diversified to diversified without shareholder approval. Before any such change, the Fund’s Board would be consulted and the Fund’s prospectus or statement of additional information would be revised to disclose the change in strategy.

Your Board recommends that you vote “FOR” this proposal.

Required Vote

To become effective with respect to a particular Fund, each of Proposals III.A - III.D, as applicable, must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meetings other than those set forth in this Joint Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment of postponement of the Shareholder Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Administrator, Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”), the administrator of the Funds, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFS is also the transfer agent of Transamerica Funds and TST. The current distributor of the Funds is Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by AEGON, N.V.

Custodian

State Street Bank & Trust (“State Street”), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as each Fund’s custodian.

Annual and Semi-Annual Reports

Shareholders of Transamerica Funds can find important information about Transamerica Funds’ funds in their annual reports dated October 31, 2011 and their semi-annual reports dated April 30, 2012 which have been previously mailed to shareholders. Shareholders of TST can find important information about TST’s portfolios in their annual reports dated December 31, 2011 and their semi-annual reports dated June 30, 2012, which have been or are being mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds at the address shown on the first page of this Joint Proxy Statement or by calling the Funds at (888) 233-4339.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement beginning on or about September 5, 2012, but proxies may also be solicited by telephone and/or in person by representatives of the Funds, regular employees of TAM or its affiliate(s), or [ ], a private proxy services firm. The estimated cost of retaining [            ] is approximately $[    ]. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meetings, including the preparation and mailing of the Notice, Joint Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be borne by the Funds.

Independent Registered Public Accounting Firm

The Audit Committee and Board Members, including a majority of the independent Board Members, of each Fund have selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for such Fund. E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

Each Fund’s Audit Committee approved the engagement of E&Y as each Fund’s independent registered public accounting firm for the Fund’s current fiscal year. E&Y provides audit and accounting services including audit of the annual financial statements, assistance and consultation with respect to filings with the SEC, and preparation for annual income tax returns.

The reports of E&Y on each Fund’s financial statements for each of the last two fiscal years audited by E&Y contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

Representatives of E&Y are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their response.

Appendix M sets forth for each Fund, for each of the Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix M is presented under the following captions:

(a) Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d) All Other Fees — fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to TAM and any service providers controlling, controlled by or under common control with TAM that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee. The preapproval of these services also is intended to assure that the provision of the services does not impair the accounting firm’s independence.

No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Unless a type of service to be provided by the independent registered public accounting firm has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. The Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to TAM and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by E&Y to each Fund, TAM or Covered Service Providers that were required to be pre-approved were pre-approved as required.

[For each Fund’s two most recent fiscal years, there were no services rendered by E&Y to the Fund for which the pre-approval requirement was waived.]

[There were no non-audit fees billed by E&Y for services rendered to Transamerica Funds in each of the last two fiscal years ended October 31, 2011 and October 31, 2010, respectively. In addition, there were no non-audit fees billed by E&Y for services rendered to TAM or any Covered Service Provider(s) that provide ongoing services to Transamerica Funds in each of the last two fiscal years ended October 31, 2011 and October 31, 2010, respectively.]

[There were no non-audit fees billed by E&Y for services rendered to TST in each of the last two fiscal years ended December 31, 2011 and December 31, 2010, respectively. In addition, there were no non-audit fees billed by E&Y for services rendered to TAM or any Covered Service Provider(s) that provide ongoing services to TST in each of the last two fiscal years ended December 31, 2010 and December 31, 2011, respectively.]

Change of Independent Registered Certified Public Accounting Firm. PricewaterhouseCoopers (“PwC”) served as independent registered certified public accounting firm for the fiscal year ended October 31, 2009 for Transamerica Funds and the fiscal year ended December 31, 2009 for TST. On April 8, 2010, upon recommendation by each Fund’s Audit Committee, each Fund’s Board selected E&Y to replace PwC as the Fund’s independent public accountant for the Fund’s then current fiscal year (the fiscal year ending October 31, 2010 for Transamerica Funds and December 31, 2010 for TST).

During the period from November 1, 2009 through April 7, 2010 for Transamerica Funds and January 1, 2010 through April 7, 2010 for TST, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such period.

During the period from November 1, 2009 through April 7, 2010 for Transamerica Funds and January 1, 2010 through April 7, 2010 for TST, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds have requested that PwC furnish them with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached as Appendix N.

Principal Shareholders

As of August 2, 2012, the outstanding shares of each Fund were as set forth in Appendix A.

As of August 2, 2012, the persons listed in Appendix O owned of record the amount of shares of the Funds indicated in Appendix O.

Shareholders Communications to the Boards

Shareholders of a Fund may mail written communications to the Fund’s Board, addressed to the care of the Secretary of the Fund, at the Funds’ address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Shareholders Sharing the Same Address

As permitted by law, each Fund will deliver only one copy of this Joint Proxy Statement to shareholders or owners of variable annuity contracts and variable life policies, as applicable, (for purposes of this paragraph, collectively, “shareholders”) residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact your Fund by writing to the address shown on the front page of this Joint Proxy Statement or by calling the Funds at (888) 233-4339. The Fund will then promptly deliver, upon request, a separate copy of this Joint

Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of each Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Funds are not required to and do not intend to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals relating to Funds must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of each Fund that is a series of TST is December 31. The fiscal year end of each Fund that is a series of Transamerica Funds is October 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Special Meeting. However, if other matters are properly presented to a Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of shareholders entitled to be present and to vote at the Special Meetings will be available at the offices of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716 for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Special Meetings.

Adjournment

Failure of a quorum to be present at a Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of a Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Fund’s Declaration of Trust Charter and By-Laws, including to allow for the further solicitation of proxies. Under each Fund’s By-Laws, in the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment.

Information About the Funds

Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or by the Internet.

By Order of the Boards of Trustees,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Vice President, General Counsel and Secretary

September 5, 2012

Appendix A

Funds’ Issued and Outstanding Shares

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on the Record Date.

Transamerica Funds	Total Shares Outstanding	Net Assets ($)
Fund
Transamerica Arbitrage Strategy	13,141,984.119	133,758,457.330
Transamerica Asset Allocation – Conservative Portfolio	101,871,420.948	1,167,620,844.440
Transamerica Asset Allocation – Growth Portfolio	115,660,063.146	1,349,205,021.320
Transamerica Asset Allocation – Moderate Growth Portfolio	236,740,591.501	2,810,738,487.000
Transamerica Asset Allocation - Moderate Portfolio	176,358,720.981	2,093,529,845.100
Transamerica Bond	68,140,267.048	700,103,089.580
Transamerica Capital Growth	63,285,427.520	710,328,832.000
Transamerica Commodity Strategy	15,698,765.760	149,823,038.050
Transamerica Core Bond	204,086,650.193	2,217,008,325.710
Transamerica Developing Markets Debt	25,121,264.998	289,177,393.180
Transamerica Developing Markets Equity	26,469,548.436	294,367,543.180
Transamerica Diversified Equity	108,555,414.470	1,496,275,589.310
Transamerica Emerging Markets	5,192,036.242	53,273,322.120
Transamerica Emerging Markets Debt	22,256,840.651	245,566,024.790
Transamerica Emerging Markets Equity	6,164,421.118	56,116,415.950
Transamerica Flexible Income	31,548,283.646	289,548,964.360
Transamerica Global Allocation	30,983,356.703	329,905,140.950
Transamerica Global Macro	16,403,561.823	93,083,607.690
Transamerica Global Real Estate Securities	12,621,021.986	159,419,209.440
Transamerica Growth	42,578,609.487	552,658,500.710
Transamerica Growth Opportunities	70,650,731.063	576,878,662.430
Transamerica High Yield Bond	71,895,822.655	679,382,823.980
Transamerica International	33,853,179.737	285,302,097.120
Transamerica International Bond	16,828,110.010	172,698,640.490
Transamerica International Equity	14,675,538.494	197,076,658.060
Transamerica International Equity Opportunities	24,935,459.744	170,920,838.240
Transamerica International Small Cap	27,345,225.795	197,118,157.180
Transamerica International Value	13,536,402.947	85,074,059.060
Transamerica International Value Opportunities	25,646,040.425	214,512,801.860
Transamerica Large Cap Growth	13,939,072.344	133,817,958.550
Transamerica Large Company	55,290,977.193	514,626,140.590
Transamerica Large Cap Value	112,068,186.155	1,248,898,159.670
Transamerica Long/Short Strategy	8,700,638.153	68,789,258.510
Transamerica Managed Futures Strategy	37,199,949.888	364,923,726.100
Transamerica Mid Cap Value	16,598,406.015	201,251,221.000
Transamerica Money Market	299,034,363.125	299,039,222.310
Transamerica Multi-Managed Balanced	16,765,796.754	361,443,309.390

Transamerica Funds	Total Shares Outstanding	Net Assets ($)
Fund
Transamerica Multi-Manager Alternative Strategies Portfolio	47,839,668.411	464,543,673.710
Transamerica Multi-Manager International Portfolio	25,380,811.776	219,432,950.910
Transamerica Real Return TIPS	144,542,779.340	1,676,704,927.470
Transamerica Select Equity	106,383,463.323	1,155,412,962.410
Transamerica Short-Term Bond	315,197,309.204	3,248,905,569.270
Transamerica Small Cap Value	25,948,980.673	241,660,142.130
Transamerica Small Company Growth	18,557,140.415	225,324,956.510
Transamerica Small/Mid Cap Value	31,745,369.194	640,782,164.570
Transamerica Tactical Income	45,177,769.825	460,665,928.160
Transamerica Total Return	75,618,625.534	818,776,603.490
Transamerica Value	12,139,716.319	256,371,824.830

Transamerica Series Trust	Total Shares Outstanding	Net Assets ($)
Fund
Transamerica AEGON Active Asset Allocation - Conservative VP	19,547,353.514	200,734,435.340
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	18,006,545.678	175,281,840.990
Transamerica AEGON Active Asset Allocation - Moderate VP	17,180,525.186	173,333,344.330
Transamerica AEGON High Yield Bond VP	31,673,165.354	261,465,609.340
Transamerica AEGON Money Market VP	603,016,069.550	603,016,067.560
Transamerica AEGON U.S. Government Securities VP	73,957,632.986	1,019,858,202.370
Transamerica AllianceBernstein Dynamic Allocation VP	37,936,556.575	318,027,194.530
Transamerica Asset Allocation – Conservative VP	165,722,161.365	1,770,260,258.350
Transamerica Asset Allocation – Growth VP	106,974,321.619	920,675,985.520
Transamerica Asset Allocation – Moderate VP	384,887,695.595	4,118,742,756.550
Transamerica Asset Allocation - Moderate Growth VP	446,090,747.959	4,724,557,271.340
Transamerica BlackRock Global Allocation VP	86,624,782.204	1,136,462,694.590
Transamerica BlackRock Large Cap Value VP	74,228,300.000	1,049,884,663.110
Transamerica BlackRock Tactical Allocation VP	41,062,651.077	592,699,067.020
Transamerica Clarion Global Real Estate Securities VP	29,800,094.893	343,128,823.310
Transamerica Efficient Markets VP	9,699,539.747	129,735,405.300
Transamerica Hanlon Balanced VP	6,070,705.476	63,924,918.380
Transamerica Hanlon Growth VP	4,578,252.159	45,285,831.660
Transamerica Hanlon Growth and Income VP	4,673,174.100	47,754,975.730
Transamerica Hanlon Income VP	22,208,576.405	254,104,483.220
Transamerica Index 35 VP	28,662,638.106	331,788,706.330
Transamerica Index 50 VP	103,860,353.485	1,112,549,332.620
Transamerica Index 75 VP	99,738,362.373	993,323,393.200
Transamerica Index 100 VP	5,366,655.134	64,356,505.750
Transamerica International Moderate Growth VP	55,817,236.079	478,052,116.230
Transamerica Janus Balanced VP	6,850,507.624	69,787,290.450

Transamerica Series Trust	Total Shares Outstanding	Net Assets ($)
Fund
Transamerica Jennison Growth VP	104,848,080.043	894,017,810.280
Transamerica JPMorgan Core Bond VP	27,202,714.856	372,222,198.000
Transamerica JPMorgan Enhanced Index VP	8,232,002.252	105,904,263.790
Transamerica JPMorgan Mid Cap Value VP	24,270,798.361	362,793,992.500
Transamerica JPMorgan Tactical Allocation VP	27,180,806.652	349,346,656.310
Transamerica Legg Mason Dynamic Allocation - Balanced VP	1,796,673.018	17,957,690.910
Transamerica Legg Mason Dynamic Allocation - Growth VP	668,694.470	6,568,624.470
Transamerica Madison Balanced Allocation VP	2,080,236.419	21,099,505.250
Transamerica Madison Conservative Allocation VP	2,046,374.936	21,127,526.740
Transamerica Madison Diversified Income VP	2,772,321.580	29,669,848.740
Transamerica Madison Large Cap Growth VP	402,259.107	3,984,215.250
Transamerica Madison Moderate Growth Allocation VP	247,207.225	2,475,946.430

Transamerica MFS International Equity VP	28,223,871.423	184,024,888.270
Transamerica Morgan Stanley Active International Allocation VP	11,066,162.124	109,359,009.950
Transamerica Morgan Stanley Capital Growth VP	14,251,375.670	167,384,245.860
Transamerica Morgan Stanley Mid-Cap Growth VP	25,438,471.702	688,322,197.680
Transamerica Multi-Managed Balanced VP	33,139,750.553	459,058,303.440
Transamerica Multi Managed Large Cap Core VP	13,104,849.299	212,545,995.050
Transamerica PIMCO Real Return TIPS VP	11,871,102.399	134,889,198.420
Transamerica PIMCO Total Return VP	251,487,078.855	3,118,011,232.000
Transamerica ProFund UltraBear VP	48,884,389.161	130,267,168.910
Transamerica Systematic Small/Mid Cap Value VP	13,383,637.387	287,004,956.060
Transamerica T. Rowe Price Small Cap VP	22,599,820.019	227,006,531.960
Transamerica Third Avenue Value VP	13,069,121.421	135,625,513.790
Transamerica WMC Diversified Growth VP	101,761,550.929	2,401,223,412.860
Transamerica WMC Diversified Growth II VP	1,787,129.258	13,903,556.250

Appendix B

Officers of the Trusts

The officers of each Trust, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

No officer of the Trusts, except for the Funds’ Chief Compliance Officer, receives any compensation from the Trusts.

Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation(s) or Employment During Past Five Years

Thomas A. Swank (1960)	President and Chief Executive Officer	Since 2012	President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

President and Chief Executive Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (May 2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (May 2012 - present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (May 2012 - present);

Director and Trust Officer, Massachusetts Fidelity Trust Company (May 2012 – present);

Supervisory Board Member, AEGON Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, AEGON Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 - 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000) and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (March 2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 – March 2012); and Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and

Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012

Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation (April 2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President - Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President, TAM and TFS (2009 - present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007

Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present);

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Vice President and Senior Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Assistant General Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trusts, except for the Chief Compliance Officer, receives any compensation from the Trust.

Appendix C

Compensation of the Board Members

Board Members who are not “interested persons” of the Funds under the 1940 Act (“Independent Board Members”) receive an annual retainer fee as well as an additional annual fee for service on one or more committees and are reimbursed for all travel and out-of-pocket expenses relating to attendance at such meetings. Board Members who are considered “interested persons” of the Funds under the 1940 Act (“Interested Board Members”) do not receive compensation from the Funds, but may be reimbursed for out-of-pocket expenses relating to attendance at such meetings. Mr. Warrick is compensated by TAM or an affiliate of TAM for his service as a Board Member. Mr. Swank will not receive any compensation for serving as a Board Member.

As of January 1, 2012, Independent Board Member compensation is determined as follows: Independent Board Members receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as $8,800 for each regularly scheduled meeting attended and each special meetings requiring an in-person quorum (whether attended in-person or telephonically). The Independent Board Members receive $4,400 for each telephonic meeting attended. Each Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series. The Lead Independent Board Member of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $20,000 per year. Each Trust also pays a pro rata share allocable to each series of the Trust based on the relative assets of the series for the Lead Independent Board Member and Audit Committee Chairperson retainers.

With respect to each Trust, under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (each, a “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Board Member.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

Transamerica Funds

The following table sets forth the compensation amounts paid to the Independent Board Members of the Transamerica Funds Board for the fiscal year ended October 31, 2011.

Transamerica Arbitrage Strategy(1)
Name	Aggregate Compensation
Sandra N. Bane	$83
Leo J. Hill	$103
David W. Jennings	$83
Russell A. Kimball, Jr.	$83
Eugene M. Mannella	$83
Norman R. Nielsen	$83
Joyce G. Norden	$83
Patricia L. Sawyer	$83
John W. Waechter	$91

Transamerica Asset Allocation – Conservative Portfolio
Name	Aggregate Compensation
Sandra N. Bane	$1,965
Leo J. Hill	$2,433
David W. Jennings	$1,965
Russell A. Kimball, Jr.	$1,965
Eugene M. Mannella	$1,965
Norman R. Nielsen	$1,965
Joyce G. Norden	$1,965
Patricia L. Sawyer	$1,965
John W. Waechter	$2,141

Transamerica Asset Allocation – Growth Portfolio
Name	Aggregate Compensation
Sandra N. Bane	$2,666
Leo J. Hill	$3,301
David W. Jennings	$2,666
Russell A. Kimball, Jr.	$2,666
Eugene M. Mannella	$2,666
Norman R. Nielsen	$2,666
Joyce G. Norden	$2,666
Patricia L. Sawyer	$2,666
John W. Waechter	$2,904

Transamerica Asset Allocation – Moderate Growth Portfolio
Name	Aggregate Compensation
Sandra N. Bane	$5,318
Leo J. Hill	$6,584
David W. Jennings	$5,318
Russell A. Kimball, Jr.	$5,318
Eugene M. Mannella	$5,318
Norman R. Nielsen	$5,318
Joyce G. Norden	$5,318
Patricia L. Sawyer	$5,318
John W. Waechter	$5,792

Transamerica Asset Allocation – Moderate Portfolio
Name	Aggregate Compensation
Sandra N. Bane	$3,733
Leo J. Hill	$4,622
David W. Jennings	$3,733
Russell A. Kimball, Jr.	$3,733
Eugene M. Mannella	$3,733
Norman R. Nielsen	$3,733
Joyce G. Norden	$3,733
Patricia L. Sawyer	$3,733
John W. Waechter	$4,067

Transamerica Bond
Name	Aggregate Compensation
Sandra N. Bane	$914
Leo J. Hill	$1,132
David W. Jennings	$914
Russell A. Kimball, Jr.	$914
Eugene M. Mannella	$914

Transamerica Bond
Name	Aggregate Compensation
Norman R. Nielsen	$914
Joyce G. Norden	$914
Patricia L. Sawyer	$914
John W. Waechter	$996

Transamerica Capital Growth
Name	Aggregate Compensation
Sandra N. Bane	$280
Leo J. Hill	$347
David W. Jennings	$280
Russell A. Kimball, Jr.	$280
Eugene M. Mannella	$280
Norman R. Nielsen	$280
Joyce G. Norden	$280
Patricia L. Sawyer	$280
John W. Waechter	$305

Transamerica Commodity Strategy
Name	Aggregate Compensation
Sandra N. Bane	$307
Leo J. Hill	$380
David W. Jennings	$307
Russell A. Kimball, Jr.	$307
Eugene M. Mannella	$307
Norman R. Nielsen	$307
Joyce G. Norden	$307
Patricia L. Sawyer	$307
John W. Waechter	$335

Transamerica Core Bond
Name	Aggregate Compensation
Sandra N. Bane	$2,462
Leo J. Hill	$3,048
David W. Jennings	$2,462
Russell A. Kimball, Jr.	$2,462
Eugene M. Mannella	$2,462
Norman R. Nielsen	$2,462
Joyce G. Norden	$2,462
Patricia L. Sawyer	$2,462
John W. Waechter	$2,682

Transamerica Developing Markets Debt
Name	Aggregate Compensation
Sandra N. Bane	$510
Leo J. Hill	$631
David W. Jennings	$510
Russell A. Kimball, Jr.	$510
Eugene M. Mannella	$510
Norman R. Nielsen	$510
Joyce G. Norden	$510
Patricia L. Sawyer	$510
John W. Waechter	$555

Transamerica Developing Markets Equity
Name	Aggregate Compensation
Sandra N. Bane	$976
Leo J. Hill	$1,208
David W. Jennings	$976
Russell A. Kimball, Jr.	$976
Eugene M. Mannella	$976
Norman R. Nielsen	$976
Joyce G. Norden	$976
Patricia L. Sawyer	$976
John W. Waechter	$1,063

Transamerica Diversified Equity
Name	Aggregate Compensation
Sandra N. Bane	$1,343
Leo J. Hill	$1,663
David W. Jennings	$1,343
Russell A. Kimball, Jr.	$1,343
Eugene M. Mannella	$1,343
Norman R. Nielsen	$1,343
Joyce G. Norden	$1,343
Patricia L. Sawyer	$1,343
John W. Waechter	$1,463

Transamerica Emerging Markets
Name	Aggregate Compensation
Sandra N. Bane	$688
Leo J. Hill	$852
David W. Jennings	$688
Russell A. Kimball, Jr.	$688
Eugene M. Mannella	$688
Norman R. Nielsen	$688
Joyce G. Norden	$688
Patricia L. Sawyer	$688
John W. Waechter	$749

Transamerica Emerging Markets Debt(2)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Emerging Markets Equity(3)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Flexible Income
Name	Aggregate Compensation
Sandra N. Bane	$405
Leo J. Hill	$501
David W. Jennings	$405
Russell A. Kimball, Jr.	$405
Eugene M. Mannella	$405
Norman R. Nielsen	$405
Joyce G. Norden	$405
Patricia L. Sawyer	$405
John W. Waechter	$441

Transamerica Global Allocation
Name	Aggregate Compensation
Sandra N. Bane	$792
Leo J. Hill	$980
David W. Jennings	$792
Russell A. Kimball, Jr.	$792
Eugene M. Mannella	$792
Norman R. Nielsen	$792
Joyce G. Norden	$792
Patricia L. Sawyer	$792
John W. Waechter	$862

Transamerica Global Macro
Name	Aggregate Compensation
Sandra N. Bane	$227
Leo J. Hill	$281
David W. Jennings	$227
Russell A. Kimball, Jr.	$227
Eugene M. Mannella	$227
Norman R. Nielsen	$227
Joyce G. Norden	$227
Patricia L. Sawyer	$227
John W. Waechter	$247

Transamerica Global Real Estate Securities
Name	Aggregate Compensation
Sandra N. Bane	$395
Leo J. Hill	$489
David W. Jennings	$395
Russell A. Kimball, Jr.	$395
Eugene M. Mannella	$395
Norman R. Nielsen	$395
Joyce G. Norden	$395
Patricia L. Sawyer	$395
John W. Waechter	$430

Transamerica Growth
Name	Aggregate Compensation
Sandra N. Bane	$1,302
Leo J. Hill	$1,613
David W. Jennings	$1,302
Russell A. Kimball, Jr.	$1,302
Eugene M. Mannella	$1,302
Norman R. Nielsen	$1,302
Joyce G. Norden	$1,302
Patricia L. Sawyer	$1,302
John W. Waechter	$1,419

Transamerica Growth Opportunities
Name	Aggregate Compensation
Sandra N. Bane	$627
Leo J. Hill	$776
David W. Jennings	$627
Russell A. Kimball, Jr.	$627
Eugene M. Mannella	$627
Norman R. Nielsen	$627
Joyce G. Norden	$627
Patricia L. Sawyer	$627
John W. Waechter	$683

Transamerica High Yield Bond
Name	Aggregate Compensation
Sandra N. Bane	$1,234
Leo J. Hill	$1,528
David W. Jennings	$1,234
Russell A. Kimball, Jr.	$1,234
Eugene M. Mannella	$1,234
Norman R. Nielsen	$1,234
Joyce G. Norden	$1,234
Patricia L. Sawyer	$1,234
John W. Waechter	$1,344

Transamerica International
Name	Aggregate Compensation
Sandra N. Bane	$885
Leo J. Hill	$1,096
David W. Jennings	$885
Russell A. Kimball, Jr.	$885
Eugene M. Mannella	$885
Norman R. Nielsen	$885
Joyce G. Norden	$885
Patricia L. Sawyer	$885
John W. Waechter	$964

Transamerica International Bond
Name	Aggregate Compensation
Sandra N. Bane	$504
Leo J. Hill	$624
David W. Jennings	$504
Russell A. Kimball, Jr.	$504
Eugene M. Mannella	$504
Norman R. Nielsen	$504
Joyce G. Norden	$504
Patricia L. Sawyer	$504
John W. Waechter	$549

Transamerica International Equity(4)
Name	Aggregate Compensation
Sandra N. Bane	$172
Leo J. Hill	$213
David W. Jennings	$172
Russell A. Kimball, Jr.	$172
Eugene M. Mannella	$172
Norman R. Nielsen	$172
Joyce G. Norden	$172
Patricia L. Sawyer	$172
John W. Waechter	$187

Transamerica International Equity Opportunities
Name	Aggregate Compensation
Sandra N. Bane	$837
Leo J. Hill	$1,037
David W. Jennings	$837
Russell A. Kimball, Jr.	$837
Eugene M. Mannella	$837
Norman R. Nielsen	$837
Joyce G. Norden	$837
Patricia L. Sawyer	$837
John W. Waechter	$912

Transamerica International Small Cap
Name	Aggregate Compensation
Sandra N. Bane	$865
Leo J. Hill	$1,071
David W. Jennings	$865
Russell A. Kimball, Jr.	$865
Eugene M. Mannella	$865
Norman R. Nielsen	$865
Joyce G. Norden	$865
Patricia L. Sawyer	$865
John W. Waechter	$942

Transamerica International Value
Name	Aggregate Compensation
Sandra N. Bane	$403
Leo J. Hill	$499
David W. Jennings	$403
Russell A. Kimball, Jr.	$403
Eugene M. Mannella	$403
Norman R. Nielsen	$403
Joyce G. Norden	$403
Patricia L. Sawyer	$403
John W. Waechter	$439

Transamerica International Value Opportunities
Name	Aggregate Compensation
Sandra N. Bane	$1,142
Leo J. Hill	$1,414
David W. Jennings	$1,142
Russell A. Kimball, Jr.	$1,142
Eugene M. Mannella	$1,142
Norman R. Nielsen	$1,142
Joyce G. Norden	$1,142
Patricia L. Sawyer	$1,142
John W. Waechter	$1,244

Transamerica Large Cap Growth(3)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Large Company
Name	Aggregate Compensation
Sandra N. Bane	$1,068
Leo J. Hill	$1,322
David W. Jennings	$1,068
Russell A. Kimball, Jr.	$1,068
Eugene M. Mannella	$1,068
Norman R. Nielsen	$1,068
Joyce G. Norden	$1,068
Patricia L. Sawyer	$1,068
John W. Waechter	$1,164

Transamerica Large Cap Value (5)
Name	Aggregate Compensation
Sandra N. Bane	$2,181
Leo J. Hill	$2,700
David W. Jennings	$2,181
Russell A. Kimball, Jr.	$2,181
Eugene M. Mannella	$2,181
Norman R. Nielsen	$2,181
Joyce G. Norden	$2,181
Patricia L. Sawyer	$2,181
John W. Waechter	$2,375

Transamerica Long/Short Strategy
Name	Aggregate Compensation
Sandra N. Bane	$192
Leo J. Hill	$238
David W. Jennings	$192
Russell A. Kimball, Jr.	$192
Eugene M. Mannella	$192
Norman R. Nielsen	$192
Joyce G. Norden	$192
Patricia L. Sawyer	$192
John W. Waechter	$209

Transamerica Managed Futures Strategy
Name	Aggregate Compensation
Sandra N. Bane	$380
Leo J. Hill	$471
David W. Jennings	$380
Russell A. Kimball, Jr.	$380
Eugene M. Mannella	$380
Norman R. Nielsen	$380
Joyce G. Norden	$380
Patricia L. Sawyer	$380
John W. Waechter	$414

Transamerica Mid Cap Value
Name	Aggregate Compensation
Sandra N. Bane	$288
Leo J. Hill	$356
David W. Jennings	$288
Russell A. Kimball, Jr.	$288
Eugene M. Mannella	$288
Norman R. Nielsen	$288
Joyce G. Norden	$288
Patricia L. Sawyer	$288
John W. Waechter	$314

Transamerica Money Market
Name	Aggregate Compensation
Sandra N. Bane	$340
Leo J. Hill	$421
David W. Jennings	$340
Russell A. Kimball, Jr.	$340
Eugene M. Mannella	$340
Norman R. Nielsen	$340
Joyce G. Norden	$340
Patricia L. Sawyer	$340
John W. Waechter	$370

Transamerica Multi-Managed Balanced
Name	Aggregate Compensation
Sandra N. Bane	$629
Leo J. Hill	$779
David W. Jennings	$629
Russell A. Kimball, Jr.	$629
Eugene M. Mannella	$629
Norman R. Nielsen	$629
Joyce G. Norden	$629
Patricia L. Sawyer	$629
John W. Waechter	$685

Transamerica Multi-Manager Alternative Strategies Portfolio
Name	Aggregate Compensation
Sandra N. Bane	$617
Leo J. Hill	$764
David W. Jennings	$617
Russell A. Kimball, Jr.	$617
Eugene M. Mannella	$617
Norman R. Nielsen	$617
Joyce G. Norden	$617
Patricia L. Sawyer	$617
John W. Waechter	$672

Transamerica Multi-Manager International Portfolio
Name	Aggregate Compensation
Sandra N. Bane	$539
Leo J. Hill	$668
David W. Jennings	$539
Russell A. Kimball, Jr.	$539
Eugene M. Mannella	$539
Norman R. Nielsen	$539
Joyce G. Norden	$539
Patricia L. Sawyer	$539
John W. Waechter	$587

Transamerica Real Return TIPS
Name	Aggregate Compensation
Sandra N. Bane	$1,374
Leo J. Hill	$1,701
David W. Jennings	$1,374
Russell A. Kimball, Jr.	$1,374
Eugene M. Mannella	$1,374
Norman R. Nielsen	$1,374
Joyce G. Norden	$1,374
Patricia L. Sawyer	$1,374
John W. Waechter	$1,496

Transamerica Select Equity(2)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Short-Term Bond
Name	Aggregate Compensation
Sandra N. Bane	$4,601
Leo J. Hill	$5,697
David W. Jennings	$4,601
Russell A. Kimball, Jr.	$4,601
Eugene M. Mannella	$4,601
Norman R. Nielsen	$4,601
Joyce G. Norden	$4,601
Patricia L. Sawyer	$4,601
John W. Waechter	$5,012

Transamerica Small Cap Growth(6)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Small Cap Value(3)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Small Company Growth
Name	Aggregate Compensation
Sandra N. Bane	$334
Leo J. Hill	$413
David W. Jennings	$334
Russell A. Kimball, Jr.	$334
Eugene M. Mannella	$334
Norman R. Nielsen	$334
Joyce G. Norden	$334
Patricia L. Sawyer	$334
John W. Waechter	$363

Transamerica Small/Mid Cap Value
Name	Aggregate Compensation
Sandra N. Bane	$1,127
Leo J. Hill	$1,395
David W. Jennings	$1,127
Russell A. Kimball, Jr.	$1,127
Eugene M. Mannella	$1,127
Norman R. Nielsen	$1,127
Joyce G. Norden	$1,127
Patricia L. Sawyer	$1,127
John W. Waechter	$1,227

Transamerica Tactical Allocation (6)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Tactical Income(7)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Tactical Rotation (6)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Total Return
Name	Aggregate Compensation
Sandra N. Bane	$975
Leo J. Hill	$1,207
David W. Jennings	$975
Russell A. Kimball, Jr.	$975
Eugene M. Mannella	$975
Norman R. Nielsen	$975
Joyce G. Norden	$975
Patricia L. Sawyer	$975
John W. Waechter	$1,062

Transamerica Value
Name	Aggregate Compensation
Sandra N. Bane	$649
Leo J. Hill	$804
David W. Jennings	$649
Russell A. Kimball, Jr.	$649
Eugene M. Mannella	$649
Norman R. Nielsen	$649
Joyce G. Norden	$649
Patricia L. Sawyer	$649
John W. Waechter	$707

Name	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from Fund Asset Management Group(8)
Sandra N. Bane	-	$168,000
Leo J. Hill	-	$208,000
David W. Jennings	-	$168,000
Russell A. Kimball, Jr.	-	$168,000
Eugene M. Mannella	-	$168,000
Norman R. Nielsen	-	$168,000
Joyce G. Norden	-	$168,000
Patricia L. Sawyer	-	$168,000
John W. Waechter	-	$183,000

(1)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011.
(2)	Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011.
(3)	Transamerica Emerging Markets Equity, Transamerica Large Cap Growth and Transamerica Small Cap Value commenced operations on April 30, 2012.
(4)	Transamerica International Equity commenced operations on March 1, 2011.
(5)	Transamerica Large Cap Value commenced operations on November 15, 2010.
(6)	Transamerica Small Cap Growth, Transamerica Tactical Allocation and Transamerica Tactical Rotation commenced operations on August 31, 2012.

(7)	Transamerica Tactical Income commenced operations on October 31, 2011.
(8)	Of this aggregate compensation, the total amounts deferred from the funds of Transamerica Funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2011 were as follows: Sandra N. Bane, $0; Leo J. Hill, $1,164; David W. Jennings, $0; Russell A. Kimball, Jr., $2,691; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $12,672; and John W. Waechter, $0.

As of August 2, 2012, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the series of the Trust.

Transamerica Series Trust

The following table sets forth the compensation amounts paid to the Independent Board Members of the TST Board for the fiscal year ended December 31, 2011

Transamerica AEGON Active Asset Allocation – Conservative VP(1)
Name	Aggregate Compensation
Sandra N. Bane	$24
Leo J. Hill	$30
David W. Jennings	$24
Russell A. Kimball, Jr.	$24
Eugene M. Mannella	$24
Norman R. Nielsen	$24
Joyce G. Norden	$24
Patricia L. Sawyer	$24
John W. Waechter	$26

Transamerica AEGON Active Asset Allocation – Moderate Growth VP(1)
Name	Aggregate Compensation
Sandra N. Bane	$11
Leo J. Hill	$13
David W. Jennings	$11
Russell A. Kimball, Jr.	$11
Eugene M. Mannella	$11
Norman R. Nielsen	$11
Joyce G. Norden	$11
Patricia L. Sawyer	$11
John W. Waechter	$11

Transamerica AEGON Active Asset Allocation - Moderate VP(1)
Name	Aggregate Compensation
Sandra N. Bane	$11
Leo J. Hill	$14
David W. Jennings	$11
Russell A. Kimball, Jr.	$11
Eugene M. Mannella	$11
Norman R. Nielsen	$11
Joyce G. Norden	$11
Patricia L. Sawyer	$11
John W. Waechter	$12

Transamerica AEGON High Yield Bond VP
Name	Aggregate Compensation
Sandra N. Bane	$588
Leo J. Hill	$728
David W. Jennings	$588
Russell A. Kimball, Jr.	$588
Eugene M. Mannella	$588
Norman R. Nielsen	$588
Joyce G. Norden	$588
Patricia L. Sawyer	$588
John W. Waechter	$640

Transamerica AEGON Money Market VP
Name	Aggregate Compensation
Sandra N. Bane	$1,737
Leo J. Hill	$2,150
David W. Jennings	$1,737
Russell A. Kimball, Jr.	$1,737
Eugene M. Mannella	$1,737
Norman R. Nielsen	$1,737
Joyce G. Norden	$1,737
Patricia L. Sawyer	$1,737
John W. Waechter	$1,892

Transamerica AEGON U.S. Government Securities VP
Name	Aggregate Compensation
Sandra N. Bane	$1,654
Leo J. Hill	$2,048
David W. Jennings	$1,654

Transamerica AEGON U.S. Government Securities VP
Name	Aggregate Compensation
Russell A. Kimball, Jr.	$1,654
Eugene M. Mannella	$1,654
Norman R. Nielsen	$1,654
Joyce G. Norden	$1,654
Patricia L. Sawyer	$1,654
John W. Waechter	$1,802

Transamerica AllianceBernstein Dynamic Allocation VP
Name	Aggregate Compensation
Sandra N. Bane	$454
Leo J. Hill	$562
David W. Jennings	$454
Russell A. Kimball, Jr.	$454
Eugene M. Mannella	$454
Norman R. Nielsen	$454
Joyce G. Norden	$454
Patricia L. Sawyer	$454
John W. Waechter	$494

Transamerica Asset Allocation - Conservative VP
Name	Aggregate Compensation
Sandra N. Bane	$4,357
Leo J. Hill	$5,394
David W. Jennings	$4,357
Russell A. Kimball, Jr.	$4,357
Eugene M. Mannella	$4,357
Norman R. Nielsen	$4,357
Joyce G. Norden	$4,357
Patricia L. Sawyer	$4,357
John W. Waechter	$4,746

Transamerica Asset Allocation - Growth VP
Name	Aggregate Compensation
Sandra N. Bane	$2,888
Leo J. Hill	$3,576
David W. Jennings	$2,888
Russell A. Kimball, Jr.	$2,888
Eugene M. Mannella	$2,888
Norman R. Nielsen	$2,888
Joyce G. Norden	$2,888
Patricia L. Sawyer	$2,888
John W. Waechter	$3,146

Transamerica Asset Allocation – Moderate Growth VP
Name	Aggregate Compensation
Sandra N. Bane	$13,876
Leo J. Hill	$17,180
David W. Jennings	$13,876
Russell A. Kimball, Jr.	$13,876
Eugene M. Mannella	$13,876
Norman R. Nielsen	$13,876
Joyce G. Norden	$13,876
Patricia L. Sawyer	$13,876
John W. Waechter	$15,115

Transamerica Asset Allocation – Moderate VP
Name	Aggregate Compensation
Sandra N. Bane	$9,397
Leo J. Hill	$11,634
David W. Jennings	$9,397
Russell A. Kimball, Jr.	$9,397
Eugene M. Mannella	$9,397
Norman R. Nielsen	$9,397
Joyce G. Norden	$9,397
Patricia L. Sawyer	$9,397
John W. Waechter	$10,236

Transamerica BlackRock Global Allocation VP
Name	Aggregate Compensation
Sandra N. Bane	$2,386
Leo J. Hill	$2,954
David W. Jennings	$2,386
Russell A. Kimball, Jr.	$2,386
Eugene M. Mannella	$2,386
Norman R. Nielsen	$2,386
Joyce G. Norden	$2,386
Patricia L. Sawyer	$2,386
John W. Waechter	$2,599

Transamerica BlackRock Large Cap Value VP
Name	Aggregate Compensation
Sandra N. Bane	$3,851
Leo J. Hill	$4,768
David W. Jennings	$3,851
Russell A. Kimball, Jr.	$3,851
Eugene M. Mannella	$3,851
Norman R. Nielsen	$3,851
Joyce G. Norden	$3,851
Patricia L. Sawyer	$3,851
John W. Waechter	$4,195

Transamerica BlackRock Tactical Allocation VP
Name	Aggregate Compensation
Sandra N. Bane	$776
Leo J. Hill	$961
David W. Jennings	$776
Russell A. Kimball, Jr.	$776
Eugene M. Mannella	$776
Norman R. Nielsen	$776
Joyce G. Norden	$776
Patricia L. Sawyer	$776
John W. Waechter	$846

Transamerica Clarion Global Real Estate Securities VP
Name	Aggregate Compensation
Sandra N. Bane	$1,372
Leo J. Hill	$1,699
David W. Jennings	$1,372
Russell A. Kimball, Jr.	$1,372
Eugene M. Mannella	$1,372
Norman R. Nielsen	$1,372
Joyce G. Norden	$1,372
Patricia L. Sawyer	$1,372
John W. Waechter	$1,494

Transamerica Efficient Markets VP
Name	Aggregate Compensation
Sandra N. Bane	$265
Leo J. Hill	$328
David W. Jennings	$265
Russell A. Kimball, Jr.	$265
Eugene M. Mannella	$265
Norman R. Nielsen	$265
Joyce G. Norden	$265
Patricia L. Sawyer	$265
John W. Waechter	$289

Transamerica Hanlon Balanced VP
Name	Aggregate Compensation
Sandra N. Bane	$208
Leo J. Hill	$257
David W. Jennings	$208
Russell A. Kimball, Jr.	$208
Eugene M. Mannella	$208
Norman R. Nielsen	$208
Joyce G. Norden	$208
Patricia L. Sawyer	$208
John W. Waechter	$227

Transamerica Hanlon Growth VP
Name	Aggregate Compensation
Sandra N. Bane	$143
Leo J. Hill	$177
David W. Jennings	$143
Russell A. Kimball, Jr.	$143
Eugene M. Mannella	$143
Norman R. Nielsen	$143
Joyce G. Norden	$143
Patricia L. Sawyer	$143
John W. Waechter	$155

Transamerica Hanlon Growth and Income VP
Name	Aggregate Compensation
Sandra N. Bane	$139
Leo J. Hill	$172
David W. Jennings	$139
Russell A. Kimball, Jr.	$139
Eugene M. Mannella	$139
Norman R. Nielsen	$139
Joyce G. Norden	$139
Patricia L. Sawyer	$139
John W. Waechter	$151

Transamerica Hanlon Income VP
Name	Aggregate Compensation
Sandra N. Bane	$698
Leo J. Hill	$864
David W. Jennings	$698
Russell A. Kimball, Jr.	$698
Eugene M. Mannella	$698
Norman R. Nielsen	$698
Joyce G. Norden	$698
Patricia L. Sawyer	$698
John W. Waechter	$761

Transamerica Index 35 VP
Name	Aggregate Compensation
Sandra N. Bane	$365
Leo J. Hill	$452
David W. Jennings	$365
Russell A. Kimball, Jr.	$365
Eugene M. Mannella	$365
Norman R. Nielsen	$365
Joyce G. Norden	$365
Patricia L. Sawyer	$365
John W. Waechter	$398

Transamerica Index 50 VP
Name	Aggregate Compensation
Sandra N. Bane	$1,388
Leo J. Hill	$1,719
David W. Jennings	$1,388
Russell A. Kimball, Jr.	$1,388
Eugene M. Mannella	$1,388
Norman R. Nielsen	$1,388
Joyce G. Norden	$1,388
Patricia L. Sawyer	$1,388
John W. Waechter	$1,512

Transamerica Index 75 VP
Name	Aggregate Compensation
Sandra N. Bane	$2,200
Leo J. Hill	$2,724
David W. Jennings	$2,200
Russell A. Kimball, Jr.	$2,200
Eugene M. Mannella	$2,200
Norman R. Nielsen	$2,200
Joyce G. Norden	$2,200
Patricia L. Sawyer	$2,200
John W. Waechter	$2,397

Transamerica Index 100 VP
Name	Aggregate Compensation
Sandra N. Bane	$102
Leo J. Hill	$126
David W. Jennings	$102
Russell A. Kimball, Jr.	$102
Eugene M. Mannella	$102
Norman R. Nielsen	$102
Joyce G. Norden	$102
Patricia L. Sawyer	$102
John W. Waechter	$111

Transamerica International Moderate Growth VP
Name	Aggregate Compensation
Sandra N. Bane	$1,410
Leo J. Hill	$1,746
David W. Jennings	$1,410
Russell A. Kimball, Jr.	$1,410
Eugene M. Mannella	$1,410
Norman R. Nielsen	$1,410
Joyce G. Norden	$1,410
Patricia L. Sawyer	$1,410
John W. Waechter	$1,536

Transamerica Janus Balanced VP
Name	Aggregate Compensation
Sandra N. Bane	$161
Leo J. Hill	$199
David W. Jennings	$161
Russell A. Kimball, Jr.	$161
Eugene M. Mannella	$161
Norman R. Nielsen	$161
Joyce G. Norden	$161
Patricia L. Sawyer	$161
John W. Waechter	$175

Transamerica Jennison Growth VP
Name	Aggregate Compensation
Sandra N. Bane	$4,027
Leo J. Hill	$4,985
David W. Jennings	$4,027
Russell A. Kimball, Jr.	$4,027
Eugene M. Mannella	$4,027
Norman R. Nielsen	$4,027
Joyce G. Norden	$4,027
Patricia L. Sawyer	$4,027
John W. Waechter	$4,386

Transamerica JPMorgan Core Bond VP
Name	Aggregate Compensation
Sandra N. Bane	$553
Leo J. Hill	$685
David W. Jennings	$553
Russell A. Kimball, Jr.	$553
Eugene M. Mannella	$553
Norman R. Nielsen	$553
Joyce G. Norden	$553
Patricia L. Sawyer	$553
John W. Waechter	$603

Transamerica JPMorgan Enhanced Index VP
Name	Aggregate Compensation
Sandra N. Bane	$287
Leo J. Hill	$356
David W. Jennings	$287
Russell A. Kimball, Jr.	$287
Eugene M. Mannella	$287
Norman R. Nielsen	$287
Joyce G. Norden	$287
Patricia L. Sawyer	$287
John W. Waechter	$313

Transamerica JPMorgan Mid Cap Value VP
Name	Aggregate Compensation
Sandra N. Bane	$649
Leo J. Hill	$804
David W. Jennings	$649
Russell A. Kimball, Jr.	$649
Eugene M. Mannella	$649
Norman R. Nielsen	$649
Joyce G. Norden	$649
Patricia L. Sawyer	$649
John W. Waechter	$707

Transamerica JPMorgan Tactical Allocation VP
Name	Aggregate Compensation
Sandra N. Bane	$552
Leo J. Hill	$683
David W. Jennings	$552
Russell A. Kimball, Jr.	$552
Eugene M. Mannella	$552
Norman R. Nielsen	$552
Joyce G. Norden	$552
Patricia L. Sawyer	$552
John W. Waechter	$601

Transamerica Legg Mason Dynamic Allocation –Balanced VP(2)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Legg Mason Dynamic Allocation – Growth VP(2)
Name	Aggregate Compensation
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Madison Balanced Allocation VP(1)
Name	Aggregate Compensation
Sandra N. Bane	$4
Leo J. Hill	$5
David W. Jennings	$4
Russell A. Kimball, Jr.	$4
Eugene M. Mannella	$4
Norman R. Nielsen	$4
Joyce G. Norden	$4
Patricia L. Sawyer	$4
John W. Waechter	$4

Transamerica Madison Conservative Allocation VP(1)
Name	Aggregate Compensation
Sandra N. Bane	$5
Leo J. Hill	$6
David W. Jennings	$5
Russell A. Kimball, Jr.	$5
Eugene M. Mannella	$5
Norman R. Nielsen	$5
Joyce G. Norden	$5
Patricia L. Sawyer	$5
John W. Waechter	$5

Transamerica Madison Diversified Income VP(1)
Name	Aggregate Compensation
Sandra N. Bane	$5
Leo J. Hill	$6
David W. Jennings	$5
Russell A. Kimball, Jr.	$5
Eugene M. Mannella	$5
Norman R. Nielsen	$5
Joyce G. Norden	$5
Patricia L. Sawyer	$5
John W. Waechter	$6

Transamerica Madison Large Cap Growth VP(1)
Name	Aggregate Compensation
Sandra N. Bane	$1
Leo J. Hill	$1
David W. Jennings	$1
Russell A. Kimball, Jr.	$1
Eugene M. Mannella	$1
Norman R. Nielsen	$1
Joyce G. Norden	$1
Patricia L. Sawyer	$1
John W. Waechter	$1

Transamerica Madison Moderate Growth Allocation VP(1)
Name	Aggregate Compensation
Sandra N. Bane	$0
Leo J. Hill	$1
David W. Jennings	$0
Russell A. Kimball, Jr.	$0
Eugene M. Mannella	$0
Norman R. Nielsen	$0
Joyce G. Norden	$0
Patricia L. Sawyer	$0
John W. Waechter	$0

Transamerica MFS International Equity VP
Name	Aggregate Compensation
Sandra N. Bane	$571
Leo J. Hill	$707
David W. Jennings	$571
Russell A. Kimball, Jr.	$571
Eugene M. Mannella	$571
Norman R. Nielsen	$571
Joyce G. Norden	$571
Patricia L. Sawyer	$571
John W. Waechter	$622

Transamerica Morgan Stanley Active International Allocation VP
Name	Aggregate Compensation
Sandra N. Bane	$542
Leo J. Hill	$671
David W. Jennings	$542
Russell A. Kimball, Jr.	$542
Eugene M. Mannella	$542
Norman R. Nielsen	$542
Joyce G. Norden	$542
Patricia L. Sawyer	$542
John W. Waechter	$591

Transamerica Morgan Stanley Capital Growth VP
Name	Aggregate Compensation
Sandra N. Bane	$519
Leo J. Hill	$642
David W. Jennings	$519
Russell A. Kimball, Jr.	$519
Eugene M. Mannella	$519
Norman R. Nielsen	$519
Joyce G. Norden	$519
Patricia L. Sawyer	$519
John W. Waechter	$565

Transamerica Morgan Stanley Mid-Cap Growth VP
Name	Aggregate Compensation
Sandra N. Bane	$1,628
Leo J. Hill	$2,015
David W. Jennings	$1,628
Russell A. Kimball, Jr.	$1,628
Eugene M. Mannella	$1,628
Norman R. Nielsen	$1,628
Joyce G. Norden	$1,628
Patricia L. Sawyer	$1,628
John W. Waechter	$1,773

Transamerica Multi-Managed Balanced VP
Name	Aggregate Compensation
Sandra N. Bane	$1,186
Leo J. Hill	$1,468
David W. Jennings	$1,186
Russell A. Kimball, Jr.	$1,186
Eugene M. Mannella	$1,186
Norman R. Nielsen	$1,186
Joyce G. Norden	$1,186
Patricia L. Sawyer	$1,186
John W. Waechter	$1,292

Transamerica Multi-Managed Large Cap Core VP
Name	Aggregate Compensation
Sandra N. Bane	$615
Leo J. Hill	$761
David W. Jennings	$615
Russell A. Kimball, Jr.	$615
Eugene M. Mannella	$615
Norman R. Nielsen	$615
Joyce G. Norden	$615
Patricia L. Sawyer	$615
John W. Waechter	$669

Transamerica PIMCO Real Return TIPS VP(1)
Name	Aggregate Compensation
Sandra N. Bane	$44
Leo J. Hill	$55
David W. Jennings	$44
Russell A. Kimball, Jr.	$44
Eugene M. Mannella	$44
Norman R. Nielsen	$44
Joyce G. Norden	$44
Patricia L. Sawyer	$44
John W. Waechter	$48

Transamerica PIMCO Total Return VP
Name	Aggregate Compensation
Sandra N. Bane	$6,790
Leo J. Hill	$8,406
David W. Jennings	$6,790
Russell A. Kimball, Jr.	$6,790
Eugene M. Mannella	$6,790
Norman R. Nielsen	$6,790
Joyce G. Norden	$6,790
Patricia L. Sawyer	$6,790
John W. Waechter	$7,396

Transamerica ProFund UltraBear VP
Name	Aggregate Compensation
Sandra N. Bane	$123
Leo J. Hill	$153
David W. Jennings	$123
Russell A. Kimball, Jr.	$123
Eugene M. Mannella	$123
Norman R. Nielsen	$123
Joyce G. Norden	$123
Patricia L. Sawyer	$123
John W. Waechter	$134

Transamerica Systematic Small/Mid Cap Value VP
Name	Aggregate Compensation
Sandra N. Bane	$890
Leo J. Hill	$1,102
David W. Jennings	$890
Russell A. Kimball, Jr.	$890
Eugene M. Mannella	$890
Norman R. Nielsen	$890
Joyce G. Norden	$890
Patricia L. Sawyer	$890
John W. Waechter	$970

Transamerica T. Rowe Price Small Cap VP
Name	Aggregate Compensation
Sandra N. Bane	$609
Leo J. Hill	$754
David W. Jennings	$609
Russell A. Kimball, Jr.	$609
Eugene M. Mannella	$609
Norman R. Nielsen	$609
Joyce G. Norden	$609
Patricia L. Sawyer	$609
John W. Waechter	$663

Transamerica Third Avenue VP
Name	Aggregate Compensation
Sandra N. Bane	$496
Leo J. Hill	$614
David W. Jennings	$496
Russell A. Kimball, Jr.	$496
Eugene M. Mannella	$496
Norman R. Nielsen	$496
Joyce G. Norden	$496
Patricia L. Sawyer	$496
John W. Waechter	$540

Transamerica WMC Diversified Growth VP
Name	Aggregate Compensation
Sandra N. Bane	$5,369
Leo J. Hill	$6,648
David W. Jennings	$5,369
Russell A. Kimball, Jr.	$5,369
Eugene M. Mannella	$5,369
Norman R. Nielsen	$5,369
Joyce G. Norden	$5,369
Patricia L. Sawyer	$5,369
John W. Waechter	$5,849

Transamerica WMC Diversified Growth II VP
Name	Aggregate Compensation
Sandra N. Bane	$38
Leo J. Hill	$48
David W. Jennings	$38
Russell A. Kimball, Jr.	$38
Eugene M. Mannella	$38
Norman R. Nielsen	$38
Joyce G. Norden	$38
Patricia L. Sawyer	$38
John W. Waechter	$42

Name	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from Fund Asset Management Group(8)
Sandra N. Bane	-	$168,000
Leo J. Hill	-	$208,000
David W. Jennings	-	$168,000
Russell A. Kimball, Jr.	-	$168,000
Eugene M. Mannella	-	$168,000
Norman R. Nielsen	-	$168,000
Joyce G. Norden	-	$168,000
Patricia L. Sawyer	-	$168,000
John W. Waechter	-	$183,000

(1)	Transamerica AEGON Active Asset Allocation – Conservative VP, Transamerica AEGON Active Asset Allocation – Moderate Growth VP, Transamerica AEGON Asset Allocation – Moderate VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP, Transamerica Madison Diversified Income VP, Transamerica Madison Large Cap Growth VP, Transamerica Madison Moderate Growth Allocation VP and Transamerica PIMCO Real Return TIPS VP commenced operations on May 1, 2011.
(2)	Transamerica Legg Mason Dynamic Allocation – Balanced VP and Transamerica Legg Mason Dynamic Allocation – Growth VP commenced operations on May 1, 2012.
(3)	Of this aggregate compensation, the total amounts deferred from the portfolios (TST only) (including earnings and dividends) and accrued for the benefit of the participating Trustees for the year ended December 31, 2011 were as follows: Sandra N. Bane, $0; Leo J. Hill, $1,984; David W. Jennings, $0; Russell A. Kimball, Jr., $3,722; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $19,993; and John W. Waechter, $0.

As of August 2, 2012, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the Trust’s series.

Appendix D

Equity Securities Owned by Nominees

The following table shows the amount of equity securities owned by the Nominees in the Funds that they are nominated to oversee and in all the funds in the Transamerica fund family as of June 30, 2012.

Transamerica Series Trust

Transamerica AEGON Active Asset Allocation – Conservative VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica AEGON Active Asset Allocation – Moderate Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica AEGON Active Asset Allocation - Moderate VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None

Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica AEGON High Yield Bond VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica AEGON Money Market VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica AEGON U.S. Government Securities VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica AllianceBernstein Dynamic Allocation VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Asset Allocation - Conservative VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Asset Allocation – Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Asset Allocation – Moderate Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Asset Allocation – Moderate VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica BlackRock Global Allocation VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica BlackRock Large Cap Value VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica BlackRock Tactical Allocation VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None

Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Clarion Global Real Estate Securities VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Efficient Markets VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Hanlon Balanced VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None

Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Hanlon Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Hanlon Growth and Income VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Hanlon Income VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None

Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Index 35 VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Index 50 VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Index 75 VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None

Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Index 100 VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Moderate Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Janus Balanced VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Jennison Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica JPMorgan Core Bond VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica JPMorgan Enhanced Index VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica JPMorgan Mid Cap Value VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None

Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica JPMorgan Tactical Allocation VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Legg Mason Dynamic Allocation – Balanced VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Legg Mason Dynamic Allocation – Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None

Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Madison Balanced Allocation VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Madison Conservative Allocation VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Madison Diversified Income VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None

Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Madison Large Cap Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Madison Moderate Growth Allocation VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica MFS International Equity VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None

Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Morgan Stanley Active International Allocation VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Morgan Stanley Capital Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Morgan Stanley Mid-Cap Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Multi-Managed Balanced VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Multi Managed Large Cap Core
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica PIMCO Real Return TIPS VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica PIMCO Total Return VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica ProFund UltraBear VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Systematic Small/Mid Cap Value VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica T. Rowe Price Small Cap VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Third Avenue Value VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica WMC Diversified Growth VP
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica WMC Diversified Growth VP II
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Funds

Transamerica Arbitrage Strategy
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Asset Allocation – Conservative Portfolio
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Asset Allocation – Growth Portfolio
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$25,001 - $50,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	Over $100,000

Transamerica Asset Allocation – Moderate Growth Portfolio
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	Over $100,000

Transamerica Asset Allocation – Moderate Portfolio
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	$1 - $10,000
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Bond
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None

Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Capital Growth
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$50,001 - $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Commodity Strategy
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Core Bond
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None

Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Developing Markets Debt
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Developing Markets Equity
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Diversified Equity
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None

Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Emerging Markets
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Emerging Markets Debt
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Emerging Markets Equity
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None

Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Flexible Income
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$1 - $10,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Global Allocation
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Global Macro
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Global Real Estate Securities
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Growth
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$50,001-$100,000

Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Growth Opportunities
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	$10,001 - $25,000
David W. Jennings	None
Russell A. Kimball, Jr.	$50,001 - $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica High Yield Bond
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$1 - $10,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None

Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Bond
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Equity
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Equity Opportunities
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None

Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Small Cap
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Value
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None
Transamerica International Value Opportunities
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None

Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Large Cap Growth
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Large Cap Value
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Large Company
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Long/Short Strategy
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Managed Futures Strategy
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Mid Cap Value
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Money Market
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None

Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Multi-Managed Balanced
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	Over 100,000
David W. Jennings	None
Russell A. Kimball, Jr.	$50,001 - $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	$25,001 - $50,000
John W. Waechter	None

Transamerica Multi-Manager Alternative Strategies Portfolio
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	$10,001 - $25,000
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Multi-Manager International Portfolio
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	$50,001 - $100,000

Transamerica Real Return TIPS
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Select Equity
Nominee	None
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None

Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Short-Term Bond
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Small Cap Value
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Small Company Growth
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Tactical Income
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Total Return
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None

Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Value
Nominee	Dollar Range of Equity Securities in Fund
Interested Nominee
Thomas A. Swank	None
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Nominee	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Transamerica Fund Family
Interested Nominee
Thomas A. Swank	$10,001 to $25,000
Alan F. Warwick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	Over $100,000
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	Over $100,000

None of the Independent Nominees or their immediate family members had any interest in TAM, any sub-advisers or TCI, or any person controlling, controlled by or under common control with such persons as of June 30, 2012. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee.

As indicated under “Information about the Nominees” in the Joint Proxy Statement, Eugene M. Mannella, an Independent Nominee, is the chief executive officer of HedgeServ Corporation, a provider of hedge fund administration and accounting services. Mr. Mannella also has an economic interest in HedgeServ Corporation, and serves on the board of HedgeServ Limited, an affiliate of HedgeServ Corporation. HedgeServ Limited provides hedge fund administration and accounting services to funds managed by First Quadrant, L.P. (“First Quadrant”), the sub-adviser to Transamerica Global Macro. Mr. Mannella is not personally involved in the services provided to First Quadrant. Given his roles with and/or interest in HedgeServ Corporation and HedgeServ Limited, however, Mr. Mannella may be considered to benefit indirectly from HedgeServ Limited’s relationship with First Quadrant. During Transamerica Global Macro’s fiscal years ended October 31, 2010 and October 31, 2011, the revenues from services provided to First Quadrant represented less than 2.0% of HedgeServ Limited’s revenues per year. For the period November 1, 2011 through July 31, 2012, the revenues from services provided to First Quadrant represented less than 1.7% of HedgeServ Limited’s revenues for the period.

Appendix E

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS (“TAAVF”)

TRANSAMERICA FUNDS (“TRANSAMERICA FUNDS”)

TRANSAMERICA INCOME SHARES, INC. (“TIS”)

TRANSAMERICA PARTNERS FUNDS GROUP (“TPFG”)

TRANSAMERICA PARTNERS FUNDS GROUP II (“TPFG II”)

TRANSAMERICA PARTNERS PORTFOLIOS (“TPP”)

TRANSAMERICA SERIES TRUST (“TST”)

(Each, A “Fund” And Collectively, The “Funds”)

NOMINATING COMMITTEE CHARTER

(Approved April 3, 2008, as revised July 15, 2010)

A.	COMMITTEE MEMBERSHIP

The Nominating Committee (the “Committee”) of the Funds’ Boards (the “Boards”) shall be composed solely of trustees who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”). Other members of the Boards, while not serving as members of the Committee, may assist the Committee in the discharge of its responsibilities, e.g., by identifying and recommending potential candidates to the Committee for its consideration. In addition, at the request of the Committee, the Funds’ investment advisers and other service providers will provide administrative support and other assistance to the Committee.

The Boards shall nominate and appoint the members of the Committee and shall designate the Chair of the Committee. The Chair shall preside at each meeting of the Committee.

The Committee shall serve at the pleasure of the Boards. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting, including by means of a conference call or other communications equipment by means of which all persons participating in the meeting can hear and communicate with each other, at which there is a quorum shall be the act of the Committee. The Committee may take action by unanimous written consent if at least the number of Trustees required for approval of such action at a meeting of the Trustees consent to the action in writing.

B.	OBJECTIVES OF THE COMMITTEE

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Boards in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Boards, subject to the procedures and policies set forth in this Charter or resolutions of the Boards, (iii) select and nominate, or recommend for nomination by the Boards, candidates for election as Trustees and (iv) set any necessary standards or qualifications for service on the Boards. The Independent Trustees, however, retain the authority to act in place of the Committee to select and nominate the independent trustee candidates if they determine to do so. Similarly, the Trustees (the Independent Trustees together with the Management Trustees) retain the authority to act in place of the Committee to select and nominate management trustee candidates if they determine to do so.

C.	BOARD NOMINATIONS AND FUNCTIONS

1.        In the event of any vacancies or created positions on the Boards, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Boards. The Committee may solicit suggestions for nominations from any source it deems appropriate, including from representatives of Management.

2.        The Committee shall evaluate each candidate’s qualifications for Board membership, and, with respect to nominees for Independent Trustee membership, their independence from the Funds’ investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

3.        In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate’s potential contribution to the operation of the Boards and its committees, and such other factors as it may deem relevant. The Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. Specific desired (but not required) qualities of Independent Trustee candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Trustee, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Boards regarding either the retirement age of Board members or the percentage of a Board that is to be composed of Independent Trustees.

4.        While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider and evaluate nominations properly submitted by shareholders of the Funds. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Schedule B of this Charter, as it may be amended from time to time by the Committee or the Boards, are met and followed. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5.        The Committee shall evaluate, as necessary, the operations and effectiveness of the Boards as a whole and shall evaluate the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards.

D.	OTHER POWERS AND RESPONSIBILITIES

The Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as the Chair of the Committee deems appropriate.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate third party consultants from each Fund’s assets.

The Committee shall periodically assess this Charter and recommend to the Boards any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

SCHEDULE A

RESPONSIBILITIES AND DESIRED QUALITIES

OF INDEPENDENT TRUSTEES

A.	PRIMARY RESPONSIBILITIES

The Independent Trustees’ primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers, and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

B.	PERSONAL ATTRIBUTES

-	Public or private sector stature sufficient to instill confidence.

-	High personal and professional integrity.

-	Good business sense.

-	Ability to commit the necessary time to prepare for and attend meetings.

-	Not financially dependent on Trustee retainer and meeting fees.

C.	SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION MAKING

-	General understanding of balance sheets and operating statements.

-	First-hand knowledge of investing.

-	Experience in working in highly regulated and complex legal framework.

-	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.

-	Ability to be critical, and confrontational if necessary, but in a constructive manner.

-	Demonstrated ability to contribute to Board and committee process.

-	Ability to consider diverse issues and make timely, well-informed decisions.

-	Familiarity with the securities industry.

-	Qualification as an “Audit Committee Financial Expert.”

Note: The Personal Attributes listed in Section B above should be possessed by all Trustees. The Skills, Experience and Qualifications listed in Section C include items that should be possessed by all Trustees as well as items that should be possessed by at least some Trustees.

SCHEDULE B

PROCEDURES FOR THE COMMITTEE’S CONSIDERATION OF

CANDIDATES SUBMITTED BY SHAREHOLDERS

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.	Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.	The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

-

The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]

-	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

-	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

-	The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

-	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

-	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

-	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting.

The nominating shareholder or shareholder group must also bear the economic risk of the investment.

-	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4.	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

-	the shareholder’s contact information;

-	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

-	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

-	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5.	The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Appendix F

TAM’s Directors and Principal Executive Officers

The following table lists the directors and principal executive officers of TAM as of August 31, 2012 and their principal occupations. The address of each person listed is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with TAM	Principal Occupation
Thomas A. Swank	Director, Chairman of the Board, President and Chief Executive Officer
Christopher A. Staples	Director, Senior Vice President and Chief Investment Officer, Advisory Services
Dennis P. Gallagher, Director, Senior Vice President	Director, Senior Vice President, General Counsel, Secretary and Operations
Timothy S. Galbraith	Senior Vice President and Chief Investment Officer, Alternative Investments
Todd R. Porter	Senior Vice President and Chief Investment Officer, Asset Allocation
Karen D. Heburn	Senior Vice President, Chief Financial Officer and Treasurer
T. Gregory Reymann, II	Vice President, Chief Compliance Officer and Chief Risk Officer
Margaret A. Cullem-Fiore	Vice President and Assistant General Counsel
Timothy J. Bresnahan	Vice President and Senior Counsel
Robert S. Lamont, Jr.	Vice President and Senior Counsel
Elizabeth Strouse	Vice President
Ranjit Bhatia	Vice President
Williams D. Nobles	Vice President
Jonathan Oldroyd	Vice President
Angelo Ojeda	Vice President
Pratik Patel	Vice President
Amy Powell	Vice President
Anthony D. Pedata	Senior Compliance Officer
Kudzai Sihlangu	Vice President
Kristina L. Bartscht	Assistant Vice President and Advertising Manager
Sarah L. Bertrand	Assistant Vice President

F-1

Appendix G

Information About Current Advisory Agreements

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Funds
Transamerica Arbitrage Strategy	5/1/2011	**	6/13-14/2012	1.05% of the first $50 million 1.00% in excess of $50 million	$327,417
Transamerica Asset Allocation – Conservative Portfolio	3/1/2002	2/11/2005	6/13-14/2012	0.10%	$1,204,564
Transamerica Asset Allocation – Growth Portfolio	3/1/2002	2/11/2005	6/13-14/2012	0.10%	$1,624,421
Transamerica Asset Allocation – Moderate Growth Portfolio	3/1/2002	2/11/2005	6/13-14/2012	0.10%	$3,237,849
Transamerica Asset Allocation - Moderate Portfolio	3/1/2002	2/11/2005	6/13-14/2012	0.10%	$2,274,988
Transamerica Bond	12/28/2006	**	6/13-14/2012	0.675% of the first $200 million 0.625% over $200 million up to $750 million 0.575% in excess of $750 million	$3,579,624
Transamerica Capital Growth	11/6/2009	**	6/13-14/2012	0.80% of the first $500 million 0.675% in excess of $500 million	$1,383,440
Transamerica Commodity Strategy	12/28/2006	**	6/13-14/2012	0.61% of the first $200 million 0.59% over $200 million up to $1 billion 0.56% in excess of $1 billion	$1,088,737
Transamerica Core Bond	7/1/2009	**	6/13-14/2012	0.45% of the first $750 million 0.40% over $750 million up to $1 billion 0.375% in excess of $1 billion	$5,795,829

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Funds
Transamerica Developing Markets Debt	6/15/2004	2/11/2005	6/13-14/2012	0.95% of the first $250 million 0.85% over $250 million up to $500 million 0.80% in excess of $500 million	$2,807,617
Transamerica Developing Markets Equity	11/7/2005	**	6/13-14/2012	1.20% of the first $50 million 1.15% over $50 million up to $200 million 1.10% over $200 million up to $500 million 1.05% in excess of $500 million	$6,655,211
Transamerica Diversified Equity	11/13/2009	**	6/13-14/2012	0.73% for the first $500 million 0.70% over $500 million up to $2.5 billion 0.65% in excess of $2.5 billion	$4,573,928
Transamerica Emerging Markets	9/15/2008	**	6/13-14/2012	1.15% of the first $300 million 1.10% in excess of $300 million	$4,723,372
Transamerica Emerging Markets Debt	8/31/2011	**	7/14/2011	0.60% of the first $400 million 0.58% in excess of $400 million	$57,769

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Funds
Transamerica Emerging Markets Equity	4/30/2012	**	1/26/2012	0.95% of the first $250 million 0.93% over $250 million up to $500 million 0.90% in exces of $500 million	N/A
Transamerica Flexible Income	6/25/1998	2/11/2005	6/13-14/2012	0.475% of the first $250 million 0.425% over $250 million up to $350 million 0.40% in excess of $350 million	$1,182,576
Transamerica Global Allocation	11/7/2005	**	6/13-14/2012	0.80% of the first $100 million 0.72% in excess of $100 million	$3,571,626
Transamerica Global Macro	1/2/2007	**	6/13-14/2012	1.25% of the first $300 million 1.20% in excess of $300 million	$1,836,534
Transamerica Global Real Estate Securities	3/1/2003	2/11/2005	6/13-14/2012	0.80% of the first $250 million 0.775% over $250 million up to $500 million 0.70% over $500 million up to $1 billion 0.65% in excess of $1 billion	$2,003,604
Transamerica Growth	2/1/2000	2/11/2005	6/13-14/2012	0.80% of the first $250 million 0.775% over $250 million up to $500 million 0.70% over $500 million up to $1 billion 0.675% over $1 billion up to $1.5 billion 0.65% in excess of $1.5 billion	$5,886,999

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Funds
Transamerica Growth Opportunities	3/1/2000	2/11/2005	6/13-14/2012	0.80% of the first $250 million 0.75% over $250 million up to $500 million 0.70% in excess of $500 million	$2,888,313
Transamerica High Yield Bond	4/22/1992	2/11/2005	6/13-14/2012	0.59% of the first $400 million 0.575% over $400 million up to $750 million 0.55% in excess of $750 million	$4,211,156
Transamerica International	11/7/2005	**	6/13-14/2012	1.00% of the first $100 million 0.95% in excess of $100 million	$5,313,085
Transamerica International Bond	11/7/2005	**	6/13-14/2012	0.55% of the first $100 million 0.52% over $100 million up to $250 million 0.51% over $250 million up to $500 million 0.50% over $500 million up to $1 billion 0.47% in excess of $1 billion	$1,926,077

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee [	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Funds
Transamerica International Equity	3/1/2011	**	6/13-14/2012	0.80% of the first $250 million 0.75% over $250 million up to $500 million 0.725% over $500 million up to $1 billion 0.70% in excess of $1 billion	$849,492
Transamerica International Equity Opportunities	3/1/2002	2/11/2005	6/13-14/2012	0.90% of the first $250 million 0.875% over $250 million up to $500 million 0.85% over $500 million up to $1 billion 0.80% in excess of $1 billion	$4,571,322
Transamerica International Small Cap	3/1/2008	**	6/13-14/2012	1.07% of the first $300 million 1.00% in excess of $300 million	$5,533,406
Transamerica International Value	11/7/2005	**	6/13-14/2012	0.88% of the first $200 million 0.81% over $200 million up to $500 million 0.77% in excess of $500 million	$2,170,845

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee [	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Funds
Transamerica International Value Opportunities	9/15/2008	**	6/13-14/2012	1.10% of the first $100 million 1.00% over $100 million up to $300 million 0.95% in excess of $300 million	$7,017,176
Transamerica Large Cap Growth	4/30/2012	**	1/26/2012	0.675% of the first $250 million 0.65% over $250 million up to $1 billion 0.60% in excess of $1 billion	N/A
Transamerica Large Company	6/15/2004	2/11/2005	6/13-14/2012	0.80% of the first $250 million 0.775% over $250 million up to $750 million 0.75% over $750 million up to $1 billion 0.65% over $1 billion up to $2 billion 0.625% in excess of $2 billion	$5,005,005
Transamerica Large Cap Value	11/15/2010	**	6/13-14/2012	0.70% of the first $1 billion 0.675% in excess of $1 billion	$8,089,903
Transamerica Long/Short Strategy	12/28/2006	**	6/13-14/2012	1.30%	$1,506,113
Transamerica Managed Futures Strategy	8/23/2010	**	6/13-14/2012	1.10% of the first $500 million 1.05% in excess of $500 million	$2,781,873

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee [	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Funds
Transamerica Mid Cap Value	6/15/2004	2/11/2005	6/13-14/2012	0.85% of the first $100 million 0.80% in excess of $100 million	$1,433,020
Transamerica Money Market	3/1/2002	2/11/2005	6/13-14/2012	0.40%	$0
Transamerica Multi-Managed Balanced	6/25/1998	**	6/13-14/2012	0.75% of the first $500 million 0.65% over $500 million up to $1 billion 0.60% in excess of $1 billion	$2,386,089
Transamerica Multi-Manager Alternative Strategies Portfolio	12/28/2006	**	6/13-14/2012	0.20% of the first $500 million 0.19% over $500 million up to $1 billion 0.18% in excess of $1 billion	$717,096
Transamerica Multi-Manager International Portfolio	3/1/2002	2/11/2005	6/13-14/2012	0.10%	$320,577
Transamerica Real Return TIPS	3/1/2003	2/11/2005	6/13-14/2012	0.70% of the first $250 million 0.65% over $250 million up to $750 million 0.60% over $750 million up to $1 billion 0.55% in excess of $1 billion	$5,532,708

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee [	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Funds
Transamerica Select Equity	8/31/2011	**	6/9/2011	0.80% of the first $200 million 0.74% over $200 million up to $500 million 0.69% over $500 million up to $1 billion 0.67% over $1 billion up to $1.5 billion 0.62% in excess of $1.5 billion	$768,282
Transamerica Short-Term Bond	6/15/2004	2/11/2005	6/13-14/2012	0.55% of the first $250 million 0.50% over $250 million up to $500 million 0.475% over $500 million up to $1 billion 0.45% in excess of $1 billion	$13,384,629
Transamerica Small Cap Value	4/30/2012	**	1/26/2012	0.86% of the first $250 million 0.84% in excess of $250 million	N/A
Transamerica Small Company Growth	6/15/2004	2/11/2005	6/13-14/2012	0.95% of the first $500 million 0.85% in excess of $500 million	$1,914,614
Transamerica Small/Mid Cap Value	3/1/2001	2/11/2005	6/13-14/2012	0.80% of the first $500 million 0.75% in excess of $500 million	$5,205,404
Transamerica Tactical Income	10/31/2011	**	8/17/2011	0.47% of the first $1 billion 0.45% over $1 billion up to $2 billion 0.43% in excess of $2 billion	$0

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee [	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Funds
Transamerica Total Return	3/1/2002	2/11/2005	6/13-14/2012	0.675% of the first $250 million 0.65% over $250 million up to $750 million 0.60% in excess of $750 million	$4,046,086
Transamerica Value	5/1/2007	**	6/13-14/2012	0.80%	$3,121,610

*    Advisory fees paid during fiscal year 2011 are net of expense reimbursements.

**         The Current Advisory Agreement of the Fund was last approved by the initial shareholder of the Fund in connection with the initial approval of such Agreement.

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica AEGON Active Asset Allocation - Conservative VP	5/1/2011	**	6/13-14/2012	0.55% of the first $50 million 0.53% over $50 million up to $250 million 0.51% in excess of $250 million	$88,789
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	5/1/2011	**	6/13-14/2012	0.55% of the first $50 million 0.53% over $50 million up to $250 million 0.51% in excess of $250 million	$33,629
Transamerica AEGON Active Asset Allocation - Moderate VP	5/1/2011	**	6/13-14/2012	0.55% of the first $50 million 0.53% over $50 million up to $250 million 0.51% in excess of $250 million	$23,147
Transamerica AEGON High Yield Bond VP	5/1/2002	4/12/2005	6/13-14/2012	0.64% of the first $750 million 0.60% in excess of $750 million	$1,375,622
Transamerica AEGON Money Market VP	5/1/2002	4/12/2005	6/13-14/2012	0.35%	$857,006
Transamerica AEGON U.S. Government Securities VP	5/1/2002	4/12/2005	6/13-14/2012	0.55%	$3,734,501
Transamerica AllianceBernstein Dynamic Allocation VP	5/1/2002	4/12/2005	6/13-14/2012	0.75% of the first $250 million 0.70% in excess of $250 million	$1,332,476
Transamerica Asset Allocation – Conservative VP	5/1/2002	4/12/2005	6/13-14/2012	0.10%	$1,616,051
Transamerica Asset Allocation – Growth VP	5/1/2002	4/12/2005	6/13-14/2012	0.10%	$1,037,801
Transamerica Asset Allocation – Moderate VP	5/1/2002	4/12/2005	6/13-14/2012	0.10%	$3,485,201
Transamerica Asset Allocation – Moderate Growth VP	5/1/2002	4/12/2005	6/13-14/2012	0.10%	$5,030,974
Transamerica BlackRock Global Allocation VP	5/1/2009	**	6/13-14/2012	0.05%	$0
Transamerica BlackRock Large Cap Value VP	1/1/1997	4/12/2005	6/13-14/2012	0.80% of first $250 million 0.775% over $250 million up to $750 million 0.75% over $750 million up to $1 billion 0.65% over $1 billion up to $2 billion 0.625% in excess of $2 billion	$10,206,206

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Series Trust
Transamerica BlackRock Tactical Allocation VP	5/1/2009	**	6/13-14/2012	0.10% of the first $1 billion 0.08% in excess of $1 billion	$298,898
Transamerica Clarion Global Real Estate Securities VP	5/1/1998	4/12/2005	6/13-14/2012	0.80% of the first $250 million 0.775% over $250 million up to $500 million 0.70% over $500 million up to $1 billion 0.65% in excess of $1 billion	$3,673,993
Transamerica Efficient Markets VP	11/10/2008	**	6/13-14/2012	0.42% of the first $50 million 0.40% over $50 million up to $250 million 0.38% in excess of $250 million	$406,215
Transamerica Hanlon Balanced VP	5/1/2009	**	6/13-14/2012	0.90% of the first $500 million 0.875% over $500 million up to $1 billion 0.85% in excess of $1 billion	$688,958

Transamerica Hanlon Growth VP	5/1/2009	**	6/13-14/2012	0.90% of the first $500 million 0.875% over $500 million up to $1 billion 0.85% in excess of $1 billion	$460,416

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Series Trust
Transamerica Hanlon Growth and Income VP	5/1/2009	**	6/13-14/2012	0.90% of the first $500 million 0.875% over $500 million up to $1 billion 0.85% in excess of $1 billion	$455,316
Transamerica Hanlon Income VP	5/1/2009	**	6/13-14/2012	0.90% of the first $500 million 0.875% over $500 million up to $1 billion 0.85% in excess of $1 billion	$2,348,983
Transamerica Index 35 VP	11/19/2009	**	6/13-14/2012	0.32% of the first $50 million 0.30% over $50 million up to $250 million 0.28% in excess of $250 million	$439,977
Transamerica Index 50 VP	5/1/2008	**	6/13-14/2012	0.32% of the first $50 million 0.30% over $50 million up to $250 million 0.28% in excess of $250 million	$1,584,395
Transamerica Index 75 VP	5/1/2008	**	6/13-14/2012	0.32% of the first $50 million 0.30% over $50 million up to $250 million 0.28% in excess of $250 million	$2,334,262

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Series Trust
Transamerica Index 100 VP	11/19/2009	**	6/13-14/2012	0.32% of the first $50 million 0.30% over $50 million up to $250 million 0.28% in excess of $250 million	$107,065
Transamerica International Moderate Growth VP	5/1/2006	**	6/13-14/2012	0.10%	$508,434
Transamerica Janus Balanced VP	7/1/2009	**	6/13-14/2012	0.73% of the first $250 million 0.70% over $250 million up to $500 million 0.675% over $500 million up to $1 billion 0.65% in excess of $1 billion	$484,139
Transamerica Jennison Growth VP	5/1/2002	4/12/2005	6/13-14/2012	0.80% of the first $250 million 0.75% over $250 million up to $500 million 0.70% over $500 million up to $1 billion 0.60% in excess of $1 billion	$9,472,864
Transamerica JPMorgan Core Bond VP	1/1/1998	4/12/2005	6/13-14/2012	0.45% of the first $750 million 0.40% over $750 million up to $1 billion 0.375% in excess of $1 billion	$997,376

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Series Trust
Transamerica JPMorgan Enhanced Index VP	5/1/2002	4/12/2005	6/13-14/2012	0.74% of the first $750 million 0.69% over $750 million up to $1 billion 0.65% in excess of $1 billion	$756,232
Transamerica JPMorgan Mid Cap Value VP	5/1/1999	**	6/13-14/2012	0.85% up to $100 million 0.80% in excess of $100 million	$1,899,316
Transamerica JPMorgan Tactical Allocation VP	1/1/1997	**	6/13-14/2012	0.70% of the first $500 million 0.675% over $500 million up to $750 million 0.65% in excess of $750 million	$1,496,278
Transamerica Legg Mason Dynamic Allocation - Balanced VP	5/1/2012	**	1/26/2012	0.58% of the first $350 million 0.56% over $350 million up to $750 million 0.53% over $750 million up to $1.5 billion 0.51% in excess of $1.5 billion	N/A
Transamerica Legg Mason Dynamic Allocation - Growth VP	5/1/2012	**	1/26/2012	0.60% of the first $250 million 0.57% over $250 million up to $750 million 0.54% over $750 million up to $1 billion 0.53% over $1 billion up to $1.5 billion 0.52% over $1.5 billion	N/A

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Series Trust
Transamerica Madison Balanced Allocation VP	5/1/2011	**	6/13-14/2012	0.15%	$0
Transamerica Madison Conservative Allocation VP	5/1/2011	**	6/13-14/2012	0.15%	$0
Transamerica Madison Diversified Income VP	5/1/2011	**	6/13-14/2012	0.75%	$5,458
Transamerica Madison Large Cap Growth VP	5/1/2011	**	6/13-14/2012	0.80%	$0
Transamerica Madison Moderate Growth Allocation VP	5/1/2011	**	6/13-14/2012	0.15%	$0
Transamerica MFS International Equity VP	5/1/2002	4/12/2005	6/13-14/2012	0.90% of the first $250 million 0.875% over $250 million up to $500 million 0.85% over $500 million up to $1 billion 0.80% in excess of $1 billion	$1,824,220
Transamerica Morgan Stanley Active International Allocation VP	5/1/2002	4/12/2005	6/13-14/2012	0.85% of the first $250 million 0.80% over $250 million up to $1 billion 0.775% in excess of $1 billion	$1,606,011
Transamerica Morgan Stanley Capital Growth VP	5/1/1999	4/12/2005	6/13-14/2012	0.80% of the first $500 million 0.675% in excess of $500 million	$1,485,747

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Series Trust
Transamerica Morgan Stanley Mid-Cap Growth VP	1/1/1997	4/12/2005	6/13-14/2012	0.80% of the first $1 billion 0.775% in excess of $1 billion	$4,664,367
Transamerica Multi-Managed Balanced VP	5/1/2002	4/12/2005	6/13-14/2012	0.75% of the first $500 million 0.65% over $500 million up to $1 billion 0.60% in excess of $1 billion	$3,265,693
Transamerica Multi Managed Large Cap Core VP	5/1/2002	4/12/2005	6/13-14/2012	0.75% of the first $250 million 0.70% in excess of $250 million	$1,675,987
Transamerica PIMCO Real Return TIPS VP	5/1/2011	**	6/13-14/2012	0.70% of the first $250 million 0.65% over $250 million up to $750 million 0.60% over $750 million up to $1 billion 0.55% in excess of $1 billion	$170,778
Transamerica PIMCO Total Return VP	5/1/2002	4/12/2005	6/13-14/2012	0.675% of the first $250 million 0.65% over $250 million up to $750 million 0.60% in excess of $750 million	$16,147,450
Transamerica ProFund UltraBear VP	5/1/2009	**	6/13-14/2012	0.85% of the first $250 million 0.80% over $250 million up to $750 million 0.75% in excess of $750 million	$540,105

Fund	Date of Agreement	Date Agreement Last Submitted for Shareholder Approval	Date Agreements Last Approved by the Board	Contractual Advisory Fee	Advisory Fees Paid During Fiscal Year 2011*
Transamerica Series Trust
Transamerica Systematic Small/Mid Cap Value VP	5/1/2004	4/12/2005	6/13-14/2012	0.80% of the first $500 million 0.75% in excess of $500 million	$2,545,520
Transamerica T. Rowe Price Small Cap VP	5/1/1999	4/12/2005	6/13-14/2012	0.75%	$1,633,063
Transamerica Third Avenue Value VP	1/1/1998	4/12/2005	6/13-14/2012	0.80%	$1,409,451
Transamerica WMC Diversified Growth VP	5/1/2002	4/12/2005	6/13-14/2012	0.75% of the first $500 million 0.70% over $500 million up to $2.5 billion 0.65% in excess of $2.5 billion	$13,840,379
Transamerica WMC Diversified Growth II VP	1/1/1997	4/12/2005	6/13-14/2012	0.30%	$0

*	Advisory fees paid during fiscal year 2011 are net of expense reimbursements
**	The Current Advisory Agreement of the Fund was last approved by the initial shareholder of the Fund in connection with the initial approval of such Agreement.

Appendix H

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

TRANSAMERICA ASSET MANAGEMENT, INC.

This Agreement, entered into as of                  between [insert name of trust], a Delaware statutory trust (referred to herein as the “Trust”), and Transamerica Asset Management Inc., a Florida corporation (referred to herein as “TAM”), to provide certain management and advisory services to each series of the Trust listed on Schedule A hereto (collectively, the “Funds”; each, a “Fund”).

The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”), and consists of more than one series, including the Funds. In managing each of the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of TAM and its assistance in performing certain management functions. TAM desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.            Appointment. The Trust hereby appoints TAM as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. TAM accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.            Duties. In its capacity as investment adviser to each Fund, TAM shall have the following duties:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), TAM shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. TAM shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to TAM. TAM is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

TAM will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which TAM or its affiliates exercise investment discretion. TAM is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TAM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TAM and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TAM’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with TAM which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, TAM agrees that it will not deal with itself, or with the Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which TAM or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TAM or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to TAM and its directors and officers.

(d)	TAM shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities.

(e)

TAM may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments TAM believes are appropriate or desirable in performing its duties under this Agreement.

(f)

TAM shall oversee the services of the Fund’s administrator, custodian and transfer agent and supervise the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions. TAM shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

3.            Sub-advisers. Subject to the Board’s approval, TAM or any Fund may enter into contracts with one or more investment sub-advisers, including without limitation, affiliates of TAM, in which TAM delegates to such investment sub-advisers any or all its duties specified hereunder, on such terms as TAM will determine to be necessary, desirable or appropriate, provided that in each case TAM shall oversee each such investment sub-adviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

4.            Activities of TAM. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of TAM, whether or not a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of TAM to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of TAM is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by TAM. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with TAM’s policies and procedures as presented to the Board from time to time.

5.            Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TAM incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

Each Fund shall pay (i) fees payable to TAM pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees and, unless otherwise determined by the Board, its allocable share of the compensation, fees and reimbursements paid to those interested Trustees who are not directors, officers or employees of TAM, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or consultants, independent contractors or other persons who receive remuneration or other benefits from any of the foregoing; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xv) expenses of preparing and typesetting prospectuses and statements of additional information and any supplements thereto; (xvi) expenses of printing and distributing prospectuses and statements of additional information and any supplements thereto sent to existing shareholders; (xvii) expenses of preparing, typesetting, printing and distributing, as applicable, reports, statements, notices and dividends to the Fund’s shareholders; (xviii) fees and expenses in connection with membership in investment company organizations; (xix) distribution-related fees and expenses; (xx) shareholder servicing fees; (xxi) governmental fees; (xxii) costs, including interest expenses and loan commitment fees, of borrowing money; (xxiii) website costs; (xxiv) its allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund as determined by the Board; (xxv) travel expenses of officers, members of the Board and any employees of the Fund in connection with Board meetings or other Fund-related business; (xxvi) audit fees; and (xxvii) litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others.

(b)

TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall pay the Trust’s office rent and will provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. TAM shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers, with the exception of the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer as determined by the Board.

6.            Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

The Trust shall at all times keep TAM fully informed with regard to the securities owned by each Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish TAM with such other documents and information with regard to each Fund’s affairs as TAM may from time to time reasonably request.

(b)

TAM shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance. TAM shall furnish the Trust with such other documents and information with regard to each Fund as the Trust may from time to time reasonably request.

7.            Compensation of TAM. As compensation for the services performed by TAM, each Fund shall pay TAM, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

8.            Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or a Fund, with the exception of the Fund’s chief compliance officer, shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of TAM, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or a consultant, independent contractor or other person who receives remuneration or other benefits from any of the foregoing, except as the Board may decide.

9.            Term. This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto and shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of that Fund.

10.          Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to TAM at its principal place of business. This Agreement may be terminated with respect to any Fund by TAM at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of TAM and the Trust. This Agreement shall terminate automatically in the event of its assignment by TAM and shall not be assignable by the Trust without the consent of TAM. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

11.          Use of Name. If this Agreement is terminated with respect to any Fund and TAM no longer serves as investment adviser to the Fund, TAM reserves the right to withdraw from the Trust the use of the name “Transamerica” or any derivative thereof with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and TAM or any of its affiliates.

12.          Liability of TAM. TAM may rely on information reasonably believed by it to be accurate and reliable. TAM assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect TAM against any liability to the Fund to which TAM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 12, the term “TAM” shall include any affiliates of TAM performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of TAM and such affiliates.

13.          Meanings of Certain Terms. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.          Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and TAM.

15.          Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16.          Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

17.          Limitation of Liability. A copy of the Trust’s Certificate of Trust is on file with the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. TAM agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:
Title:

[INSERT NAME OF TRUST]

By:
Name:
Title:

Schedule A

Fund	Investment Advisory Fee	Effective Date

Appendix I

Comparison of Terms of Advisory Agreements

This Appendix I contains four charts comparing the principal terms of the Funds’ current investment advisory agreements (each a “Current Advisory Agreement”) with the corresponding terms of the proposed new investment advisory agreement (“New Advisory Agreement” and together with the Current Advisory Agreements, the “Advisory Agreements”). Funds are grouped in a chart based on similarities in their Current Advisory Agreements and you should look for the chart or charts containing a comparison of the agreements for your Fund or Funds, as the case may be.

You should note that the charts contain only a description of the principal provisions of the Advisory Agreements and may not include all of the terms of those agreements, or the exact wording of those provisions described. For the sake of consistency throughout the charts, some of the terms of the Advisory Agreements may have been changed. For example, the terms “Adviser” and “sub-adviser” are used instead of a specific named entity. In addition, Transamerica Funds and TST are in all cases referred to in the charts as the “Trust” and the members of the Board of each of Transamerica Funds and TST are in all cases referred to in the charts as “Trustees” or “Board members.” References to a “Series” or “Portfolio” are disregarded in favor of the consistent use of the term “Fund.” Grammatical differences, such as the use of singular versus plural, are also disregarded. For ease of comparison, headings are applied in the chart that do not necessarily correspond to headings used in the Advisory Agreements themselves. Also for ease of comparison, the provisions of the Advisory Agreements may not necessarily appear in the chart in the order that they appear in the relevant Advisory Agreement itself. Finally, you should note that the amount of compensation and dates of effectiveness of the Current Advisory Agreements have been omitted. You can find the compensation payable under the Current and New Advisory Agreements in Appendix G.

The complete text of the form of New Advisory Agreement is included in Appendix H and you should refer to that Appendix for the complete terms of the New Advisory Agreement. The comparisons in these charts remain subject to and are qualified by the complete text of the New Advisory Agreement.

Chart 1

Transamerica Funds

Transamerica Asset Allocation – Conservative Portfolio	Transamerica International Equity Opportunities
Transamerica Asset Allocation – Growth Portfolio	Transamerica International Small Cap
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica International Value
Transamerica Asset Allocation - Moderate Portfolio	Transamerica Large Cap Value
Transamerica Bond	Transamerica Long/Short Strategy
Transamerica Capital Growth	Transamerica Mid Cap Value
Transamerica Commodity Strategy	Transamerica Money Market
Transamerica Developing Markets Debt	Transamerica Multi-Managed Balanced
Transamerica Developing Markets Equity	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Flexible Income	Transamerica Multi-Manager International Portfolio
Transamerica Global Allocation	Transamerica Real Return TIPS
Transamerica Global Macro	Transamerica Short-Term Bond
Transamerica Global Real Estate Securities	Transamerica Small Company Growth
Transamerica Growth	Transamerica Small/Mid Cap Value
Transamerica Growth Opportunities	Transamerica Total Return
Transamerica International	Transamerica Value
Transamerica International Bond

Current Advisory Agreement	New Advisory Agreement

Appointment.  The Trust hereby appoints the Adviser as the Trust’s investment adviser and administrator for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In all matters relating to the performance of this Agreement, the Adviser will act in conformity with the Trust’s Declaration of Trust, Bylaws and current registration statement applicable to the Funds as it may be supplemented from time to time, and with the instructions and direction of the Board of Trustees of the Trust, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

Appointment.  The Trust hereby appoints the Adviser as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

Investment Advisory Services. In its capacity as investment adviser to the Trust, the Adviser shall have the following responsibilities:

(a) to provide a continuous investment program for each Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time, consistent with the Trust’s Declaration of Trust and each Fund’s investment objective and policies adopted and declared by the Board of Trustees and stated in the Funds’ current Prospectus;

Investment Advisory Services. In its capacity as investment adviser to each Fund, the Adviser shall have the following duties:

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information.

Current Advisory Agreement	New Advisory Agreement

(b) to cause the officers of the Adviser to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the conditions of the investment securities of the Funds, the investment recommendations of the Adviser, and the investment considerations which have given rise to those recommendations; and

(c) to supervise the purchase and sale of securities as directed by the appropriate officers of the Trust, including the selection of brokers and dealers to execute such transactions, consistent with paragraph [      ] hereof.

The Adviser shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund.

Recordkeeping Obligations. [The Adviser shall maintain all books and records required to be maintained by the Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees: (i) that all records that it maintains for the Trust are the property of the Trust, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Trust any records that it maintains for the Trust upon request by the Trust; provided, however, the Adviser may retain copies of such records. ][1]

Recordkeeping Obligations. Not specifically addressed in this Agreement.
Investment in Other Investment Companies. Not specifically addressed in this Agreement.

Investment in Other Investment Companies. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Authority to Execute Documents. Not specifically addressed in this Agreement.

Authority to Execute Documents. The Adviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Adviser believes are appropriate or desirable in performing its duties under this Agreement.

Current Advisory Agreement	New Advisory Agreement

Additional Duties. The Adviser shall furnish or make available to the Funds the services of executive and management personnel to supervise the performance of all administrative, record-keeping, shareholder relations, regulatory reporting and compliance, and all other functions of the Funds, including supervising and coordinating the services of the Funds’ custodian and transfer agent.

The Adviser shall also assist in the preparation of reports to shareholders of the Funds and prepare sales literature promoting sale of the Funds’ shares as requested by the Trust.

Additional Duties. The Adviser shall oversee the services of the Fund’s administrator, custodian and transfer agent and supervise the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions. The Adviser shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

The Adviser shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities.

Brokerage Commissions. For the purpose of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. The Adviser is authorized and directed to place the Fund’s securities transactions, or to delegate to each sub-adviser the authority and direction to place the Fund’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that the Adviser or each sub-adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser or each sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or each sub-adviser. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all securities transactions of each Fund, and the Trustees may establish policies or guidelines to be followed by the Adviser and each sub-adviser in placing portfolio transactions for each Fund pursuant to the foregoing provisions. The Adviser shall report on the placement of portfolio transactions each quarter to the Trustees of the Trust.

Brokerage Commissions. The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

Sub-advisers. It is understood and agreed that the Adviser intends to enter into sub-advisory agreements with [various sub-advisers for the Funds listed on Schedule A pursuant to which the Adviser may delegate some or all of its

Sub-advisers. Subject to the Board’s approval, the Adviser or any Fund may enter into contracts with one or more investment sub-advisers, including without limitation, affiliates of the Adviser, in which the Adviser delegates to

Current Advisory Agreement	New Advisory Agreement

responsibilities under this Section         ]2A / [duly registered investment sub-advisers for each fund, under which each sub-adviser will, under the supervision of the Adviser furnish investment information and advice with respect to one or more funds to assist the Adviser in carrying out its responsibilities under this Section         ]2B. The compensation to be paid to each sub-adviser for such services [and the other terms and conditions under which the services shall be rendered by the sub-adviser]2B shall be set forth in each sub-advisory agreement; provided, however, that each such agreement shall be approved by the Board of Trustees, [including a majority of the Trustees who are not parties to the sub-advisory agreements or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party (the “Disinterested Trustees”),][3] and by the holders of the outstanding voting securities of each of the Funds in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by, the 1940 Act.

such investment sub-advisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall oversee each such investment sub-adviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.
Activities of the Adviser. Not specifically addressed in this Agreement.

Activities of the Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser, whether or not a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. Not specifically addressed in this Agreement.

Allocation of Investment Opportunities. If the purchase or sale of securities for a Fund and one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

Expenses Paid by Fund. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

Each Fund shall pay (i) fees payable to the Adviser pursuant

Expenses Paid by Fund. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by the Adviser incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

Each Fund shall pay (i) fees payable to the Adviser pursuant

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to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of each Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of a Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to each Fund, including costs for local representation [in ] and fees of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations [and 12b-1 fees][3]; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Funds.

to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees and, unless otherwise determined by the Board, its allocable share of the compensation, fees and reimbursements paid to those interested Trustees who are not directors, officers or employees of the Adviser, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or consultants, independent contractors or other persons who receive remuneration or other benefits from any of the foregoing; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xv) expenses of preparing and typesetting prospectuses and statements of additional information and any supplements thereto; (xvi) expenses of printing and distributing prospectuses and statements of additional information and any supplements thereto sent to existing shareholders; (xvii) expenses of preparing, typesetting, printing and distributing, as applicable, reports, statements, notices and dividends to the Fund’s shareholders; (xviii) fees and expenses in connection with membership in investment company organizations; (xix) distribution-related fees and expenses; (xx) shareholder servicing fees; (xxi) governmental fees; (xxii) costs, including interest expenses and loan commitment fees, of borrowing money; (xxiii) website costs;

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(xxiv) its allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund as determined by the Board; (xxv) travel expenses of officers, members of the Board and any employees of the Fund in connection with Board meetings or other Fund-related business; (xxvi) audit fees; and (xxvii) litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others.

Expenses Paid by Adviser.  The Adviser shall pay (i) all expenses incurred by it in the performance of its duties under this Agreement; and (ii) compensation, fees and expenses of officers and Trustees of the Trust, except for such Trustees who are not interested persons (as defined in the 1940 Act) of the Adviser.

Expenses Paid by Adviser.  The Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Adviser shall pay the Trust’s office rent and will provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers, with the exception of the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer as determined by the Board.

Expense Limitation.  If, for any fiscal year, the total expenses of a Fund, including but not limited to: the fees to the Adviser, compensation to its custodian, transfer agent, registrar, auditors and legal counsel, printing expense, and fees, compensation and expenses to Trustees who are not interested persons, exceed any expense limitation imposed by applicable state law, the Adviser shall reimburse a Fund for such excess in the manner and to the extent required by applicable state law; provided, however, that the Adviser shall reimburse each Fund for the amount of such expenses which exceed the expense cap of [    ]% of the Fund’s average daily net assets. For purposes of this sub-paragraph, “total expenses” shall not include interest, taxes, litigation expenses, brokerage commissions or other costs incurred in acquiring or disposing of any of a Fund’s portfolio securities, expenses incurred pursuant to a Fund’s Plan of Distribution under Rule 12b-1 of the 1940 Act, or any costs arising other than in the ordinary and necessary course of a Fund’s business.

Expense Limitation. Not specifically addressed in this Agreement[4].

Other Obligations of the Parties.  The Trust shall have the following obligations under the Agreement:

(a) to keep the Adviser continuously and fully informed as to the composition of its investment portfolio of each Fund and the nature of all of its assets and liabilities from time to time;

Other Obligations of the Parties. Each party’s obligation to provide information shall be as follows: The Trust shall at all times keep the Adviser fully informed

Current Advisory Agreement	New Advisory Agreement

(b) to furnish the Adviser with a certified copy of any financial statement or report prepared for a Fund by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its functions under this Agreement; and

(d) to compensate the Adviser for its services in accordance with the provisions of Section [__] hereof.

with regard to the securities owned by the Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish the Adviser with such other documents and information with regard to the Fund’s affairs as the Adviser may from time to time reasonably request.

The Adviser shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance. The Adviser shall furnish the Trust with such other documents and information with regard to the Fund as the Trust may from time to time reasonably request.

Compensation of the Adviser.  Each Fund shall pay to the Adviser for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth in Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section [__]. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

Compensation of the Adviser.  As compensation for the services performed by the Adviser, each Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Compensation of Trustees, Officers and Employees. Not specifically addressed in this Agreement.

Compensation of Trustees, Officers and Employees.  No Trustee, officer or employee of the Trust or the Fund, with the exception of the Fund’s chief compliance officer, shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Adviser, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or a consultant, independent contractor or other person who receives remuneration or other benefits from any of the foregoing, except as the Board may decide.

Treatment of Investment Advice.  With respect to a Fund, the Fund shall retain full control over its own investment policies. However, the Trustees of the Trust may delegate to the appropriate officers of the Trust, or to a committee of

Treatment of Investment Advice. Not specifically addressed in this Agreement.

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Trustees, the power to authorize purchases, sales or other actions affecting each Fund in the interim between meetings of the Trustees, provided such action is consistent with the established investment policy of the Trustees and is reported to the Trustees at their next meeting.

Transactions with Affiliates.  Neither the Adviser nor any officer or Director thereof shall take a long or short position in the securities issued by the Funds. This prohibition, however, shall not prevent the purchase from a Fund of shares issued by the Fund on behalf of the Trust, by the officers or Directors of the Adviser (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by the Fund’s current prospectus, in accordance with Section 22(d) of the 1940 Act.

Transactions with Affiliates.  The Fund hereby authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Adviser agrees that it will not deal with itself, or with the Trustees of the Trust, or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Liability of the Adviser.  The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Trust or the Funds or any shareholder of the Funds for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

Liability of the Adviser.  The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section [__], the term “the Adviser” shall include any affiliates of the Adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates.

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Term.  This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for [an initial term ending         ]5A / [two years from its effective date]5B, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act, as amended) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of each Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act.

Term.  This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto and shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of that Fund.

Termination.  This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or with respect to a Fund, by the shareholders of such Fund acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business.

Termination.  This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated with respect to any Fund by the Adviser at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of the Adviser and the Trust.

For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

Use of Name.  If this Agreement is terminated and the Adviser no longer serves as investment adviser to the Funds, the Adviser reserves the right to withdraw from the Trust the use of the name [“Transamerica”] with respect to the Funds or any name misleadingly implying a continuing relationship between the Funds and the Adviser or any of its affiliates.

Use of Name.  If this Agreement is terminated with respect to the Fund and the Adviser no longer serves as investment adviser to the Fund, the Adviser reserves the right to withdraw from the Trust the use of the name “Transamerica” or any derivative thereof with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Adviser or any of its affiliates.

Assignment. This Agreement shall terminate automatically in the event of its assignment (as the term is defined in Section 2(a)(4) of the 1940 Act).	Assignment. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Trust without the consent of the Adviser.

Amendments.  This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of each affected Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Trustees of the Trust

Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material

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who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, [unless otherwise permitted by the 1940 Act][3].

amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and the Adviser.

Limitation of Liability.  A copy of the Trust’s [Declaration]/[Certificate] of Trust is on file with [    ], and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the Trust.

Limitation of Liability.  A copy of the Trust’s Certificate of Trust is on file with the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. The Adviser agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

1 Bracketed text applies only to Transamerica Growth Opportunities.

2A Bracketed text applies to all Funds except Transamerica Growth Opportunities.

2B Bracketed text applies only to Transamerica Growth Opportunities.

3 Bracketed text applies to all Funds except Transamerica Growth Opportunities, Transamerica Flexible Income and Transamerica Multi-Managed Balanced.

4 Separate contractual arrangements have been made with the Adviser with respect to certain Funds, through March 1, 2013, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total operating expenses exceed a specific expense cap, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Under the terms of these expense limitation agreements, the Adviser is entitled to reimbursement by a Fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Fund operating expenses are less than the cap.

5A Bracketed text applies to Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Money Market, Transamerica Multi-Manager International Portfolio, Transamerica Total Return, Transamerica International Equity Opportunities, Transamerica Capital Growth, Transamerica Small/Mid Cap Value and Transamerica Growth Opportunities. The Current Advisory Agreement for Transamerica Flexible Income and Transamerica Multi-Managed Balanced provided for an initial term of 23 months.

5B Bracketed text applies to all Funds that are not listed in note 4A.

Chart 2

Transamerica Funds

Transamerica Arbitrage Strategy	Transamerica International Value Opportunities
Transamerica Core Bond	Transamerica Large Cap Growth
Transamerica Diversified Equity	Transamerica Large Cap Value
Transamerica Emerging Markets	Transamerica Managed Futures Strategy
Transamerica Emerging Markets Debt	Transamerica Select Equity
Transamerica Emerging Markets Equity	Transamerica Small Cap Value
Transamerica International Equity	Transamerica Tactical Income

Current Advisory Agreement	New Advisory Agreement

Appointment.  The Trust hereby appoints the Adviser as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

Appointment.  The Trust hereby appoints the Adviser as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

Investment Advisory Services.  In its capacity as investment adviser to each Fund, the Adviser shall have the following responsibilities:

Subject to the supervision of the Trust’s Board, the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information.

The Adviser shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund.

Investment Advisory Services.  In its capacity as investment adviser to each Fund, the Adviser shall have the following duties:

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information.

The Adviser shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund.

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Investment in Other Investment Companies.  Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Investment in Other Investment Companies.  Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Authority to Execute Documents. Not specifically addressed in this Agreement.

Authority to Execute Documents.  The Adviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Adviser believes are appropriate or desirable in performing its duties under this Agreement.

Additional Duties.  The Adviser shall furnish or make available to each Fund the services of executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, the services of the Fund’s custodian and transfer agent, and other functions of the Fund.

The Adviser shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to each Fund’s portfolio securities.

The Adviser shall also assist in the preparation of reports to shareholders of each Fund as requested by the Trust.

In accordance with the foregoing, the Adviser shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

Additional Duties.  The Adviser shall oversee the services of the Fund’s administrator, custodian and transfer agent and supervise the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions. The Adviser shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

The Adviser shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities.

Brokerage Commissions.  The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or

Brokerage Commissions.  The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or

Current Advisory Agreement	New Advisory Agreement
the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

Sub-advisers.  Subject to the Board’s approval, the Adviser or any Fund may enter into contracts with one or more investment sub-advisers, including without limitation, affiliates of the Adviser, in which the Adviser delegates to such investment sub-advisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall oversee each such investment sub-adviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

Sub-advisers.  Subject to the Board’s approval, the Adviser or any Fund may enter into contracts with one or more investment sub-advisers, including without limitation, affiliates of the Adviser, in which the Adviser delegates to such investment sub-advisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall oversee each such investment sub-adviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

Activities of the Adviser.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Activities of the Adviser.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser, whether or not a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities.  If the purchase or sale of securities for a Fund and one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

Allocation of Investment Opportunities.  If the purchase or sale of securities for a Fund and one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

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Expenses Paid by Fund.  During the term of this Agreement, the Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

Each Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

Expenses Paid by Fund.  During the term of this Agreement, the Funds will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

Each Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees and, unless otherwise determined by the Board, its allocable share of the compensation, fees and reimbursements paid to those interested Trustees who are not directors, officers or employees of the Adviser, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or consultants, independent contractors or other persons who receive remuneration or other benefits from any of the foregoing; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xv) expenses of preparing and typesetting prospectuses and statements of additional information and any supplements thereto; (xvi) expenses of printing and

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distributing prospectuses and statements of additional information and any supplements thereto sent to existing shareholders; (xvii) expenses of preparing, typesetting, printing and distributing, as applicable, reports, statements, notices and dividends to the Fund’s shareholders; (xviii) fees and expenses in connection with membership in investment company organizations; (xix) distribution-related fees and expenses; (xx) shareholder servicing fees; (xxi) governmental fees; (xxii) costs, including interest expenses and loan commitment fees, of borrowing money; (xxiii) website costs; (xxiv) its allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund as determined by the Board; (xxv) travel expenses of officers, members of the Board and any employees of the Fund in connection with Board meetings or other Fund-related business; (xxvi) audit fees; and (xxvii) litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others.

Expenses Paid by Adviser. The Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

Expenses Paid by Adviser. The Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Adviser shall pay the Trust’s office rent and will provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers, with the exception of the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer as determined by the Board.

Other Obligations of the Parties. Each party’s obligation to provide information shall be as follows:

The Trust shall at all times keep the Adviser fully informed with regard to the securities owned by each Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish the Adviser with such other documents and information with regard to each Fund’s affairs as the Adviser may from time to time reasonably request.

The Adviser shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance, and generally as to the condition of its affairs. The Adviser shall furnish the Trust with such other documents and information with regard to each Fund’s affairs as the Trust may from time to time reasonably request.

Other Obligations of the Parties. Each party’s obligation to provide information shall be as follows:

The Trust shall at all times keep the Adviser fully informed with regard to the securities owned by the Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish the Adviser with such other documents and information with regard to the Fund’s affairs as the Adviser may from time to time reasonably request.

The Adviser shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance. The Adviser shall furnish the Trust with such other documents and information with regard to the Fund as the Trust may from time to time reasonably request.

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Compensation of the Adviser. As compensation for the services performed by the Adviser, each Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in a single registered investment company, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of [calendar][1] days in such period bears to the number of [calendar] [1] days in such month. The average daily net assets of the Fund shall in all cases be based only on [calendar] [1] days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Compensation of the Adviser. As compensation for the services performed by the Adviser, each Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or a Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund, with the exception of the Fund’s chief compliance officer, shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Adviser, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or a consultant, independent contractor or other person who receives remuneration or other benefits from any of the foregoing, except as the Board may decide.

Transactions with Affiliates. The Fund hereby authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and

Transactions with Affiliates. The Fund hereby authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and

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Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Adviser agrees that it will not deal with itself, or with the Trustees of the Trust, or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section [__], the term “the Adviser” shall include any affiliates of the Adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates.

Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section [__], the term “the Adviser” shall include any affiliates of the Adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates.

Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

Term. This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto and shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of that Fund.

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Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated with respect to any Fund by the Adviser at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of the Adviser and the Trust.

For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated with respect to the Fund by the Adviser at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of the Adviser and the Trust.

For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

Use of Name. If this Agreement is terminated with respect to any Fund and the Adviser no longer serves as investment adviser to the Fund, the Adviser reserves the right to withdraw from the Trust the use of the name Transamerica with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Adviser or any of its affiliates.

Use of Name. If this Agreement is terminated with respect to any Fund and the Adviser no longer serves as investment adviser to the Fund, the Adviser reserves the right to withdraw from the Trust the use of the name “Transamerica” or any derivative thereof with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Adviser or any of its affiliates.

Assignment. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Trust without the consent of the Adviser.	Assignment. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Trust without the consent of the Adviser.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and the Adviser.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and the Adviser.

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Limitation of Liability. A copy of the Trust’s Declaration of Trust is on file with the [            ], and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. The Adviser agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

Limitation of Liability. A copy of the Trust’s Certificate of Trust is on file with the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. The Adviser agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

1 The Current Advisory Agreements relating to Transamerica Emerging Markets and Transamerica International Value Opportunities and

Transamerica Core Bond refer to “business days” rather than “calendar days.”

Chart 3

Transamerica Funds

Transamerica High Yield Bond

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Appointment. Not specifically addressed in this Agreement.

Appointment. The Trust hereby appoints the Adviser as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

Investment Advisory Services. In its capacity as investment adviser to the Fund, the Adviser shall have the following responsibilities:

(a) to furnish continuous advice and recommendations to the Trust as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

(b) to cause the officers of the Adviser to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the conditions of the investment portfolio of the Fund, the investment recommendations of the Adviser, and the investment considerations which have given rise to those recommendations; and

(c) to supervise the purchase and sale of securities of the Fund as directed by the appropriate officers of the Trust.

Investment Advisory Services. In its capacity as investment adviser to each Fund, the Adviser shall have the following duties:

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information.

The Adviser shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund.

Investment in Other Investment Companies. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

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Authority to Execute Documents. Not specifically addressed in this Agreement.

Authority to Execute Documents. The Adviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Adviser believes are appropriate or desirable in performing its duties under this Agreement.

Additional Duties. The Adviser shall furnish and perform all administrative services, including recordkeeping, shareholder relations, regulatory reporting and compliance, supervising and coordinating the services of the Fund’s custodian and transfer agent and such other functions of the Fund, and of the Trust with respect to the Fund, (other than the investment advisory services provided for in Section [__]), as the parties may agree.

The Adviser shall also assist in the preparation of reports to shareholders of the Fund and prepare sales literature promoting sale of the shares of the Fund as requested by the Trust.

Additional Duties. The Adviser shall oversee the services of the Fund’s administrator, custodian and transfer agent and supervise the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions. The Adviser shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

The Adviser shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities.

Brokerage Commissions. For the purpose of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. The Adviser is authorized and directed to place the Fund’s securities transactions, or to delegate to each sub-adviser the authority and direction to place the Fund’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that the Adviser or each sub-adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser or each sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or each sub-adviser. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all securities transactions of each

Brokerage Commissions. The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates

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Fund, and the Trustees may establish policies or guidelines to be followed by the Adviser and each sub-adviser in placing portfolio transactions for each Fund pursuant to the foregoing provisions. The Adviser shall report on the placement of portfolio transactions each quarter to the Trustees of the Trust.

have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

Sub-advisers. It is understood and agreed that the Adviser may, and intends to, enter into a sub-advisory agreement with a duly registered investment adviser under which the sub-adviser would furnish investment information and advice to assist the Adviser in carrying out its responsibilities under this Section [    ]. The compensation to be paid to the sub-adviser for such services and the other terms and conditions under which the services shall be rendered by the sub-adviser shall be set forth in the sub-advisory agreement; provided, however, that such Agreement shall be approved by the Board of Trustees and by the holders of the outstanding voting securities of the Fund in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by, the 1940 Act.

Sub-advisers. Subject to the Board’s approval, the Adviser or any Fund may enter into contracts with one or more investment sub-advisers, including without limitation, affiliates of the Adviser, in which the Adviser delegates to such investment sub-advisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall oversee each such investment sub-adviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

Activities of the Adviser. Not specifically addressed in this Agreement.

Activities of the Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser, whether or not a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. Not specifically addressed in this Agreement.

Allocation of Investment Opportunities. If the purchase or sale of securities for a Fund and one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

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Expenses Paid by Fund. Subject to the provisions of Section [    ], and except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon the Adviser the obligation to incur, pay, or reimburse the Fund for any expenses not specifically assumed by the Adviser under Sections [    ], [    ] and [    ]. The Fund shall pay all of its other expenses (or pay such expenses of the Trust attributable to the Fund) including, but not limited to: custodian and transfer agent fees; advisory fees; brokerage commissions and all other expenses in connection with the execution of portfolio transactions; administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses; interest and taxes; expenses of preparing tax returns; expenses of shareholders’ meetings and of preparing, printing and mailing proxy statements (unless otherwise agreed to by the Trust and the Adviser); expenses of preparing and typesetting periodic reports to its shareholders (except for those reports the Fund permits to be used as sales literature); its allocable share of the fees and expenses of the Trust’s non-interested Trustees; and the costs, including filing fees, of registering and renewing or maintaining registration of the Fund’s shares under federal and state law. Nothing in this Section [__] shall prohibit the Trust from entering into other agreements or adopting plans which provide for the allocation of expenses of the Trust or the Fund to other entities, or the assumption of other expenses by the Trust or the Fund.

Expenses Paid by Fund. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by the Adviser incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

Each Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees and, unless otherwise determined by the Board, its allocable share of the compensation, fees and reimbursements paid to those interested Trustees who are not directors, officers or employees of the Adviser, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or consultants, independent contractors or other persons who receive remuneration or other benefits from any of the foregoing; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xv) expenses of preparing and typesetting prospectuses and statements of additional information and any supplements thereto; (xvi) expenses of printing and distributing prospectuses and statements of additional information and any supplements thereto sent to existing shareholders; (xvii) expenses of preparing, typesetting, printing and distributing, as applicable, reports, statements, notices and dividends to the Fund’s shareholders; (xviii) fees and expenses in connection with membership in investment company organizations; (xix) distribution-related fees and

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expenses; (xx) shareholder servicing fees; (xxi) governmental fees; (xxii) costs, including interest expenses and loan commitment fees, of borrowing money; (xxiii) website costs; (xxiv) its allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund as determined by the Board; (xxv) travel expenses of officers, members of the Board and any employees of the Fund in connection with Board meetings or other Fund-related business; (xxvi) audit fees; and (xxvii) litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others.

Expenses Paid by Adviser. In addition to the expenses which the Adviser may incur in the performance of its services pursuant to Sections [__] and [__], the Adviser shall incur and pay the following expenses allocable to the Fund’s operations:

(a) Reasonable compensation, fees and related expenses of officers of the Trust and of those Trustees of the Trust who are interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Adviser; and

(b) Rental of offices for the Fund.

Expenses Paid by Adviser. The Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Adviser shall pay the Trust’s office rent and will provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers, with the exception of the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer as determined by the Board.

Limitation on Expenses of the Fund. Whenever, for any fiscal year, the total cost to the Fund for normal operating expenses chargeable to its income account, including, but not limited to, the fees of the Fund’s investment adviser, the compensation of its custodian, transfer agent, registrar, auditors and legal counsel, printing expenses, expenses incurred in complying with all laws applicable to the sale of shares of the Fund and any compensation, fees, or reimbursements which the Fund pays to Trustees of the Trust who are not interested persons (as that phrase is defined in Section 2(a)(29) of the 1940 Act of the Adviser, but excluding all interest and all federal, state and local taxes (such as stamp, excise, income, franchise and similar taxes), exceeds any expense limitation imposed by applicable state law, the Adviser shall reimburse the Fund for the amount of said excess in the manner and to the extent required by state law.

Limitation on Expenses of the Fund. Not specifically addressed in this Agreement.

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Other Obligations of the Parties. The Trust shall have the following obligations under this Agreement:

(a) to keep the Adviser continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of its assets and liabilities from time to time;

(b) to furnish the Adviser with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its functions under this Agreement; and

(d) to compensate the Adviser for its services in accordance with the provisions of Section [   ] hereof.

Other Obligations of the Parties. Each party’s obligation to provide information shall be as follows:

The Trust shall at all times keep the Adviser fully informed with regard to the securities owned by the Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish the Adviser with such other documents and information with regard to the Fund’s affairs as the Adviser may from time to time reasonably request.

The Adviser shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance. The Adviser shall furnish the Trust with such other documents and information with regard to the Fund as the Trust may from time to time reasonably request.

Compensation of the Adviser. For its services under this Agreement, the Adviser is entitled to receive from the Fund a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/12 of [ ]% of that part of the average daily closing net asset value of the Fund for such month. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

Compensation of the Adviser. As compensation for the services performed by the Adviser, each Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Compensation of Trustees, Officers and Employees. Not specifically addressed in this Agreement.

Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund, with the exception of the Fund’s chief compliance officer, shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Adviser, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or a consultant, independent contractor or other person who receives remuneration or other benefits from any of the foregoing, except as the Board may decide.

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Treatment of Investment Advice. With respect to the Fund, the Trust shall treat the investment advice and recommendations of the Adviser as being advisory only and shall retain full control over its own investment policies. However, the Trustees of the Trust may delegate to the appropriate officers of the Trust, or to a committee of Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund in the interim between meetings of the Trustees, provided such action is consistent with the established investment policy of the Trustees and is reported to the Trustees at their next meeting.

Treatment of Investment Advice. Not specifically addressed in this Agreement.
Transactions with Affiliates. Not specifically addressed in this Agreement.

Transactions with Affiliates. The Fund hereby authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Adviser agrees that it will not deal with itself, or with the Trustees of the Trust, or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Trust or the Fund or any shareholder of the Fund for any error or judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section [__], the term “the Adviser” shall include any affiliates of the Adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates.

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Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for two years from the date hereof, and shall continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust of the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

Term. This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto and shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of that Fund.

Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business.

Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated with respect to any Fund by the Adviser at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of the Adviser and the Trust.

For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

Use of Name. The Trust acknowledges that [an affiliate of the Adviser] may grant or has granted the Fund the right to use the name [“Transamerica”]. If this Agreement is terminated and the Adviser no longer serves as investment adviser to the Fund, [the affiliate of the Adviser] reserves the right to withdraw from the Fund the use of the name [“Transamerica”] or any name misleadingly implying a continuing relationship between the Fund and the Adviser or any of its affiliates.

Use of Name. If this Agreement is terminated with respect to the Fund and the Adviser no longer serves as investment adviser to the Fund, the Adviser reserves the right to withdraw from the Trust the use of the name “Transamerica” or any derivative thereof with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Adviser or any of its affiliates.

Assignment. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.	Assignment. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Trust without the consent of the Adviser.

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Amendments. The terms of this Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Trustees of the Trust who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and the Adviser.

Limitation of Liability. A copy of the Trust’s Declaration of Trust is on file with [        ], and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the Fund.

Limitation of Liability. A copy of the Trust’s Certificate of Trust is on file with the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. The Adviser agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

Chart 4

Transamerica Series Trust

Transamerica AEGON Active Asset Allocation - Conservative VP	Transamerica JPMorgan Core Bond VP
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Transamerica JPMorgan Enhanced Index VP
Transamerica AEGON Active Asset Allocation - Moderate VP	Transamerica JPMorgan Mid Cap Value VP
Transamerica AEGON High Yield Bond VP	Transamerica JPMorgan Tactical Allocation VP
Transamerica AEGON Money Market VP	Transamerica Legg Mason Dynamic Allocation - Balanced VP
Transamerica AEGON U.S. Government Securities VP	Transamerica Legg Mason Dynamic Allocation - Growth VP
Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica Madison Balanced Allocation VP
Transamerica Asset Allocation – Conservative VP	Transamerica Madison Conservative Allocation VP
Transamerica Asset Allocation – Growth VP	Transamerica Madison Diversified Income VP
Transamerica Asset Allocation – Moderate VP	Transamerica Madison Large Cap Growth VP
Transamerica Asset Allocation - Moderate Growth VP	Transamerica Madison Moderate Growth Allocation VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Large Cap Value VP	Transamerica MFS International Equity VP
Transamerica BlackRock Tactical Allocation VP	Transamerica Morgan Stanley Active International Allocation VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica Morgan Stanley Capital Growth VP
Transamerica Efficient Markets VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Hanlon Balanced VP	Transamerica Multi-Managed Balanced VP
Transamerica Hanlon Growth VP	Transamerica Multi Managed Large Cap Core VP
Transamerica Hanlon Growth and Income VP	Transamerica PIMCO Real Return TIPS VP
Transamerica Hanlon Income VP	Transamerica PIMCO Total Return VP
Transamerica Index 35 VP	Transamerica ProFund UltraBear VP
Transamerica Index 50 VP	Transamerica Systematic Small/Mid Cap Value VP
Transamerica Index 75 VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Index 100 VP	Transamerica Third Avenue Value VP
Transamerica International Moderate Growth VP	Transamerica WMC Diversified Growth VP
Transamerica Janus Balanced VP	Transamerica WMC Diversified Growth II VP
Transamerica Jennison Growth VP

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Appointment. Not specifically addressed in this Agreement.

Appointment. The Trust hereby appoints the Adviser as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

Investment Advisory Services. In its capacity as investment adviser to the Trust, the Adviser shall have the following responsibilities:

(a) to furnish continuous advice and recommendations to the Trust as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

(b) to cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Board and appropriate officers of the Trust fully informed as to the conditions of each investment portfolio of

Investment Advisory Services. In its capacity as investment adviser to each Fund, the Adviser shall have the following duties:

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information.

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the Funds, the investment recommendations of the Adviser, and the investment considerations which have given rise to those recommendations;

(c) to supervise the purchase and sale of securities of the Funds as directed by the appropriate officers of the Trust; and

The Adviser shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund.

Recordkeeping Obligations. [The Adviser shall] maintain all books and records required to be maintained by the Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Trust. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees: (i) that all records that it maintains for the Trust are the property of the Trust, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Trust any records that it maintains for the Trust upon request by the Trust; provided, however, the Adviser may retain copies of such records.

Recordkeeping Obligations. Not specifically addressed in this Agreement.
Investment in Other Investment Companies. Not specifically addressed in this Agreement.

Investment in Other Investment Companies. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Authority to Execute Documents. Not specifically addressed in this Agreement.

Authority to Execute Documents. The Adviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements,

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account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Adviser believes are appropriate or desirable in performing its duties under this Agreement.

Additional Duties. Not specifically addressed in this Agreement.

Additional Duties. The Adviser shall oversee the services of the Fund’s administrator, custodian and transfer agent and supervise the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions. The Adviser shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

The Adviser shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities.

Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by each Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. The Adviser is authorized and directed to place each Fund’s securities transactions, or to delegate to the sub-adviser of that Fund the authority and direction to place the Fund’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable price and at reasonable commission rates (best price and execution); provided, however, that the Adviser or the sub-adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser or the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or the sub-adviser. The Adviser and the sub-adviser are also authorized to consider sales of individual and group life insurance policies and/or variable annuity contract issued by Western Reserve Life Assurance Co. of Ohio by a broker-dealer as a factor in selecting broker-dealers to execute the Fund’s securities transactions, provided that in placing portfolio business with such broker-dealers, the Adviser and the sub-adviser shall seek the best execution of each

Brokerage Commissions. The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

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transaction and all such brokerage placement shall be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all securities transactions of the Funds, and the Board may establish policies or guidelines to be followed by the Adviser and the sub-advisers in placing securities transactions for each Fund pursuant to the foregoing provisions. The Adviser shall report on the placement of portfolio transactions each quarter to the Board of the Fund.

Sub-advisers. It is understood and agreed that the Adviser may, and intends to, enter into sub-advisory Agreements with duly registered investment advisers for each Fund, under which each sub-adviser will, under the supervision of the Adviser, furnish investment information and advice with respect to one or more Funds to assist the Adviser in carrying out its responsibilities under this Section. The compensation to be paid to each sub-adviser for such services and the other terms and conditions under which the services shall be rendered by the sub-adviser shall be set forth in the sub-advisory agreement between the Adviser and sub-adviser; provided, however, that such Agreement shall be approved by the Board and by the holders of the outstanding voting securities of each Fund in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by the 1940 Act.

Sub-advisers. Subject to the Board’s approval, the Adviser or any Fund may enter into contracts with one or more investment sub-advisers, including without limitation, affiliates of the Adviser, in which the Adviser delegates to such investment sub-advisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall oversee each such investment sub-adviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

Activities of the Adviser. Not specifically addressed in this Agreement.

Activities of the Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser, whether or not a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

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Expenses Paid by Fund. Nothing in this Agreement shall be construed to impose upon the Adviser the obligation to incur, pay, or reimburse a Fund for any expenses. A Fund shall pay all of its expenses including, but not limited to:

(a) all costs and expenses, including legal and accounting fees, incurred in connection with the formation and organization of the Fund, including the preparation (and filing, when necessary) of the Fund’s contracts, plans and documents; conducting meetings of organizers, directors and shareholders, and all other matters relating to the formation and organization of a Fund and the preparation for offering its shares. The organization of a Fund for all of the foregoing purposes will be considered completed upon effectiveness of the post-effective amendment to the Trust’s registration statement to register the Fund under the Securities Act of 1933.

(b) all costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the preparation and filing of the post-effective amendment to the Trust’s registration statement to register the Fund under the Securities Act of 1933 and the 1940 Act (including all amendments thereto prior to the effectiveness of the registration statement under the Securities Act of 1933);

(c) investment advisory fees;

(d) any compensation, fees, or reimbursements which the Fund pays to its Board members who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser;

(e) compensation of the Trust’s custodian, administrator, registar and dividend disbursing agent;

(f) legal, accounting and printing expenses;

(g) other administrative, clerical, recordkeeping and bookkeeping expenses;

(h) pricing costs, including the daily calculation of net asset value;

(i) auditing;

(j) insurance premiums, including Fidelity Bond Coverage, Error & Ommissions Coverage and Directors and Officers Coverage, in accordance with the provisions of the 1940 Act and the rules thereunder;

(k) services for shareholders, including allocable telephone and personnel expenses;

(l) brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest:

Expenses Paid by Fund. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by the Adviser incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

Each Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees and, unless otherwise determined by the Board, its allocable share of the compensation, fees and reimbursements paid to those interested Trustees who are not directors, officers or employees of the Adviser, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or consultants, independent contractors or other persons who receive remuneration or other benefits from any of the foregoing; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xv) expenses of preparing and typesetting prospectuses and statements of additional information and any supplements thereto; (xvi) expenses of printing and distributing prospectuses and statements of additional information and any supplements thereto sent to existing shareholders; (xvii) expenses of preparing, typesetting, printing and distributing, as applicable, reports, statements,

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(m) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith;

(n) costs of certificates and the expenses of delivering such certificates to the purchasers of shares relating thereto;

(o) expenses of local representation [in _____ ];

(p) fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder;

(q) expenses of shareholders’ meetings and of preparing, printing and distributing notices, proxy statements and reports to shareholders;

(r) expenses of preparing and filing reports with federal and state regulatory authorities;

(s) all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933;

(t) all costs involved in preparing and printing prospectuses of the Trust;

(u) extraordinary expenses; and

(v) all other expenses properly payable by the Trust or a Fund.

notices and dividends to the Fund’s shareholders; (xviii) fees and expenses in connection with membership in investment company organizations; (xix) distribution-related fees and expenses; (xx) shareholder servicing fees; (xxi) governmental fees; (xxii) costs, including interest expenses and loan commitment fees, of borrowing money; (xxiii) website costs; (xxiv) its allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund as determined by the Board; (xxv) travel expenses of officers, members of the Board and any employees of the Fund in connection with Board meetings or other Fund-related business; (xxvi) audit fees; and (xxvii) litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others.
Expenses Paid by Adviser. The Adviser shall pay all expenses incurred in connection with the performance of its responsibilities under this Agreement.

Expenses Paid by Adviser. The Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Adviser shall pay the Trust’s office rent and will provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers, with the exception of the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer as determined by the Board.

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Expense Limitation. If the insurance or securities laws, regulations or policies of any state in which shares of the Funds are qualified for sale limit the operation and management expenses (collectively referred to as “Normal Operating Expenses” and as described below), the Adviser will pay on behalf of the Funds the amount by which such expenses exceed the lowest of such state limitations (the “Expense Limitation”). Normal Operating Expenses include, but are not limited to, the fees of the Fund’s investment adviser, the compensation of its custodian, registrar, auditors and legal counsel, printing expenses, expenses incurred in complying with all laws applicable to the sale of shares of the Fund and any compensation, fees, or reimbursement which the Fund pays to the Board members who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Adviser, but excluding all interest and all federal, state and local taxes (such as stamp, excise, income, franchise and similar taxes). If Normal Operating Expenses exceed in any year the Expense Limitation of the Fund, the Adviser shall pay for those excess expenses on behalf of the Fund in the year in which they are incurred. Expenses of the Fund shall be calculated and accrued monthly. If at the end of any month the accrued expenses of the Fund exceed a pro rata portion of the above-described Expense Limitation, based upon the average daily net asset value of the Fund from the beginning of the fiscal year through the end of the month for which calculation is made, the amount of such excess shall be paid by the Adviser on behalf of the Fund and such excess amounts shall continue to be paid until the end of a month when such accrued expenses are less than the pro rata portion of such Expense Limitation. Any necessary final adjusting payments, whether from the Adviser to the Fund or from the Fund to the Adviser, shall be made as soon as reasonably practicable after the end of the fiscal year.

Expense Limitation. Not specifically addressed in this Agreement.

Other Obligations of the Parties. The Trust shall have the following obligations under this Agreement:

(a) to keep the Adviser continuously and fully informed as to the composition of each Fund’s investment securities and the nature of all of its assets and liabilities from time to time;

(b) to furnish the Adviser with a certified copy of any financial statement or report prepared for each Fund by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

Other Obligations of the Parties. Each party’s obligation to provide information shall be as follows:

The Trust shall at all times keep the Adviser fully informed with regard to the securities owned by the Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish the Adviser with such other documents and information with regard to the Fund’s affairs as the Adviser may from time to time reasonably request.

The Adviser shall at all times keep the Trust fully informed with regard to the Fund’s investment performance and investment mandate compliance. The Adviser shall furnish

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(c) to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its functions under this Agreement; and

(d) to compensate the Adviser for its services in accordance with the provisions of Section [___] hereof.

the Trust with such other documents and information with regard to the Fund as the Trust may from time to time reasonably request.

Compensation of the Adviser. For its services under this Agreement, the Adviser is entitled to receive from each Fund a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth on Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section [__]. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

Compensation of the Adviser. As compensation for the services performed by the Adviser, each Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Compensation of Trustees, Officers and Employees. Not specifically addressed in this Agreement.

Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund, with the exception of the Fund’s chief compliance officer, shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Adviser, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or a consultant, independent contractor or other person who receives remuneration or other benefits from any of the foregoing, except as the Board may decide.

Treatment of Investment Advice. With respect to the Funds, the Trust shall treat the investment advice and recommendations of the Adviser as being advisory only, and shall retain full control over its own investment policies. However, the Board of the Trust may delegate to the appropriate officers of the Trust, or to a committee of Board members, the power to authorize purchases, sales or other actions affecting a Fund in the interim between meetings of the Board, provided such action is consistent with the established investment policy of the Board and is reported to the Board at their next meeting.

Treatment of Investment Advice. Not specifically addressed in this Agreement.

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Transactions with Affiliates. Not specifically addressed in this Agreement.

Transactions with Affiliates. The Fund hereby authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Adviser agrees that it will not deal with itself, or with the Trustees of the Trust, or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Liability of the Adviser. Not specifically addressed in this Agreement.

Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section [__], the term “the Adviser” shall include any affiliates of the Adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates.

Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, as provided for each Fund on Schedule A, and shall continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of a majority of the Board members who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the

Term. This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto and shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the

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1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of each Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of that Fund.

Termination. This Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of each Fund acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business.

Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated with respect to the Fund by the Adviser at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to the Fund upon the mutual written consent of the Adviser and the Trust.

For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

Use of Name. Not specifically addressed in this Agreement.

Use of Name. If this Agreement is terminated with respect to the Fund and the Adviser no longer serves as investment adviser to the Fund, the Adviser reserves the right to withdraw from the Trust the use of the name “Transamerica” or any derivative thereof with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Adviser or any of its affiliates.

Assignment. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.	Assignment. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Trust without the consent of the Adviser.

Amendments. This Agreement may be amended only with the approval of the affirmative vote of a majority of the outstanding voting securities of each Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Board members who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and the Adviser.

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Limitation of Liability. Not specifically addressed in this Agreement.

Limitation of Liability. A copy of the Trust’s Certificate of Trust is on file with the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. The Adviser agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

Appendix J

Fees Paid to TAM and Affiliates

The following table indicates amounts paid (after waivers and reimbursements, if any) by each Fund to TAM or an affiliate of TAM, distribution fees paid by the Funds pursuant to their 12b-1 plans and information regarding brokerage commissions paid to affiliates of TAM, in each case, during the last fiscal year of the Fund.

Fund	Management Fees ($)	Administrative Services Fees ($)	Distribution Fees Paid Pursuant to 12b-1 Plan ($)	Transfer Agency Fees ($)	Aggregate Brokerage Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
Transamerica Funds
Transamerica Arbitrage Strategy	$327,417	$7,511	N/A	$2,816	$0	0%
Transamerica Asset Allocation – Conservative Portfolio	$1,204,564	$150,570	$8,685,006	$1,191,169	N/A	N/A
Transamerica Asset Allocation – Growth Portfolio	$1,624,421	$203,052	$11,735,439	$2,574,609	N/A	N/A
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,237,849	$404,731	$23,977,561	$3,900,985	N/A	N/A
Transamerica Asset Allocation - Moderate Portfolio	$2,274,988	$284,373	$16,636,773	$2,261,694	N/A	N/A
Transamerica Bond	$3,579,624	$111,348	N/A	$41,756	$0	0%
Transamerica Capital Growth	$1,383,440	$36,452	$466,674	$452,105	$0	0%
Transamerica Commodity Strategy	$1,088,737	$35,696	N/A	$13,386	$0	0%
Transamerica Core Bond	$5,795,829	$275,778	N/A	$103,417	$0	0%
Transamerica Developing Markets Debt	$2,807,617	$60,179	N/A	$22,567	$0	0%
Transamerica Developing Markets Equity	$6,655,211	$119,657	N/A	$44,871	$0	0%
Transamerica Diversified Equity	$4,573,928	$163,274	$507,844	$2,011,148	$0	0%
Transamerica Emerging Markets	$4,723,372	$83,152	N/A	$31,182	$0	0%
Transamerica Emerging Markets Debt	$57,769	$3,124	$1,660	$1,603	$0	0%
Transamerica Emerging Markets Equity	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Flexible Income	$1,182,576	$49,853	$672,665	$171,026	$0	0%
Transamerica Global Allocation	$3,571,626	$96,990	N/A	$36,371	$0	0%
Transamerica Global Macro	$1,836,534	$27,240	N/A	$10,215	$0	0%
Transamerica Global Real Estate Securities	$2,003,604	$50,247	N/A	$18,843	$0	0%
Transamerica Growth	$5,886,999	$20,506	N/A	$58,387	$0	0%
Transamerica Growth Opportunities	$2,888,313	$73,688	$615,655	$701,027	$1,447	0.45%
Transamerica High Yield Bond	$4,211,156	$146,894	$1,244,685	$479,699	$0	0%
Transamerica International	$5,313,085	$110,802	N/A	$41,551	$0	0%
Transamerica International Bond	$1,926,077	$73,388	N/A	$27,521	$0	0%
Transamerica International Equity	$849,492	$103,322	$1,326	$38,746	$0	0%
Transamerica International Equity Opportunities	$4,571,322	$65,964	N/A	$97,661	$0	0%
Transamerica International Small Cap	$5,533,406	$106,468	N/A	$39,926	$0	0%
Transamerica International Value	$2,170,845	$50,257	N/A	$18,846	$0	0%
Transamerica International Value Opportunities	$7,017,176	$142,467	N/A	$53,425	$0	0%
Transamerica Large Cap Growth	N/A	N/A	$0	N/A	N/A	N/A

Fund	Management Fees ($)	Administrative Services Fees ($)	Distribution Fees Paid Pursuant to 12b-1 Plan ($)	Transfer Agency Fees ($)	Aggregate Brokerage Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
Transamerica Funds
Transamerica Large Company	$5,005,005	$127,549	$0	47,831	$0	0%
Transamerica Long/Short Strategy	$1,506,113	$22,874	N/A	$8,578	$0	0%
Transamerica Managed Futures Strategy	$2,781,873	$50,579	N/A	$18,967	$0	0%
Transamerica Mid Cap Value	$1,433,020	$34,575	N/A	$12,966	$0	0%
Transamerica Money Market	$0	$41,834	$0	$512,874	$0	0%
Transamerica Multi-Managed Balanced	$2,386,089	$75,881	$909,793	$782,375	$0	0%
Transamerica Multi-Manager Alternative Strategies Portfolio	$717,096	$44,818	$1,830,121	$492,113	$0	0%
Transamerica Multi-Manager International Portfolio	$320,577	$40,761	$2,051,666	$529,207	$0	0%
Transamerica Large Cap Value	$8,089,903	$232,993	$15,166	$92,061	$0	0%
Transamerica Real Return TIPS	$5,532,708	$167,833	N/A	$62,937	$0	0%
Transamerica Select Equity	$768,282	$155,700	N/A	$7,690	$0	0%
Transamerica Short-Term Bond	$13,384,629	$572,650	$10,514,901	$1,298,677	$0	0%
Transamerica Small Cap Value	N/A	N/A	$0	N/A	N/A	N/A
Transamerica Small Company Growth	$1,914,614	$40,308	N/A	$15,115	$18	0.01%
Transamerica Small/Mid Cap Value	$5,205,404	$132,144	$3,557,298	$1,188,089	$0	0%
Transamerica Tactical Income	$0	$0	$0	$0	$0	0%
Transamerica Total Return	$4,046,086	$122,572	N/A	$45,965	$0	0%
Transamerica Value	$3,121,610	$78,040	N/A	$29,265	$4,249	4.42%

Fund	Management Fees ($)	Administrative Services Fees ($)	Distribution Fees Paid Pursuant to 12b-1 Plan ($)	Transfer Agency Fees ($)	Aggregate Brokerage Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commission Paid to Affiliated Brokers (%)
Transamerica Series Trust
Transamerica AEGON Active Asset Allocation - Conservative VP	$88,789	$3,644	$42,253	$217	$0	0%
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	$33,629	$2,503	$26,034	$127	$0	0%
Transamerica AEGON Active Asset Allocation - Moderate VP	$23,147	$1,457	$17,528	$64	$0	0%
Transamerica AEGON High Yield Bond VP	$1,375,622	$42,988	$144,934	$1,586	$0	0%
Transamerica AEGON Money Market VP	$857,006	$131,728	$0	$5,030	$0	0%
Transamerica AEGON U.S. Government Securities VP	$3,734,501	$135,800	$1,067,495	$5,187	$0	0%
Transamerica AllianceBernstein Dynamic Allocation VP	$1,332,476	$35,539	$324,739	$1,422	N/A	N/A
Transamerica Asset Allocation – Conservative VP	$1,616,051	$202,006	$2,685,625	$12,161	N/A	N/A
Transamerica Asset Allocation – Growth VP	$1,037,801	$129,725	$596,199	$7,663	N/A	N/A

Fund	Management Fees ($)	Administrative Services Fees ($)	Distribution Fees Paid Pursuant to 12b-1 Plan ($)	Transfer Agency Fees ($)	Aggregate Brokerage Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commission Paid to Affiliated Brokers (%)
Transamerica Series Trust
Transamerica Asset Allocation – Moderate VP	$3,485,201	$435,650	$6,144,574	$26,286	N/A	N/A
Transamerica Asset Allocation - Moderate Growth VP	$5,030,974	$628,872	$9,147,690	$37,371	N/A	N/A
Transamerica BlackRock Global Allocation VP	$0	$180,242	$2,251,370	$6,990	$0	0%
Transamerica BlackRock Large Cap Value VP	$10,206,206	$275,576	$211,708	$10,022	$0	0%
Transamerica BlackRock Tactical Allocation VP	$298,898	$59,780	$746,474	$2,342	N/A	N/A
Transamerica Clarion Global Real Estate Securities VP	$3,673,993	$93,799	$105,222	$3,441	$0	0%
Transamerica Efficient Markets VP	$406,215	$19,811	$244,406	$768	$0	0%
Transamerica Hanlon Balanced VP	$688,958	$15,310	$165,626	$577	N/A	N/A
Transamerica Hanlon Growth VP	$460,416	$10,316	$93,463	$385	$0	0%
Transamerica Hanlon Growth and Income VP	$455,316	$10,167	$102,591	$384	$0	0%
Transamerica Hanlon Income VP	$2,348,983	$52,200	$580,149	$1,933	$0	0%
Transamerica Index 35 VP	$439,977	$29,150	$363,676	$1,163	$0	0%
Transamerica Index 50 VP	$1,584,395	$108,885	$1,357,059	$4,302	$0	0%
Transamerica Index 75 VP	$2,334,262	$162,447	$2,023,439	$6,165	$0	0%
Transamerica Index 100 VP	$107,065	$7,700	$95,511	$301	$0	0%
Transamerica International Moderate Growth VP	$508,434	$63,554	$1,219,470	$3,796	N/A	N/A
Transamerica Janus Balanced VP	$484,139	$11,572	$118,539	$447	$0	0%
Transamerica Jennison Growth VP	$9,472,864	$270,986	$92,238	$10,056	$0	0%
Transamerica JPMorgan Core Bond VP	$997,376	$44,328	$60,903	$1,707	$0	0%
Transamerica JPMorgan Enhanced Index VP	$756,232	$20,935	$20,224	$767	$0	0%
Transamerica JPMorgan Mid Cap Value VP	$1,899,316	$46,233	$57,045	$1,715	$0	0%
Transamerica JPMorgan Tactical Allocation VP	$1,496,278	$41,532	$71,921	$1,541	$0	0%
Transamerica Legg Mason Dynamic Allocation - Balanced VP	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Legg Mason Dynamic Allocation - Growth VP	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Madison Balanced Allocation VP	$0	$534	$6,679	$23	$0	0%
Transamerica Madison Conservative Allocation VP	$0	$508	$6,347	$23	$0	0%
Transamerica Madison Diversified Income VP	$5,458	$658	$8,228	$29	$0	0%
Transamerica Madison Large Cap Growth VP	$0	$122	$1,526	$5	$0	0%
Transamerica Madison Moderate Growth Allocation VP	$0	$50	$628	$2	$0	0%
Transamerica MFS International Equity VP	$1,824,220	$40,538	$54,489	$1,504	$0	0%
Transamerica Morgan Stanley Active International Allocation VP	$1,606,011	$37,788	$39,238	$1,445	$0	0%

Fund	Management Fees ($)	Administrative Services Fees ($)	Distribution Fees Paid Pursuant to 12b-1 Plan ($)	Transfer Agency Fees ($)	Aggregate Brokerage Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commission Paid to Affiliated Brokers (%)
Transamerica Series Trust
Transamerica Morgan Stanley Capital Growth VP	$1,485,747	$37,543	$30,640	$1,400	$0	0%
Transamerica Morgan Stanley Mid-Cap Growth VP	$4,664,367	$116,609	$90,181	$4,344	$2,223	0.78%
Transamerica Multi-Managed Balanced VP	$3,265,693	$87,085	$359,218	$3,262	$0	0%
Transamerica Multi Managed Large Cap Core VP	$1,675,987	$44,693	$47,456	$1,663	$0	0%
Transamerica PIMCO Real Return TIPS VP	$170,778	$5,020	$45,478	$213	$0	0%
Transamerica PIMCO Total Return VP	$16,147,450	$523,665	$1,425,849	$20,055	$0	0%
Transamerica ProFund UltraBear VP	$540,105	$12,708	$158,855	$558	$0	0%
Transamerica Systematic Small/Mid Cap Value VP	$2,545,520	$64,348	$181,518	$2,393	$0	0%
Transamerica T. Rowe Price Small Cap VP	$1,633,063	$43,548	$118,493	$1,635	$0	0%
Transamerica Third Avenue Value VP	$1,409,541	$35,236	$40,338	$1,297	$175	0.29%
Transamerica WMC Diversified Growth VP	$13,840,379	$388,297	$287,400	$14,322	$0	0%
Transamerica WMC Diversified Growth II VP	$0	$2,812	N/A	$104	$0	0%

Appendix K

Other Funds Advised by TAM

The following table lists certain information regarding funds for which TAM provides investment advisory services, which may have an investment objective similar to that of one or more of the Funds. All of the information below is given as of the end of the last fiscal year for each such fund.

Fund	Net Assets ($)(000s)	Advisory Fee (as a Percentage of Average Daily Net Assets)	Advisory Fee (After Waivers, if Any) ($) (000s)
Transamerica Partners Balanced Portfolio	104,110,857	0.45%	373,841
Transamerica Partners Core Bond Portfolio	1,588,590,532	0.35%	5,492,340
Transamerica Partners High Quality Bond Portfolio	458,228,218	0.35%	1,656,013
Transamerica Partners High Yield Bond Portfolio	729,276,086	0.55%	4,003,025
Transamerica Partners Inflation-Protected Securities Portfolio	358,543,721	0.35%	1,216,020
Transamerica Partners International Equity Portfolio	680,170,485	0.75%	6,042,566
Transamerica Partners Large Core Portfolio	235,204,194	0.60%	1,484,695
Transamerica Partners Large Growth Portfolio	1,016,307,455	0.62%	6,862,358
Transamerica Partners Large Value Portfolio	877,765,899	0.45%	4,216,471
Transamerica Partners Mid Growth Portfolio	206,602,181	0.72%	1,710,985
Transamerica Partners Mid Value Portfolio	748,834,724	0.67%	5,672,014
Transamerica Partners Money Market Portfolio	995,628,957	0.25%	2,515,697
Transamerica Partners Small Core Portfolio	296,060,187	0.80%	2,584,806
Transamerica Partners Small Growth Portfolio	108,124,291	0.87%	1,033,484
Transamerica Partners Small Value Portfolio	103,958,028	0.82%	917,240
Transamerica Partners Balanced	37,806,443	0.45%	140,725
Transamerica Partners Core Bond	386,269,940	0.35%	1,403,203
Transamerica Partners High Quality Bond	74,048,570	0.35%	267,293
Transamerica Partners High Yield Bond	106,726,269	0.55%	622,203
Transamerica Partners Inflation-Protected Securities	112,546,252	0.35%	379,762
Transamerica Partners International Equity	171,170,431	0.75%	1,545,414
Transamerica Partners Large Core	72,507,083	0.60%	459,646

Fund	Net Assets ($)(000s)	Advisory Fee (as a Percentage of Average Daily Net Assets)	Advisory Fee (After Waivers, if Any) ($) (000s)
Transamerica Partners Large Growth	240,511,506	0.62%	1,618,973
Transamerica Partners Large Value	224,932,239	0.45%	1,092,601
Transamerica Partners Mid Growth	68,654,925	0.72%	567,703
Transamerica Partners Mid Value	147,575,013	0.67%	1,179,109
Transamerica Partners Money Market	368,103,679	0.25%	946,031
Transamerica Partners Small Core	89,649,997	0.80%	779,865
Transamerica Partners Small Growth	34,334,781	0.87%	321,386
Transamerica Partners Small Value	31,392,435	0.82%	269,631
Transamerica Partners Stock Index	334,502,121	0.00%	-
Transamerica Institutional Asset Allocation - Intermediate Horizon	157,543,894	0.10%	213,795
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	109,495,699	0.10%	146,217
Transamerica Institutional Asset Allocation - Long Horizon	48,881,514	0.10%	63,958
Transamerica Institutional Asset Allocation – Short Horizon	31,997,008	0.10%	41,899
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	28,963,580	0.10%	36,777
Transamerica Partners Institutional Balanced	5,360,212	0.45%	18,337
Transamerica Partners Institutional Core Bond	481,012,191	0.35%	1,680,254
Transamerica Partners Institutional High Quality Bond	88,458,470	0.35%	348,136
Transamerica Partners Institutional High Yield Bond	256,281,143	0.55%	1,408,560
Transamerica Partners Institutional Inflation-Protected Securities	108,720,760	0.35%	416,526
Transamerica Partners Institutional International Equity	137,269,130	0.75%	1,304,435
Transamerica Partners Institutional Large Core	5,328,132	0.60%	46,181
Transamerica Partners Institutional Large Growth	227,529,806	0.62%	1,597,673
Transamerica Partners Institutional Large Value	115,207,397	0.45%	605,137

Fund	Net Assets ($)(000s)	Advisory Fee (as a Percentage of Average Daily Net Assets)	Advisory Fee (After Waivers, if Any) ($) (000s)
Transamerica Partners Institutional Mid Growth	42,808,384	0.72%	367,844
Transamerica Partners Institutional Mid Value	290,325,400	0.67%	2,154,214
Transamerica Partners Institutional Money Market	385,219,135	0.25%	1,091,722
Transamerica Partners Institutional Small Core	30,083,427	0.80%	261,098
Transamerica Partners Institutional Small Growth	19,353,055	0.87%	204,447
Transamerica Partners Institutional Small Value	15,013,576	0.82%	159,888
Transamerica Partners Institutional Stock Index	852,748,721	0.00%	-
Transamerica Asset Allocation - Intermediate Horizon	228,603,012	0.10%	241,532
Transamerica Asset Allocation - Intermediate/Long Horizon	167,801,712	0.10%	189,858
Transamerica Asset Allocation - Long Horizon	123,875,809	0.10%	135,929
Transamerica Asset Allocation - Short Horizon	62,370,993	0.10%	62,902
Transamerica Asset Allocation - Short/Intermediate Horizon	49,982,614	0.10%	53,457
Transamerica Asset Allocation - Intermediate Horizon Subaccount	21,599,062	0.20%	46,888
Transamerica Asset Allocation - Intermediate/Long Horizon Subaccount	28,002,706	0.20%	60,082
Transamerica Asset Allocation - Short Horizon Subaccount	8,884,208	0.20%	18,576
[Transamerica Income Shares, Inc. ]	136,765,634	0.50%	525,599

Appendix L

Fundamental Policies

Fund	Fundamental Investment Policy	Old Fundamental Investment Policy	New Fundamental Investment Policy

All Funds	Underwriting

The fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act, each fund may act as an underwriter of securities in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

All Funds	Real Estate

The fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

The fund may not purchase or sell real estate except as permitted by the 1940 Act.

All Funds (except Transamerica Commodity Strategy, Transamerica Global Real Estate Securities and Transamerica Clarion Global Real Estate Securities VP)	Concentration

The fund may not “concentrate” its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities

In addition, with respect to Transamerica Managed Futures Strategy, this limitation will not apply to (i) securities of other investment companies; or (ii) repurchase agreements collaterialized by securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Transamerica Arbitrage Strategy generally will not exceed 25% exposure to any industry as defined by the Global Industry Classification Standard (“GICS”). Industry exposure is calculated by summing the net long and/or short exposure of securities of companies by GICS industry within the fund.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.
Transamerica Commodity Strategy	Concentration

The fund may not “concentrate” its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities. Transamerica Commodity Strategy concentrates in the natural resources related industries.

This restriction shall not apply to Transamerica Commodity Strategy’s counterparties in foreign currency transactions.

Except as permitted by exemptive relief or permission from the SEC, SEC staff or other authority, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry; except that the fund will concentrate in commodity-related industries.

Transamerica Global Real Estate Securities	Concentration	The fund may not “concentrate” its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities. Transamerica Global Real Estate Securities may concentrate in securities of issuers in the real estate industry.	Except as permitted by exemptive relief or permission from the SEC, SEC staff or other authority, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry; except that the fund will concentrate in securities of issuers in real estate industry.
Transamerica Clarion Global Real Estate Securities VP	Concentration	The fund may not “concentrate” its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities. Transamerica Clarion Global Real Estate Securities VP may concentrate in securities of issuers in the real estate industry.	Except as permitted by exemptive relief or permission from the SEC, SEC staff or other authority, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry; except that the fund will concentrate in securities of issuers in real estate industry.

All Funds (except Transamerica Commodity Strategy, Transamerica Developing Markets Debt, Transamerica Emerging Markets Debt, Transamerica Global Macro, Transamerica Global Real Estate Securities, Transamerica International Bond, Transamerica Managed Futures Strategy, Transamerica Real Return TIPS, Transamerica Value, Transamerica Clarion Global Real Estate Securities VP, Transamerica PIMCO Real Return TIPS VP, Transamerica ProFund UltraBear VP and Transamerica Third Avenue Value VP	Diversification	Each fund shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.	The fund’s current fundamental policy describing the diversification classification of the Fund will be eliminated.

Appendix M

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

[To be provided in definitive proxy statement]

	Audit Fees		Audit-Related Fees
Fund	FYE 10/31/11 ($)	FYE 10/31/10 ($)	FYE 10/31/11 ($)	FYE 10/31/10 ($)

Transamerica Funds
Transamerica Arbitrage Strategy
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Asset Allocation - Moderate Portfolio
Transamerica Bond
Transamerica Capital Growth
Transamerica Commodity Strategy
Transamerica Core Bond
Transamerica Developing Markets Debt
Transamerica Developing Markets Equity
Transamerica Diversified Equity
Transamerica Emerging Markets
Transamerica Emerging Markets Debt
Transamerica Emerging Markets Equity
Transamerica Flexible Income
Transamerica Global Allocation
Transamerica Global Macro
Transamerica Global Real Estate Securities
Transamerica Growth
Transamerica Growth Opportunities
Transamerica High Yield Bond
Transamerica International
Transamerica International Bond
Transamerica International Equity
Transamerica International Equity Opportunities
Transamerica International Small Cap
Transamerica International Value
Transamerica International Value Opportunities
Transamerica Large Cap Growth
Transamerica Large Company
Transamerica Large Cap Value
Transamerica Long/Short Strategy
Transamerica Managed Futures Strategy
Transamerica Mid Cap Value
Transamerica Money Market
Transamerica Multi-Managed Balanced
Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Multi-Manager International Portfolio

	Audit Fees		Audit-Related Fees
Fund	FYE 10/31/11 ($)	FYE 10/31/10 ($)	FYE 10/31/11 ($)	FYE 10/31/10 ($)

Transamerica Funds
Transamerica Real Return TIPS
Transamerica Select Equity
Transamerica Short-Term Bond
Transamerica Small Cap Value
Transamerica Small Company Growth
Transamerica Small/Mid Cap Value
Transamerica Tactical Income
Transamerica Total Return
Transamerica Value

	Audit Fees		Audit-Related Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)

Transamerica Series Trust
Transamerica AEGON Active Asset Allocation – Conservative VP
Transamerica AEGON Active Asset Allocation – Moderate Growth VP
Transamerica AEGON Active Asset Allocation – Moderate VP
Transamerica AEGON High Yield Bond VP
Transamerica AEGON Money Market VP
Transamerica AEGON U.S. Government Securities VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Asset Allocation - Moderate Growth VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Large Cap Value VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Efficient Markets VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Income VP
Transamerica Index 35 VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Index 100 VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP

	Audit Fees		Audit-Related Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)

Transamerica Series Trust

Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation - Balanced VP
Transamerica Legg Mason Dynamic Allocation - Growth VP
Transamerica Madison Balanced Allocation VP
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Madison Large Cap Growth VP
Transamerica Madison Moderate Growth Allocation VP

Transamerica MFS International Equity VP
Transamerica Morgan Stanley Active International Allocation VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica Multi Managed Large Cap Core VP
Transamerica PIMCO Real Return TIPS VP
Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP
Transamerica Systematic Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Third Avenue Value VP
Transamerica WMC Diversified Growth VP
Transamerica WMC Diversified Growth II VP

	Tax Fees		All Other Fees
Fund	FYE 10/31/11 ($)	FYE 10/31/10 ($)	FYE 10/31/11 ($)	FYE 10/31/10 ($)

Transamerica Funds
Transamerica Arbitrage Strategy
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Asset Allocation - Moderate Portfolio
Transamerica Bond
Transamerica Capital Growth
Transamerica Commodity Strategy
Transamerica Core Bond
Transamerica Developing Markets Debt
Transamerica Developing Markets Equity

	Tax Fees		All Other Fees
Fund	FYE 10/31/11 ($)	FYE 10/31/10 ($)	FYE 10/31/11 ($)	FYE 10/31/10 ($)

Transamerica Funds
Transamerica Diversified Equity
Transamerica Emerging Markets
Transamerica Emerging Markets Debt
Transamerica Emerging Markets Equity
Transamerica Flexible Income
Transamerica Global Allocation
Transamerica Global Macro
Transamerica Global Real Estate Securities
Transamerica Growth
Transamerica Growth Opportunities
Transamerica High Yield Bond
Transamerica International
Transamerica International Bond
Transamerica International Equity
Transamerica International Equity Opportunities
Transamerica International Small Cap
Transamerica International Value
Transamerica International Value Opportunities
Transamerica Large Cap Growth
Transamerica Large Cap Value
Transamerica Large Company
Transamerica Long/Short Strategy
Transamerica Managed Futures Strategy
Transamerica Mid Cap Value
Transamerica Money Market
Transamerica Multi-Managed Balanced
Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Multi-Manager International Portfolio
Transamerica Real Return TIPS
Transamerica Select Equity
Transamerica Short-Term Bond
Transamerica Small Cap Value
Transamerica Small Company Growth
Transamerica Small/Mid Cap Value
Transamerica Tactical Income
Transamerica Total Return
Transamerica Value

	Tax Fees		All Other Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)

Transamerica Series Trust
Transamerica AEGON Active Asset Allocation - Conservative VP
Transamerica AEGON Active Asset Allocation - Moderate Growth VP

	Tax Fees		All Other Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)

Transamerica Series Trust
Transamerica AEGON Active Asset Allocation - Moderate VP
Transamerica AEGON High Yield Bond VP
Transamerica AEGON Money Market VP
Transamerica AEGON U.S. Government Securities VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Asset Allocation - Moderate Growth VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Large Cap Value VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Efficient Markets VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Income VP
Transamerica Index 35 VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Index 100 VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation - Balanced VP
Transamerica Legg Mason Dynamic Allocation - Growth VP
Transamerica Madison Balanced Allocation VP
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Madison Large Cap Growth VP
Transamerica Madison Moderate Growth Allocation VP

Transamerica MFS International Equity VP
Transamerica Morgan Stanley Active International Allocation VP
Transamerica Morgan Stanley Capital Growth VP

	Tax Fees		All Other Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)

Transamerica Series Trust
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica Multi Managed Large Cap Core VP
Transamerica PIMCO Real Return TIPS VP
Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP
Transamerica Systematic Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Third Avenue Value VP
Transamerica WMC Diversified Growth VP
Transamerica WMC Diversified Growth II VP

Appendix N

PwC Letter to SEC

[To be filed with definitive proxy statement]

N-1

Appendix O

5% Share Ownership

As of August 2, 2012 the following persons owned of record the amounts indicated of the shares of the class of each applicable Fund indicated.

Transamerica Funds

Name & Address	Portfolio Name	Class	Pct
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	I2	33.74%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	I2	26.92%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	I2	21.64%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	I2	15.43%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation - Conservative Portfolio	A	19.82%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	A	10.27%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	A	9.43%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	B	24.32%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Conservative Portfolio	B	14.85%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	B	6.08%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Conservative Portfolio	C	18.52%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	C	18.31%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	C	8.96%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Conservative Portfolio	C	8.10%

Name & Address	Portfolio Name	Class	Pct
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	C	5.83%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation - Conservative Portfolio	I	29.14%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	I	27.40%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	I	22.72%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Asset Allocation - Conservative Portfolio	I	8.03%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Conservative Portfolio	R	15.87%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	R	14.78%
John D Paci FBO JLB Corporation 401(k) Profit Sharing Plan & Trust 111 W Port Plz Ste 1150 Saint Louis MO 63146-3017	Transamerica Asset Allocation - Conservative Portfolio	R	12.27%
Counsel Trust DBA MATC FBO Womens National Republican 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	6.12%
Counsel Trust DBA MATC FBO Selectek Inc. 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	5.87%
MG Trust Company Cust. FBO South Carolina Medical Association 700 17th Street Suite 300 Denver CO 80202-3531	Transamerica Asset Allocation - Conservative Portfolio	R	5.22%
Laura Spurr FBO Huron Potawatomi 401(K) Profit Sharing Plan & Trust 2221 1 1/2 Mile Rd Fulton MI 49052-9602	Transamerica Asset Allocation - Conservative Portfolio	R	5.03%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation - Growth Portfolio	A	20.96%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	A	7.45%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	A	7.05%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	B	15.31%

Name & Address	Portfolio Name	Class	Pct
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	B	7.16%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Growth Portfolio	B	6.89%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Growth Portfolio	C	16.94%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	C	15.44%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Growth Portfolio	C	12.23%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	C	6.92%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	C	5.11%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	I	36.16%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation - Growth Portfolio	I	27.86%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	I	15.32%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Growth Portfolio	I	5.47%
Mid Atlantic Capital Corp Inc Allan P Donnelly Ttee FBO Renewable Energy Concepts 401K Plan 775 Fiero Ln Ste 200 Sn Luis Obisp CA 93401-7904	Transamerica Asset Allocation - Growth Portfolio	R	12.10%
MG Trust Company Cust. FBO South Carolina Medical Association 700 17th Street Suite 300 Denver CO 80202-3531	Transamerica Asset Allocation - Growth Portfolio	R	10.90%
Laura Spurr FBO Huron Potawatomi 401(K) Profit Sharing Plan & Trust 2221 1 1/2 Mile Rd Fulton MI 49052-9602	Transamerica Asset Allocation - Growth Portfolio	R	7.29%
Lizabeth Shahinian FBO Shahinian Insurance Services I 401(K) Profit Sharing Plan & Trust 801 Parkcenter Dr Ste 101 Santa Ana CA 92705-3526	Transamerica Asset Allocation - Growth Portfolio	R	6.53%
John D Paci FBO JLB Corporation 401(k) Profit Sharing Plan & Trust 111 W Port Plz Ste 1150 Saint Louis MO 63146-3017	Transamerica Asset Allocation - Growth Portfolio	R	6.10%

Name & Address	Portfolio Name	Class	Pct
MG Trust Company Cust. FBO St. Thomas Community Health Ce 700 17th Street Suite 300 Denver CO 80202-3531	Transamerica Asset Allocation - Growth Portfolio	R	6.03%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Growth Portfolio	R	5.46%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation - Moderate Growth Portfolio	A	19.27%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	A	8.87%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	A	7.32%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	B	21.95%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	B	6.95%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Moderate Growth Portfolio	B	5.78%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	C	16.37%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Growth Portfolio	C	14.69%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Moderate Growth Portfolio	C	13.08%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	C	6.71%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	C	5.30%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	I	24.58%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	I	23.33%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation - Moderate Growth Portfolio	I	23.14%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Asset Allocation - Moderate Growth Portfolio	I	9.48%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Asset Allocation - Moderate Growth Portfolio	I	5.81%

Name & Address	Portfolio Name	Class	Pct
MG Trust Company Cust FBO Rural Gravure Service Inc 401K 700 17th St Ste 300 Denver CO 80202-3531	Transamerica Asset Allocation - Moderate Growth Portfolio	R	13.79%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Moderate Growth Portfolio	R	11.75%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Growth Portfolio	R	9.96%
MG Trust Company Cust FBO Batts And Associates LLC 700 17th St Ste 300 Denver CO 80202-3531	Transamerica Asset Allocation - Moderate Growth Portfolio	R	8.37%
Mercer Trust Company Ttee FBO Hollingsworth Management Services LLC 401(K) Plan Attn DC Plan Admin MS N 4 H 1 Investors Way Norwood MA 02062-1599	Transamerica Asset Allocation - Moderate Growth Portfolio	R	6.33%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation - Moderate Portfolio	A	18.90%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	A	10.72%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	A	8.55%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	B	21.59%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	B	6.53%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	B	6.30%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Moderate Portfolio	B	5.37%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	C	18.27%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	C	16.74%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Moderate Portfolio	C	9.54%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	C	8.57%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	C	6.13%

Name & Address	Portfolio Name	Class	Pct
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	I	28.35%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	I	27.98%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation - Moderate Portfolio	I	21.49%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Asset Allocation - Moderate Portfolio	I	5.69%
Mid Atlantic Trust Company FBO Western Metropolitan 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	18.88%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	R	15.31%
Gary Gorham FBO Gorham Schaffler Incorporated 401(K) Profit Sharing Plan & Trust 3095 Stonebrook Cir Memphis TN 38116-1823	Transamerica Asset Allocation - Moderate Portfolio	R	15.03%
MG Trust Company Cust. FBO South Carolina Medical Association 700 17th Street Suite 300 Denver CO 80202-3531	Transamerica Asset Allocation - Moderate Portfolio	R	8.08%
Don Firth FBO Jobsinlogistics Com Inc 401(K) Profit Sharing Plan & Trust 17501 Biscayne Blvd Ste 530 Aventura FL 33160-4806	Transamerica Asset Allocation - Moderate Portfolio	R	5.47%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	24.46%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	13.43%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	13.16%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	9.98%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	9.38%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	7.95%
Blackrock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	7.80%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Bond	I2	5.85%

Name & Address	Portfolio Name	Class	Pct
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	A	15.98%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Capital Growth	A	8.59%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	A	7.27%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	C	9.48%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Capital Growth	C	9.23%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Capital Growth	C	8.64%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	C	7.40%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	C	7.01%
NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	I	15.92%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Capital Growth	I	14.76%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica Capital Growth	I	8.54%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	I	8.14%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	26.39%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	18.03%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	15.92%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	12.58%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	8.26%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	8.10%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Growth	I2	7.47%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	35.13%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	22.72%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	20.07%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	13.73%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	I2	7.81%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	27.46%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	25.31%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	15.74%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	9.88%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	9.08%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	I2	8.94%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	30.19%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	29.48%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	13.64%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	8.95%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	I2	7.34%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	31.47%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	16.70%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	16.15%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	9.15%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	8.50%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	6.59%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	I2	5.85%
TCM Division Merrill Lynch Life Insurance Co Investor Choice Annuity - IRA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Diversified Equity	A	18.57%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Diversified Equity	A	5.01%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Diversified Equity	C	12.36%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Diversified Equity	C	8.44%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Diversified Equity	C	7.94%
NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Diversified Equity	I	44.48%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica Diversified Equity	I	18.74%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	38.70%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	25.66%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	25.09%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Diversified Equity	I2	7.69%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	I2	42.71%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	I2	23.88%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	I2	11.65%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	I2	9.41%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Emerging Markets Debt	A	42.86%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	A	19.94%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Emerging Markets Debt	C	23.45%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Emerging Markets Debt	C	14.29%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	C	8.16%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Emerging Markets Debt	I	36.17%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	I	19.57%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Emerging Markets Debt	I	10.21%
NFS LLC Farmizer Investment Pte Ltd PO Box 6116 Newark DE 19714-6116	Transamerica Emerging Markets Debt	I	7.18%
NFS LLC Stargate Group Ltd FBO Ubs Trust Co Attn Kristine Neuhauser 500 Delaware Ave Ste 900 Wilmington DE 19801-7409	Transamerica Emerging Markets Debt	I	7.18%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	42.38%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	18.29%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	11.63%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	10.14%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	I2	5.52%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Equity	A	85.87%
NFS LLC FEBO NFS/FMTC IRA R/O FBO Sally A Lerch 3034 Hodle Ave Easton PA 18045-4919	Transamerica Emerging Markets Equity	A	7.77%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Equity	C	100.00%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Equity	I	100.00%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Equity	I2	41.09%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Equity	I2	24.62%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Equity	I2	11.24%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Equity	I2	9.81%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Equity	I2	5.74%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	B	26.49%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Flexible Income	B	9.55%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Flexible Income	B	9.02%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Flexible Income	C	38.13%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	C	10.41%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Flexible Income	C	7.99%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Flexible Income	C	5.96%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Flexible Income	I	54.60%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	I	18.03%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Flexible Income	I	8.63%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Flexible Income	I	6.76%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	38.12%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	21.68%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	14.84%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	14.75%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	10.49%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	23.01%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	20.41%
Blackrock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	14.11%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	12.47%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	10.85%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Allocation	I2	6.35%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	I2	53.74%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	I2	14.17%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	I2	10.92%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	I2	10.55%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	I2	10.45%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	I2	33.88%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	I2	23.79%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	I2	20.87%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	I2	9.40%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	I2	5.16%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	I2	38.84%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	I2	26.35%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	I2	24.80%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	I2	7.86%
TCM Division Merrill Lynch Life Insurance Co Investor Choice Annuity - IRA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	A	32.00%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Growth Opportunities	C	11.64%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Growth Opportunities	C	6.47%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Growth Opportunities	C	5.17%
NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Growth Opportunities	I	45.69%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica Growth Opportunities	I	7.36%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	29.13%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	21.84%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	12.72%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	11.67%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	11.52%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities	I2	5.74%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica High Yield Bond	A	21.49%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	A	9.77%

Name & Address	Portfolio Name	Class	Pct
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	A	6.83%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica High Yield Bond	A	5.45%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	B	23.65%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica High Yield Bond	B	20.46%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	C	14.32%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	C	12.69%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica High Yield Bond	C	12.00%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica High Yield Bond	C	11.82%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	C	5.27%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	I	17.21%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica High Yield Bond	I	15.88%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Bond	I	13.54%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica High Yield Bond	I	13.07%
NFS LLC FEBO Howard Smith Ttee Nrthen Lights TrustFBO Changin Parameters Fund U/A 10/18/06 450 Wireless Blvd Hauppauge NY 11788-3934	Transamerica High Yield Bond	I	6.68%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica High Yield Bond	I	5.81%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	20.48%
National Financial Services 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica High Yield Bond	I2	18.49%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	15.67%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	14.59%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	11.86%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	9.85%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica High Yield Bond	I2	6.60%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	20.80%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	15.27%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	14.02%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	13.32%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	11.89%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	7.62%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	7.03%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International	I2	6.82%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	A	83.78%
William J Bohn TOD 11560 Burlington St Apt 469 Southgate MI 48195-2836	Transamerica International Bond	A	8.22%
Ameritrade Inc FBO 7561441011 PO Box 2226 Omaha NE 68103-2226	Transamerica International Bond	A	8.00%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	C	60.23%
Desmond Nelson & Jo Anne Nelson Ttees Nelson Family Revocable Trust Dtd 08/29/2008 41780 Butterfield Stage Rd #302 Temecula CA 92592-9206	Transamerica International Bond	C	15.25%

Name & Address	Portfolio Name	Class	Pct
Edward D Jones & CO Custodian FBO Vickie Marie Briscoe IRA 7941 E Naranja Ave Mesa AZ 85209-6931	Transamerica International Bond	C	9.20%
LPL Financial 9785 Towne Centre Drive San Diego CA 92121-1968	Transamerica International Bond	C	6.07%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I	100.00%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	35.10%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	25.21%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	15.57%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	12.52%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	I2	6.51%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	A	37.73%
NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	A	7.92%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity	A	6.97%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica International Equity	C	77.74%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	58.27%
Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	Transamerica International Equity	I	5.46%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity	I2	44.84%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity	I2	23.71%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity	I2	14.55%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity	I2	10.57%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	32.11%

Name & Address	Portfolio Name	Class	Pct
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	19.10%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	14.20%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	8.41%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	8.30%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	7.92%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	I2	5.17%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	19.45%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	16.46%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	13.10%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	12.46%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	8.44%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	7.12%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	6.58%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	6.44%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Small Cap	I2	6.07%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	21.22%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	17.68%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	17.45%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	13.89%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	12.91%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	9.09%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value	I2	6.00%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	18.27%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	17.32%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	15.64%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	11.57%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	10.08%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	9.66%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	7.21%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Value Opportunities	I2	5.65%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Growth	A	78.31%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Growth	A	15.88%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Growth	C	97.92%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Growth	I	100.00%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Growth	I2	72.09%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Growth	I2	11.12%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Growth	I2	7.69%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Growth	I2	6.81%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Company	A	39.46%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	A	14.48%

Name & Address	Portfolio Name	Class	Pct
State Street Bank Custodian SIM-IRA Gilbert M Lindsay 2890 Canyonside CT Ne Grand Rapids MI 49525-3176	Transamerica Large Company	A	5.14%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	C	17.10%
LPL Financial 9785 Towne Centre Drive San Diego CA 92121-1968	Transamerica Large Company	C	5.89%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Company	I	90.95%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	I2	42.48%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	I2	27.35%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	I2	24.37%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	I2	23.60%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	I2	20.89%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	I2	15.87%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	I2	12.45%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	I2	9.32%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	I2	9.12%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Company	I2	7.04%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Long/Short Strategy	I2	65.09%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Long/Short Strategy	I2	20.50%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Long/Short Strategy	I2	14.17%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	32.29%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	24.70%

Name & Address	Portfolio Name	Class	Pct
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	12.32%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	12.14%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	11.95%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	I2	6.46%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Mid Cap Value	I2	45.10%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Mid Cap Value	I2	29.05%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Mid Cap Value	I2	20.34%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Money Market	B	13.91%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Money Market	B	5.09%
Frontier Trust Company FBO Bill’s Volume Sales 401(k) Plan PO Box 10758 Fargo ND 58106-0758	Transamerica Money Market	C	10.04%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Money Market	C	9.29%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Money Market	C	5.79%
Mid Atlantic Trust Company FBO Ridgewood Energy Corp 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Money Market	I	9.77%
Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica Money Market	I	7.58%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	26.94%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	21.39%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	20.72%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	15.54%

Name & Address	Portfolio Name	Class	Pct
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	5.14%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	A	12.03%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	A	6.61%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Managed Balanced	C	18.56%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	C	13.60%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	C	10.73%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Managed Balanced	C	9.19%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	C	5.06%
NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	I	49.98%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica Multi-Managed Balanced	I	14.27%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Multi-Managed Balanced	I	6.58%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	A	23.31%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager Alternative Strategies Portfolio	A	16.27%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	A	11.42%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	A	7.20%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager Alternative Strategies Portfolio	A	6.69%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	C	17.23%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	C	12.94%

Name & Address	Portfolio Name	Class	Pct
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager Alternative Strategies Portfolio	C	12.76%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager Alternative Strategies Portfolio	C	11.58%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	C	9.98%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Multi-Manager Alternative Strategies Portfolio	I	31.53%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	I	28.76%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager Alternative Strategies Portfolio	I	13.78%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Multi-Manager Alternative Strategies Portfolio	I	10.85%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	I	5.16%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager International Portfolio	A	24.73%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager International Portfolio	A	12.54%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager International Portfolio	A	11.16%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	A	6.70%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	B	21.83%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager International Portfolio	B	10.97%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager International Portfolio	B	8.61%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager International Portfolio	C	23.56%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager International Portfolio	C	19.69%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	C	13.00%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager International Portfolio	C	7.61%

Name & Address	Portfolio Name	Class	Pct
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager International Portfolio	C	6.24%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Multi-Manager International Portfolio	I	51.35%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	I	24.55%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager International Portfolio	I	11.05%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	I2	34.58%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	I2	27.34%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	I2	16.12%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	I2	5.10%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	25.61%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	18.81%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	14.47%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	12.53%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	9.28%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	7.63%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	I2	5.37%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Short-Term Bond	A	14.60%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	A	12.87%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	A	12.84%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	A	6.13%

Name & Address	Portfolio Name	Class	Pct
First Clearing, LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	C	25.08%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	C	14.48%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	C	8.64%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Short-Term Bond	C	8.54%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	C	6.01%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	I	30.64%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Short-Term Bond	I	30.02%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	I	9.36%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	I	8.73%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Short-Term Bond	I	6.13%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	34.47%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	25.41%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	14.86%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	11.08%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	7.11%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	A	97.10%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	C	100.00%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	I	67.08%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Value	I	17.68%

Name & Address	Portfolio Name	Class	Pct
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Small Cap Value	I	15.24%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	I2	35.35%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	I2	14.95%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	I2	12.80%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	I2	12.52%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	I2	10.49%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	I2	8.95%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	41.82%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	15.34%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	11.99%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	10.93%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	7.92%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	I2	6.75%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Small/Mid Cap Value	A	15.79%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	A	11.03%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Small/Mid Cap Value	A	10.84%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	A	8.29%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	B	33.36%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	B	13.83%

Name & Address	Portfolio Name	Class	Pct
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	B	12.73%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	B	7.65%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	C	19.00%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	C	16.45%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	C	15.93%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	C	10.93%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	C	5.59%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Small/Mid Cap Value	C	5.07%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Small/Mid Cap Value	I	32.75%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	I	32.10%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	I	8.58%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Small/Mid Cap Value	I	6.99%
NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	I2	100.00%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Tactical Income	A	24.28%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Tactical Income	A	13.10%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Tactical Income	A	12.03%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Tactical Income	A	11.28%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Tactical Income	C	22.83%

Name & Address	Portfolio Name	Class	Pct
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Tactical Income	C	13.75%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Tactical Income	C	9.76%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Tactical Income	C	8.49%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Tactical Income	C	7.57%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Tactical Income	I	37.44%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Tactical Income	I	21.95%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica Tactical Income	I	9.40%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	I2	35.70%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	I2	33.38%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	I2	27.00%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	28.36%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	16.96%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	16.04%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	13.55%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	7.98%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	6.97%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	I2	5.73%

Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the fund without the consent or approval of the other shareholders. As of August 2, 2012, the shareholders who held beneficially 25% or m ore of a fund were as follows:

Name & Address	Portfolio Name	Pct Portfolio
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	33.74%
Transamerica Asset Allocation—Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	26.92%
Transamerica Asset Allocation—Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	35.13%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	27.46%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	25.31%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	30.19%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	29.48%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	31.47%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	42.71%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	33.01%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Equity	40.56%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	53.74%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	33.88%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	38.84%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	26.35%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	35.02%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	25.16%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity	25.57%

Name & Address	Portfolio Name	Pct Portfolio
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	32.11%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Growth	71.67%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Long/Short Strategy	65.09%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	32.29%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Mid Cap Value	45.10%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Mid Cap Value	29.05%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	34.58%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	27.34%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	25.61%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	35.23%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	41.82%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	35.70%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	33.38%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	27.00%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	28.36%

Transamerica Series Trust

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Initial	76.30%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Initial	17.80%
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Initial	5.06%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Service	34.18%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Service	23.60%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Service	14.62%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Service	7.76%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Initial	51.54%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Initial	43.00%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Service	40.00%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Service	23.67%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Service	10.01%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Service	7.45%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Service	5.62%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate VP	Initial	64.31%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate VP	Initial	33.60%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate VP	Service	29.70%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate VP	Service	21.27%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate VP	Service	21.12%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate VP	Service	14.22%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	Initial	44.16%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	Initial	16.45%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	Initial	10.17%

Name & Address	Portfolio Name	Class	Pct
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	Initial	8.84%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	Service	34.08%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	Service	20.45%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	Service	12.60%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	Service	7.96%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	Service	6.87%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	Service	5.29%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Money Market VP	Initial	36.30%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Money Market VP	Initial	14.03%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Money Market VP	Initial	9.74%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Money Market VP	Initial	9.65%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Money Market VP	Initial	6.77%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Money Market VP	Service	28.97%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Money Market VP	Service	27.56%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Money Market VP	Service	10.07%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Money Market VP	Service	6.81%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Money Market VP	Service	5.27%
Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Initial	25.31%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Initial	18.80%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Initial	15.18%
Transamerica Asset Allocation – International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Initial	10.39%
Transamerica Asset Allocation – Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Initial	9.04%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Initial	6.73%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Service	17.14%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III (Pam) 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Service	16.76%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Service	13.86%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA (Pam) 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Service	9.13%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON U.S. Government Securities VP	Service	8.33%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AllianceBernstein Dynamic Allocation VP	Initial	48.51%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AllianceBernstein Dynamic Allocation VP	Initial	14.19%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AllianceBernstein Dynamic Allocation VP	Initial	8.50%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AllianceBernstein Dynamic Allocation VP	Initial	6.66%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AllianceBernstein Dynamic Allocation VP	Initial	6.44%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AllianceBernstein Dynamic Allocation VP	Service	37.81%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AllianceBernstein Dynamic Allocation VP	Service	27.00%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AllianceBernstein Dynamic Allocation VP	Service	14.39%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	Initial	42.11%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	Initial	16.03%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	Initial	10.14%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	Initial	7.48%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	Initial	6.18%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	Service	29.89%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	Service	26.78%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	Service	12.15%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	Service	6.63%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	Service	5.31%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	Initial	28.22%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	Initial	24.18%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	Initial	10.65%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	Initial	9.21%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	Initial	8.05%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	Service	26.90%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	Service	26.42%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	Service	11.64%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	Service	7.37%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	Service	5.67%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	Initial	36.53%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	Initial	15.94%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	Initial	10.62%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	Initial	9.74%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	Initial	6.12%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	Service	32.60%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	Service	26.23%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	Service	9.88%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	Service	8.23%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	Initial	41.22%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	Initial	14.98%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	Initial	8.60%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	Initial	6.81%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	Initial	6.37%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	Service	28.60%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	Service	28.29%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	Service	15.17%

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP	Initial	49.82%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP	Initial	48.06%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP	Service	35.30%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP	Service	31.02%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP	Service	12.48%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP	Service	8.84%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	26.60%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	21.33%
Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	15.51%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	6.44%
Transamerica Asset Allocation – BlackRock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	5.93%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	5.36%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Service	30.76%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Service	15.57%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Service	10.47%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Service	8.92%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Service	5.61%
TCM Division Transamerica Financial Life Ins Co Tflic Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Service	5.47%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP	Initial	55.75%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP	Initial	41.89%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP	Service	41.56%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP	Service	27.58%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP	Service	8.92%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP	Service	7.57%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	21.99%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	14.41%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	13.35%
Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	10.70%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	8.40%
Transamerica Asset Allocation – Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	6.99%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	5.41%
Transamerica Asset Allocation – International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	5.29%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Service	32.10%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Service	23.86%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Service	14.44%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Service	9.39%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Service	6.48%

Name & Address	Portfolio Name	Class	Pct
TCM Division Monumental Life Insurance Company Mon Life Advisors Edge 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	Initial	59.21%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	Initial	22.95%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	Initial	13.14%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	Service	40.26%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	Service	23.62%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	Service	16.94%
TCM Division Transamerica Financial Life Ins Co Tflic Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	Service	5.36%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	Initial	57.90%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	Initial	36.72%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	Service	48.75%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	Service	27.82%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	Service	7.11%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	Service	5.46%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP	Initial	56.30%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP	Initial	40.53%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP	Service	45.56%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP	Service	25.58%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP	Service	8.50%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP	Initial	51.73%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP	Initial	44.03%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP	Service	54.48%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP	Service	23.68%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP	Service	12.53%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Income VP	Initial	55.04%

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Income VP	Initial	41.29%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Income VP	Service	51.04%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Income VP	Service	21.94%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Income VP	Service	7.52%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Income VP	Service	5.43%
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Index 100 VP	Initial	100.00%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP	Service	32.56%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP	Service	25.80%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP	Service	12.52%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP	Service	7.07%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP	Service	5.48%
TCM Division Transamerica Financial Life Ins Co Tflic Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP	Service	5.22%

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Index 35 VP	Initial	100.00%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 35 VP	Service	21.99%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 35 VP	Service	21.62%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 35 VP	Service	20.10%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 35 VP	Service	16.25%
TCM Division Monumental Life Insurance Company Mon Life Advisors Edge 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP	Initial	84.84%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP	Initial	6.87%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP	Service	24.43%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP	Service	20.46%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP	Service	19.27%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP	Service	19.14%
TCM Division Monumental Life Insurance Company Mon Life Advisors Edge 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	Initial	59.39%

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	Initial	19.02%
TCM Division Monumental Life Insurance Company Mon Life Advisors Edge Select 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	Initial	12.80%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	Initial	7.82%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	Service	26.94%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	Service	25.14%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	Service	23.27%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	Service	10.93%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	Initial	30.87%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	Initial	20.84%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	Initial	19.45%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	Initial	9.62%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class C 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	Initial	6.19%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	Service	34.62%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	Service	28.06%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	Service	10.12%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	Service	5.73%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	Service	5.15%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Janus Balanced VP	Initial	49.12%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Janus Balanced VP	Initial	47.46%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Janus Balanced VP	Service	43.29%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Janus Balanced VP	Service	26.70%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Janus Balanced VP	Service	8.91%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Janus Balanced VP	Service	7.06%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Initial	33.43%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Initial	18.87%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Initial	13.32%
Transamerica Asset Allocation – Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Initial	12.12%
Transamerica Asset Allocation – BlackRock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Initial	6.30%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	25.22%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	24.07%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	9.79%
TCM Division Transamerica Financial Life Ins Co Tflic Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	8.37%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	7.94%
TCM Division Merrill Lynch Life Insurance Co Separate Account C-Consults Annuity 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	6.53%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	6.49%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	5.08%
Transamerica Asset Allocation – BlackRock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	Initial	47.89%

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	Initial	17.99%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	Initial	13.93%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	Initial	10.01%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	Service	25.58%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	Service	25.10%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	Service	15.90%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	Service	14.42%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	Initial	47.64%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	Initial	11.92%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	Initial	9.73%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	Initial	7.57%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	Initial	6.88%

Name & Address	Portfolio Name	Class	Pct
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	Service	35.41%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	Service	26.20%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	Service	13.23%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	Service	7.49%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	Service	5.13%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	Initial	49.13%
Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	Initial	23.94%
Transamerica Asset Allocation – Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	Initial	10.68%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	Service	42.23%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	Service	15.62%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	Service	13.84%
TCM Division Transamerica Financial Life Ins Co Tflic Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	Service	9.13%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	Service	8.25%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	Service	6.57%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Tactical Allocation VP	Initial	38.99%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Tactical Allocation VP	Initial	25.06%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Tactical Allocation VP	Initial	16.61%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class C 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Tactical Allocation VP	Initial	5.44%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Tactical Allocation VP	Service	28.48%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Tactical Allocation VP	Service	28.11%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Tactical Allocation VP	Service	22.57%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Tactical Allocation VP	Service	5.40%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Dynamic Allocation - Balanced VP	Service	21.32%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Dynamic Allocation - Balanced VP	Service	21.13%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Dynamic Allocation - Balanced VP	Service	19.71%

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Legg Mason Dynamic Allocation - Balanced VP	Service	11.07%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Legg Mason Dynamic Allocation - Balanced VP	Service	6.29%
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Legg Mason Dynamic Allocation - Growth VP	Service	29.89%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Dynamic Allocation - Growth VP	Service	22.83%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Dynamic Allocation - Growth VP	Service	22.05%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Dynamic Allocation - Growth VP	Service	8.51%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Balanced Allocation VP	Service	93.53%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Conservative Allocation VP	Service	82.07%
TCM Division Transamerica Life Insurance Company Transamerica Members Liberty Va 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Conservative Allocation VP	Service	8.21%
TCM Division Transamerica Life Insurance Company Transamerica Members Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Madison Conservative Allocation VP	Service	5.40%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Diversified Income VP	Service	89.82%
TCM Division Transamerica Life Insurance Company Transamerica Members Liberty Va 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Diversified Income VP	Service	5.31%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Large Cap Growth VP	Service	87.01%
TCM Division Transamerica Life Insurance Company Transamerica Members Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Madison Large Cap Growth VP	Service	7.19%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Moderate Growth Allocation VP	Service	91.68%
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Moderate Growth Allocation VP	Service	5.05%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Initial	27.87%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Initial	21.93%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Initial	14.90%
Transamerica Asset Allocation – BlackRock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Initial	8.42%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Initial	6.73%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Initial	6.62%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Service	29.33%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Service	23.95%

Name & Address	Portfolio Name	Class	Pct
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Service	7.83%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Service	7.04%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Service	6.21%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Service	5.99%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	Service	5.47%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Initial	55.12%
Transamerica Asset Allocation – International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Initial	12.88%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Initial	10.09%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Initial	9.64%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Initial	7.18%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Service	33.42%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Service	14.51%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Service	12.36%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Service	10.00%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Service	6.36%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	Service	5.84%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	38.36%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	18.13%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	12.32%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	11.75%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	5.88%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	5.36%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Service	38.54%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Service	18.41%

Name & Address	Portfolio Name	Class	Pct
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Service	17.05%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Service	7.84%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Service	5.37%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Initial	47.74%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Initial	10.12%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Initial	9.85%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Initial	9.34%
TCM Division Merrill Lynch Life Insurance Co Investor Choice Annuity Inv Series 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Service	32.13%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Service	21.30%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Service	13.97%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Service	8.66%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	Service	7.11%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	Initial	56.20%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	Initial	10.93%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	Initial	9.81%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	Initial	8.76%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	Service	37.87%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	Service	14.60%
TCM Division Transamerica Financial Life Ins Co Tflic Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	Service	12.43%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	Service	9.74%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	Service	9.58%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	Service	5.27%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Initial	37.84%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Initial	22.49%

Name & Address	Portfolio Name	Class	Pct
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Initial	17.86%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Initial	9.74%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Service	32.28%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Service	22.62%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Service	14.29%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Service	8.45%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Service	5.60%
Transamerica Asset Allocation – Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS VP	Initial	98.52%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS VP	Service	34.10%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS VP	Service	27.44%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS VP	Service	10.93%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS VP	Service	5.55%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	Initial	30.54%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	Initial	21.18%
Transamerica Asset Allocation – Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	Initial	15.69%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	Initial	10.73%
Transamerica Asset Allocation – BlackRock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	Initial	5.76%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	Service	29.30%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	Service	26.18%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	Service	10.70%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	Service	7.33%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica ProFund UltraBear VP	Service	40.76%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica ProFund UltraBear VP	Service	34.32%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica ProFund UltraBear VP	Service	7.46%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	39.92%

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	13.37%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	11.24%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	7.85%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	6.19%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	6.00%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Service	30.01%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Service	18.45%
TCM Division Merrill Lynch Life Insurance Co Investor Choice Annuity Inv Series 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Service	15.31%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Service	14.93%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Service	7.99%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Initial	35.64%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Initial	17.13%

Name & Address	Portfolio Name	Class	Pct
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Initial	10.00%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Initial	8.56%
TCM Division Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Initial	5.36%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Service	34.12%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Service	23.64%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Service	9.84%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Service	8.47%
TCM Division Transamerica Financial Life Ins Co Tflic Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Service	7.03%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	Service	5.36%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	Initial	42.32%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	Initial	24.22%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	Initial	17.82%

Name & Address	Portfolio Name	Class	Pct
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class C 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	Initial	6.63%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	Service	78.00%
TCM Division Western Reserve Life Assurance Co WRL Freedom Multiple 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	Service	12.31%
TCM Division Transamerica Life Insurance Company Tolic Fund B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth II VP	Initial	100.00%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	31.91%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	13.42%
Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	8.82%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	8.71%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	7.55%
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Initial	7.00%
TCM Division Merrill Lynch Life Insurance Co Investor Choice Annuity Inv Series 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Service	52.35%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Service	12.83%

Name & Address	Portfolio Name	Class	Pct
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Service	10.67%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	Service	5.28%

Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the fund without the consent or approval of the other shareholders. As of August 2, 2012, the shareholders who held beneficially 25% or m ore of a fund were as follows:

Transamerica Funds

Name & Address	Portfolio Name	Pct Portfolio
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	33.74%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Arbitrage Strategy	26.92%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Commodity Strategy	35.13%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	27.46%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Core Bond	25.31%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	30.19%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Debt	29.48%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Developing Markets Equity	31.47%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets	42.71%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Debt	33.01%

Name & Address	Portfolio Name	Pct Portfolio
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Emerging Markets Equity	40.56%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Macro	53.74%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Real Estate Securities	33.88%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	38.84%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth	26.35%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	35.02%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Bond	25.16%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity	25.57%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Equity Opportunities	32.11%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Large Cap Growth	71.67%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Long/Short Strategy	65.09%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Futures Strategy	32.29%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Mid Cap Value	45.10%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Mid Cap Value	29.05%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	34.58%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Real Return TIPS	27.34%

Name & Address	Portfolio Name	Pct Portfolio
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Select Equity	25.61%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Cap Value	35.23%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Small Company Growth	41.82%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	35.70%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	33.38%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Total Return	27.00%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Value	28.36%

Transamerica Series Trust

Name & Address	Portfolio Name	Pct Port
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	32.92%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	33.36%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate VP	29.47%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	29.52%

Name & Address	Portfolio Name	Pct Port
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AllianceBernstein Dynamic Allocation VP	32.92%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP	35.20%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP	30.94%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP	41.37%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP	27.45%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	39.79%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	43.12%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP	36.01%

Name & Address	Portfolio Name	Pct Port
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP	38.68%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Income VP	44.88%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP	32.55%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP	25.80%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	26.79%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	25.00%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	33.28%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	26.97%

Name & Address	Portfolio Name	Pct Port
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Janus Balanced VP	37.77%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	31.61%
Transamerica Asset Allocation – BlackRock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	37.59%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	43.27%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	43.66%
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Legg Mason Dynamic Allocation - Growth VP	29.89%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Balanced Allocation VP	93.53%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Conservative Allocation VP	82.07%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Diversified Income VP	89.82%

Name & Address	Portfolio Name	Pct Port
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Large Cap Growth VP	87.01%
TCM Division Transamerica Life Insurance Company Transamerica Members Landmark VA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Madison Moderate Growth Allocation VP	91.68%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	47.56%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	34.72%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	42.07%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	49.86%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS VP	31.20%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS VP	25.11%

Name & Address	Portfolio Name	Pct Port
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica ProFund UltraBear VP	40.76%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica ProFund UltraBear VP	34.32%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	30.07%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	25.48%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	38.97%
TCM Division Transamerica Life Insurance Company Tolic Fund B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth II VP	100.00%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	30.06%

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, FL 33716

Telephone: 1-888-233-4339

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2012

A special meeting of shareholders of your Transamerica fund will be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on October 29, 2012 at 11:00 a.m. (Eastern time).

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail. We encourage you to access and review the proxy materials before voting.

The following materials are available for view: Proxy Materials for the Special Meeting of Shareholders to be held on October 29, 2012.

At the special meeting, you are being asked to vote on proposals to: (i) elect Board Members for your fund; (ii) approve a new investment advisory agreement for your fund; and (iii) approve changes to your fund’s fundamental investment policies. Importantly, the Board Members responsible for your fund have considered the proposals and have determined they are in the best interest of your fund, and unanimously recommend that you vote “FOR” these proposals.

The proxy materials will be available to review on each Trust’s website at https://www.transamericainvestments.com/media/PDF/Transamerica-Funds-Proxy-Statement-August-2012.pdf (for Transamerica Funds) and http://www.transamericaseriestrust.com/pdf/2012/Transamerica-Series-Trust-Proxy-Statement-August-2012.pdf (for Transamerica Series Trust) until at least January 31, 2013. A paper or email copy of the proxy materials may be obtained, without charge, by contacting D.F. King, the funds’ proxy solicitator at 1-888-233-4339

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy.

Online Viewing and Voting is Quick, Easy , and Environmentally Friendly!

View proxy materials and vote immediately in 3 simple steps:

Step 1:	Go to the electronic voting site at www.kingproxy.com/transamericafund.

Step 2:	Access and view the proxy materials, which consist of the Letter to Shareholders, Questions and Answers, Notice of Special Meeting of Shareholders. Joint Proxy Statement and Form of Proxy Card by clicking on the links provided.

Step 3:	Follow simple instructions on the screen to log in and vote your eligible positions.

To vote your eligible position(s), you must either vote online via the Internet or request a copy of a full set of proxy materials which includes a proxy card (see instructions above). If you wish to vote at the special meeting, please bring this notice and proper identification with you.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE.

[FORM OF PROXY CARD]

[To be filed with definitive proxy statement]